UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03980

Morgan Stanley Institutional Fund Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	September 30, 2012

Date of reporting period:	September 30, 2012

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund Trust

Global Strategist Portfolio
(formerly Balanced Portfolio)

Annual
Report

September 30, 2012

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	22
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	42
Federal Tax Notice	43
U.S. Privacy Policy	44
Trustee and Officer Information	47

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Shareholders' Letter (unaudited)

Dear Shareholders:

We are pleased to provide this Annual report, in which you will learn how your investment in Global Strategist Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

October 2012

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder servicing fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the hypothetical account values and hypothetical expenses are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/12	Actual Ending Account Value 9/30/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,054.00	$1,017.00	$8.22	*	$8.07	*	1.60%
Global Strategist Portfolio Class P	1,000.00	1,052.90	1,015.75	9.49	*	9.32	*	1.85
Global Strategist Portfolio Class H	1,000.00	1,055.20	1,013.09	8.17	+	8.00	+	1.89
Global Strategist Portfolio Class L	1,000.00	1,053.00	1,010.98	10.32	+	10.11	+	2.39

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

+  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 154/366 (to reflect the actual days in the period).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee was lower than its peer group average and the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable given the quality and nature of the services provided.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited)

Global Strategist Portfolio

Performance

For the fiscal year ended September 30, 2012, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 23.66%, net of fees. The Portfolio's Class I outperformed against the MSCI All Country World Index (the "Index"), which returned 20.98%, the Barclays Capital U.S. Aggregate Index, which returned 5.16%, and the 60/40 Blended Index (the "Blended Index"), a blend of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Index, which returned 19.94%, and underperformed against the S&P 500® Index, which returned 30.20%.

Factors Affecting Performance

•  Risk markets rebounded in the fourth quarter of 2011 and the first quarter of 2012, aided by better economic data in the U.S. and the introduction of a three-year long-term refinancing operation (LTRO) in the eurozone, which dramatically reduced the risk of a bank funding crisis and helped lower sovereign yields for Italy and Spain. However, this rally lost steam in the second quarter of 2012, as markets succumbed to the weakening trend in global economic growth, a rise in eurozone risk premia and the recognition that an adequate policy response may not be forthcoming. In the U.S., economic activity was hurt by payback from an unseasonably warm winter and tighter financial conditions owing to tensions in Europe, with the deterioration accelerating notably in June. In the emerging world, the dominant focus was the slowdown in Chinese growth. Expectations of a second quarter trough in activity data were sorely disappointed, as fixed asset investment growth slowed to its lowest level in near a decade at 20.1% year-over-year in May. Policymakers came to the rescue in the third quarter, with the Federal Reserve embarking on an open-ended quantitative easing program and the European Central Bank (ECB) introducing an asset purchase program of its own, focused primarily on Spain and Italy. This verbal easing helped extend the global risk rally through the end of September, even as the trend in macro data failed to meaningfully improve over the course of the quarter.

•  Regarding the Portfolio's overall performance relative to the Blended Index, an overweight position in global equities and underweight position in fixed income positively impacted returns as equities sharply rebounded from depressed levels, while U.S. Treasury yields traded in a range for the large part of the 12-month period.

•  Within U.S. equities, an overweight allocation to homebuilders contributed to performance as U.S. housing fundamentals showed material signs of improvement, boosting related stocks in the process. However, an overweight to U.S. semiconductors and underweight to U.S. real estate investment trusts (REITs) detracted from performance, as global investors shunned cyclical sectors in favor of more defensive, higher yielding positions.

•  Security selection within fixed income negatively impacted performance. Underweight positions in U.S. government bonds detracted from performance as 10-year Treasury yields fell to historic lows of 1.39%.

•  However, other positions performed more favorably. Within U.S. equities, an allocation to high dividend-paying equities added to relative performance as investors found their yields attractive in an otherwise low yielding environment.

•  Within currencies, tactical underweights to the euro and Australian dollar added to performance. The euro largely depreciated on the back of greater tension in sovereign bond markets, while the Australian dollar weakened due to falling commodity prices and expectations for aggressive Reserve Bank of Australia easing.

Management Strategies

•  Heading into the fourth quarter of 2012, we remain cautiously optimistic on global risk assets. This view had been reflected in the Portfolio through an overweight position in equities and underweight in G3 government bonds. We recently downgraded our view on equities to neutral but have maintained our cautious stance on G3 bonds.

•  Two factors drove this shift: a neutralization of previously favorable valuations and sentiment, as well as a weakening of economic activity to stall speed. At the global equity market's low in early June, equity valuations in many regions had returned to near March 2009 levels with European Monetary Union (EMU) equities trading at 8.5 times 12-month forward earnings, emerging markets at 9.0 times and even the U.S. trading at only 11.5 times. Four months, a 15% rally in global equities and many earnings downgrades later, stocks are much closer to our estimates of fair value, with the U.S. at 13.2 times,

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

EMU recently at 10.6 times and emerging markets at 10.2 times. We maintain conservative estimates primarily because we expect further downgrades to earnings over the coming months.

•  Recent data point to subpar U.S. growth at 1.5% to 2.0%, EMU mired in recession and China in hard landing, all likely to remain at such a pace through the first quarter of 2013. As a result, global economic growth has slowed to stall speed (i.e. below 2.0%). This is concerning as studies have shown that upon reaching stall speed, growth often descends into recessionary territory. Already, current economic activity levels imply that global earnings growth will likely slip from -5% to -10% from current analyst expectations of +8% globally. Any further slippage in gross domestic product (GDP) growth could cause earnings to fall even further to -15%, a miss too big for markets to digest.

•  However, from a long-term asset allocation standpoint, we believe equities continue to look appealing relative to other assets classes, especially developed government bonds. Handicapping the potential near-term risks, we intend to maintain a neutral to moderate overweight position in global equities and an underweight position in developed fixed income.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Morgan Stanley Capital International All Country World Index(1), the S&P 500® Index(2), the Barclays Capital U.S. Aggregate Index(3), the 60/40 Blended Index(4), and the Lipper Mixed-Asset Target Allocation Growth Funds Index(5)

	Period Ended September 30, 2012 Total Returns(6)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Portfolio — Class I Shares w/o sales charges(7)	23.66%	3.33%	8.31%	7.68%
MSCI All Country World Index	20.98	–2.07	8.61	7.12
S&P 500® Index	30.20	1.05	8.01	8.35
Barclays Capital U.S. Aggregate Index	5.16	6.53	5.32	6.41
60/40 Blended Index	19.94	3.88	7.35	8.00
Lipper Mixed-Asset Target Allocation Growth Funds Index	20.23	1.99	7.24	7.55
Portfolio — Class P Shares w/o sales charges(8)	23.33	3.05	8.02	6.43
MSCI All Country World Index	20.98	–2.07	8.61	4.99
S&P 500® Index	30.20	1.05	8.01	6.51
Barclays Capital U.S. Aggregate Index	5.16	6.53	5.32	6.27
60/40 Blended Index	19.94	3.88	7.35	6.92
Lipper Mixed-Asset Target Allocation Growth Funds Index	20.23	1.99	7.24	6.41
Portfolio — Class H Shares w/o sales charges(9)	—	—	—	5.52
Portfolio — Class H Shares with maximum 4.75% sales charges(9)	—	—	—	0.50
MSCI All Country World Index	—	—	—	1.85
S&P 500® Index	—	—	—	3.68
Barclays Capital U.S. Aggregate Index	—	—	—	2.63
60/40 Blended Index	—	—	—	3.30
Lipper Mixed-Asset Target Allocation Growth Funds Index	—	—	—	2.60
Portfolio — Class L Shares w/o sales charges(9)	—	—	—	5.30
MSCI All Country World Index	—	—	—	1.85
S&P 500® Index	—	—	—	3.68
Barclays Capital U.S. Aggregate Index	—	—	—	2.63
60/40 Blended Index	—	—	—	3.30
Lipper Mixed-Asset Target Allocation Growth Funds Index	—	—	—	2.60

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for periods less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by any foreign countries represented in the Index. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's primary benchmark was changed in July 2012 to the MSCI All Country World Index to more accurately reflect the Portfolio's investible universe.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The 60/40 Blended Index is comprised of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Index.

(5)  The Lipper Mixed-Asset Target Allocation Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mixed-Asset Target Allocation Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 fund represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mixed-Asset Target Allocation Growth Funds classification.

(6)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least two years or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(7)  Commenced operations on December 31, 1992.

(8)   Commenced operations on November 1, 1996.

(9)   Commenced operations on April 27, 2012.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Classification	Percentage of Total Investments
Common Stocks	44.1%
Fixed Income Securities	42.7
Short-Term Investments	10.4
Commodity Linked Security	1.5
Other**	1.3
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency exchange contracts with net unrealized appreciation of approximately $3,000. Does not include open long/short futures contracts with an underlying face amount of approximately $26,384,000 and net unrealized depreciation of approximately $215,000. Does not include open swap agreements with net unrealized appreciation of approximately $63,000.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (42.4%)
Agency Adjustable Rate Mortgage (0.1%)
United States (0.1%)
Federal National Mortgage Association,
Conventional Pool
2.32%, 5/1/35 (Cost $57)	$55	$59
Agency Fixed Rate Mortgages (4.9%)
United States (4.9%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
4.00%, 12/1/41	80	87
4.50%, 6/1/39	399	429
7.50%, 5/1/35	15	18
October TBA:
3.00%, 10/1/27 (a)	150	158
Federal National Mortgage Association,
Conventional Pools:
4.00%, 11/1/41	60	65
5.50%, 5/1/37 - 8/1/38	346	387
6.00%, 1/1/38	64	71
7.50%, 8/1/37	28	35
Government National Mortgage Association,
October TBA:
3.50%, 10/15/42 (a)	185	202
4.00%, 10/15/42 (a)	525	579
Various Pools:
4.50%, 4/15/39 - 8/15/39	125	138
Total Agency Fixed Rate Mortgages (Cost $2,136)		2,169
Asset-Backed Securities (0.3%)
United States (0.3%)
Santander Drive Auto Receivables Trust,
3.06%, 11/15/17	50	51
U-Haul S Fleet LLC,
4.90%, 10/25/23 (b)	75	81
Total Asset-Backed Securities (Cost $125)		132
Collateralized Mortgage Obligations — Agency Collateral Series (1.1%)
United States (1.1%)
Federal Home Loan Mortgage Corporation,
2.79%, 1/25/22	75	80
2.97%, 10/25/21	90	98
IO
0.83%, 1/25/21 (c)	691	28
IO PAC REMIC
6.25%, 6/15/40 (c)	436	85
IO REMIC
5.83%, 4/15/39 (c)	208	50
Federal National Mortgage Association,
IO REMIC
5.00%, 8/25/37	56	2
6.38%, 9/25/38 (c)	183	38
	Face Amount (000)		Value (000)
Government National Mortgage Association,
IO
6.36%, 6/20/40 (c)		$120	$20
6.38%, 4/16/41 (c)		284	64
Total Collateralized Mortgage Obligations — Agency Collateral Series (Cost $393)			465
Commercial Mortgage Backed Securities (0.6%)
United States (0.6%)
Citigroup Commercial Mortgage Trust (See Note G),
6.26%, 12/10/49 (c)		50	60
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.17%, 8/15/46		70	81
4.39%, 7/15/46 (b)		100	114
Total Commercial Mortgage Backed Securities (Cost $220)			255
Corporate Bonds (6.5%)
Australia (0.3%)
Macquarie Bank Ltd.,
3.30%, 7/17/14 (b)(d)		42	44
6.63%, 4/7/21 (b)		25	27
Macquarie Group Ltd.,
6.00%, 1/14/20 (b)		25	27
Wesfarmers Ltd.,
2.98%, 5/18/16 (b)		50	52
			150
Canada (0.2%)
Barrick Gold Corp.,
3.85%, 4/1/22		65	68
France (0.3%)
BNP Paribas SA,
5.00%, 1/15/21		40	44
Credit Agricole SA,
5.88%, 6/11/19	EUR	50	68
			112
Israel (0.1%)
Teva Pharmaceutical Finance IV BV,
3.65%, 11/10/21		$60	65
Italy (0.4%)
Finmeccanica Finance SA,
8.13%, 12/3/13	EUR	50	69
Telecom Italia Finance SA,
7.75%, 1/24/33		30	41
UniCredit SpA,
4.38%, 2/10/14		50	66
			176
Japan (0.1%)
Nippon Telegraph & Telephone Corp.,
1.40%, 7/18/17		$25	25
Luxembourg (0.1%)
ArcelorMittal,
10.10%, 6/1/19		25	29

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Spain (0.2%)
Gas Natural Capital Markets SA,
4.13%, 1/26/18	EUR	50	$62
Santander Holdings USA, Inc.,
4.63%, 4/19/16		$10	10
			72
Switzerland (0.1%)
ABB Treasury Center USA, Inc.,
2.50%, 6/15/16 (b)		55	58
United Kingdom (1.2%)
Abbey National Treasury Services PLC,
3.63%, 10/14/16	EUR	75	105
MTN
3.88%, 11/10/14 (b)		$100	102
Diageo Capital PLC,
1.50%, 5/11/17		15	15
HSBC Holdings PLC,
4.00%, 3/30/22		45	48
6.00%, 6/10/19	EUR	50	74
Imperial Tobacco Finance PLC,
8.38%, 2/17/16		50	79
Standard Chartered PLC,
3.85%, 4/27/15 (b)		$100	106
			529
United States (3.5%)
Altria Group, Inc.,
2.85%, 8/9/22		25	25
Bank of America Corp.,
5.63%, 7/1/20		15	17
Boston Properties LP,
3.85%, 2/1/23		25	26
Citigroup, Inc. (See Note G),
6.13%, 5/15/18		31	37
CNA Financial Corp.,
5.75%, 8/15/21		45	52
Comcast Corp.,
5.70%, 5/15/18		30	37
CRH America, Inc.,
6.00%, 9/30/16		40	45
Darden Restaurants, Inc.,
6.20%, 10/15/17		50	58
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
3.80%, 3/15/22		25	26
Ford Motor Credit Co., LLC,
4.21%, 4/15/16		200	212
General Electric Capital Corp.,
3.15%, 9/7/22		100	101
Genworth Financial, Inc.,
7.20%, 2/15/21		30	31
Gilead Sciences, Inc.,
4.50%, 4/1/21		40	46
	Face Amount (000)	Value (000)
Goldman Sachs Group, Inc. (The),
5.75%, 1/24/22	$80	$92
Harley-Davidson Funding Corp.,
6.80%, 6/15/18 (b)	30	37
Hartford Financial Services Group, Inc.,
5.50%, 3/30/20	25	28
Hewlett-Packard Co.,
4.65%, 12/9/21	50	52
JPMorgan Chase & Co.,
3.15%, 7/5/16	60	64
4.63%, 5/10/21	25	28
Life Technologies Corp.,
6.00%, 3/1/20	40	48
Merrill Lynch & Co., Inc.,
6.88%, 4/25/18	40	48
Murphy Oil Corp.,
4.00%, 6/1/22	25	27
Nationwide Financial Services,
5.38%, 3/25/21 (b)	25	27
Omnicom Group, Inc.,
3.63%, 5/1/22	25	27
Pacific LifeCorp,
6.00%, 2/10/20 (b)	25	28
Phillips 66,
4.30%, 4/1/22 (b)	25	27
Plains All American Pipeline LP/PAA Finance Corp.,
8.75%, 5/1/19	30	40
PPL WEM Holdings PLC,
3.90%, 5/1/16 (b)	40	42
Prudential Financial, Inc.,
7.38%, 6/15/19	50	63
Santander Holdings USA, Inc.,
3.00%, 9/24/15	10	10
Sonoco Products Co.,
5.75%, 11/1/40	40	47
Verizon Communications, Inc.,
8.95%, 3/1/39	45	79
Watson Pharmaceuticals,
3.25%, 10/1/22	10	10
4.63%, 10/1/42	10	10
WellPoint, Inc.,
3.30%, 1/15/23	25	25
		1,572
Total Corporate Bonds (Cost $2,646)		2,856
Mortgages — Other (1.1%)
United States (1.1%)
Banc of America Alternative Loan Trust,
5.86%, 10/25/36	63	48
5.91%, 10/25/36 (c)	120	92
6.00%, 4/25/36	59	60
Chaseflex Trust,
6.00%, 2/25/37	62	48

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
First Horizon Alternative Mortgage Securities,
6.25%, 8/25/36		$37	$30
GSR Mortgage Loan Trust,
5.75%, 1/25/37		71	71
Lehman Mortgage Trust,
5.50%, 11/25/35		34	34
6.50%, 9/25/37		82	68
RALI Trust,
0.72%, 3/25/35 (c)		53	33
Total Mortgages — Other (Cost $461)			484
Sovereign (22.1%)
Australia (0.7%)
Australia Government Bond,
5.25%, 3/15/19	AUD	270	323
Brazil (0.2%)
Brazilian Government International Bond,
4.88%, 1/22/21 (d)		$90	108
Canada (1.1%)
Canadian Government Bond,
4.25%, 6/1/18	CAD	400	471
Denmark (0.1%)
Denmark Government Bond,
4.00%, 11/15/19	DKK	200	42
France (0.7%)
France Government Bond OAT,
3.25%, 10/25/21	EUR	75	106
4.00%, 4/25/18		100	149
French Treasury Note BTAN,
3.00%, 7/12/14		35	47
			302
Germany (2.8%)
Bundesobligation,
2.75%, 4/8/16		300	420
Bundesrepublik Deutschland,
1.75%, 7/4/22		300	398
4.25%, 7/4/39		230	417
			1,235
Italy (1.1%)
Italy Buoni Poliennali Del Tesoro,
3.00%, 6/15/15		150	193
4.00%, 9/1/20		115	142
4.50%, 2/1/18		100	132
			467
Japan (4.7%)
Japan Government Ten Year Bond,
1.10%, 6/20/21	JPY	35,000	466
1.30%, 12/20/13		20,000	260
1.70%, 6/20/18		20,000	277
1.90%, 6/20/16		35,000	478
	Face Amount (000)		Value (000)
Japan Government Thirty Year Bond,
1.70%, 6/20/33	JPY	45,000	$580
			2,061
Mexico (0.6%)
Mexican Bonos,
10.00%, 12/5/24	MXN	1,900	208
Petroleos Mexicanos,
4.88%, 1/24/22		$70	79
			287
Netherlands (0.3%)
Netherlands Government Bond,
4.00%, 7/15/19 (b)	EUR	100	152
Norway (0.1%)
Norway Government Bond,
6.50%, 5/15/13	NOK	250	45
Poland (0.6%)
Poland Government Bond,
5.25%, 10/25/17	PLN	500	164
Poland Government International Bond,
5.00%, 3/23/22		$70	81
			245
South Africa (0.1%)
South Africa Government Bond,
7.25%, 1/15/20	ZAR	500	63
Spain (6.4%)
Spain Government Bond,
4.75%, 7/30/14	EUR	2,150	2,829
Supernational (0.7%)
European Investment Bank,
2.15%, 1/18/27	JPY	12,000	166
European Union,
3.25%, 4/4/18	EUR	100	144
			310
Sweden (0.2%)
Sweden Government Bond,
4.25%, 3/12/19	SEK	450	82
United Kingdom (1.7%)
United Kingdom Gilt,
4.00%, 3/7/22	GBP	160	315
4.25%, 9/7/39		230	457
			772
Total Sovereign (Cost $9,492)			9,794
U.S. Agency Securities (1.3%)
United States (1.3%)
Federal National Mortgage Association,
1.25%, 9/28/16		$350	360
5.38%, 6/12/17		170	206
Total U.S. Agency Securities (Cost $546)			566

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (4.4%)
United States (4.4%)
U.S. Treasury Bond,
3.88%, 8/15/40	$270	$330
U.S. Treasury Notes,
0.75%, 6/15/14	450	454
1.75%, 3/31/14	155	158
2.25%, 1/31/15	580	607
3.00%, 9/30/16	300	330
3.63%, 8/15/19	50	59
Total U.S. Treasury Securities (Cost $1,913)		1,938
Total Fixed Income Securities (Cost $17,989)		18,718
	Shares
Common Stocks (43.7%)
Australia (1.4%)
AGL Energy Ltd.	498	8
Amcor Ltd.	1,417	11
AMP Ltd.	2,727	12
Australia & New Zealand Banking Group Ltd.	2,163	55
BHP Billiton Ltd.	2,936	101
Brambles Ltd.	2,064	15
Coca-Cola Amatil Ltd.	80	1
Commonwealth Bank of Australia	1,107	64
CSL Ltd.	423	20
Macquarie Group Ltd.	265	8
National Australia Bank Ltd.	1,416	37
Newcrest Mining Ltd.	588	18
Orica Ltd.	341	9
Origin Energy Ltd.	958	11
QBE Insurance Group Ltd.	933	13
Rio Tinto Ltd.	363	20
Santos Ltd.	861	10
Stockland REIT	5,155	18
Suncorp Group Ltd.	1,112	11
Telstra Corp., Ltd.	3,618	15
Transurban Group	2,325	14
Wesfarmers Ltd.	742	26
Westfield Group REIT	2,224	23
Westfield Retail Trust REIT	3,300	10
Westpac Banking Corp.	2,008	52
Woodside Petroleum Ltd.	484	17
Woolworths Ltd.	991	30
		629
Canada (2.5%)
Agnico-Eagle Mines Ltd.	200	10
Agrium, Inc.	200	21
Bank of Montreal	600	35
Bank of Nova Scotia (d)	1,000	55
Barrick Gold Corp. (d)	1,100	46
BCE, Inc. (d)	700	31
Brookfield Asset Management, Inc., Class A	700	24
Cameco Corp.	500	10
	Shares	Value (000)
Canadian Imperial Bank of Commerce (d)	500	$39
Canadian National Railway Co. (d)	400	35
Canadian Natural Resources Ltd.	1,100	34
Canadian Oil Sands Ltd. (d)	600	13
Canadian Pacific Railway Ltd. (d)	200	17
Cenovus Energy, Inc. (d)	800	28
Crescent Point Energy Corp. (d)	300	13
Eldorado Gold Corp.	700	11
Enbridge, Inc.	900	35
Encana Corp.	800	18
First Quantum Minerals Ltd.	700	15
Goldcorp, Inc.	800	37
Husky Energy, Inc. (d)	300	8
Imperial Oil Ltd. (d)	200	9
Intact Financial Corp.	200	12
Kinross Gold Corp.	1,400	14
Magna International, Inc. (d)	300	13
Manulife Financial Corp. (d)	2,500	30
National Bank of Canada (d)	200	15
Nexen, Inc.	600	15
Pembina Pipeline Corp. (d)	500	14
Potash Corp. of Saskatchewan, Inc.	900	39
Power Corp. of Canada (d)	600	15
Rogers Communications, Inc. (d)	400	16
Royal Bank of Canada (d)	1,500	86
Shaw Communications, Inc. (d)	400	8
Shoppers Drug Mart Corp. (d)	300	12
Silver Wheaton Corp.	400	16
Sun Life Financial, Inc.	800	19
Suncor Energy, Inc.	1,500	49
Talisman Energy, Inc.	1,200	16
Teck Resources Ltd.	600	18
Thomson Reuters Corp. (d)	400	12
Tim Hortons, Inc. (d)	300	16
Toronto-Dominion Bank (The) (d)	900	75
TransCanada Corp. (d)	700	32
Valeant Pharmaceuticals International, Inc. (e)	300	17
Yamana Gold, Inc. (d)	800	15
		1,118
Denmark (0.3%)
AP Moller - Maersk A/S	1	7
AP Moller - Maersk A/S Series B	1	7
Carlsberg A/S	98	9
Coloplast A/S	24	5
Danske Bank A/S (e)	608	11
DSV A/S	187	4
Novo Nordisk A/S Series B	384	61
Novozymes A/S Series B	241	6
TDC A/S	537	4
		114

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Germany (1.6%)
Adidas AG	242	$20
Allianz SE (Registered)	410	49
BASF SE	831	70
Bayer AG (Registered)	694	60
Bayerische Motoren Werke AG	359	26
Continental AG	100	10
Daimler AG (Registered)	810	39
Deutsche Bank AG (Registered)	964	38
Deutsche Boerse AG	210	12
Deutsche Post AG (Registered)	757	15
Deutsche Telekom AG (Registered)	2,312	28
E.ON AG	1,468	35
Fresenius Medical Care AG & Co., KGaA	222	16
Fresenius SE & Co., KGaA	128	15
Henkel AG & Co., KGaA	152	10
Infineon Technologies AG	1,314	8
K&S AG (Registered)	206	10
Linde AG	245	42
Muenchener Rueckversicherungs AG (Registered)	166	26
Porsche Automobil Holding SE (Preference)	141	8
RWE AG	408	18
SAP AG	869	62
Siemens AG (Registered)	751	75
Volkswagen AG (Preference)	144	26
		718
Japan (4.6%)
Aeon Co., Ltd.	1,000	11
Aisin Seiki Co., Ltd. (d)	300	9
Ajinomoto Co., Inc.	1,000	16
Asahi Glass Co., Ltd. (d)	2,000	13
Asahi Group Holdings Ltd.	600	15
Asahi Kasei Corp. (d)	3,000	15
Astellas Pharma, Inc. (d)	600	30
Bridgestone Corp.	900	21
Canon, Inc. (d)	1,200	38
Central Japan Railway Co. (d)	200	18
Chubu Electric Power Co., Inc. (d)	900	12
Dai-ichi Life Insurance Co., Ltd. (The) (d)	14	16
Daiichi Sankyo Co., Ltd. (d)	500	8
Daikin Industries Ltd. (d)	500	13
Daito Trust Construction Co., Ltd.	100	10
Daiwa House Industry Co., Ltd.	1,000	14
Denso Corp. (d)	700	22
East Japan Railway Co. (d)	600	40
Eisai Co., Ltd. (d)	300	14
FANUC Corp. (d)	200	32
Fast Retailing Co., Ltd.	100	23
FUJIFILM Holdings Corp. (d)	800	13
Fujitsu Ltd. (d)	3,000	11
Hankyu Hanshin Holdings, Inc.	3,000	16
Hitachi Ltd. (d)	5,000	28
	Shares	Value (000)
Honda Motor Co., Ltd. (d)	1,600	$49
Hoya Corp. (d)	1,000	22
Inpex Corp. (d)	3	18
Isuzu Motors Ltd.	2,000	10
ITOCHU Corp. (d)	1,400	14
Japan Tobacco, Inc. (d)	1,000	30
JFE Holdings, Inc. (d)	800	11
JX Holdings, Inc. (d)	4,100	22
Kansai Electric Power Co., Inc. (The)	800	6
Kao Corp. (d)	800	24
KDDI Corp. (d)	300	23
Keyence Corp.	100	26
Kintetsu Corp. (d)	3,000	12
Kirin Holdings Co., Ltd.	1,000	13
Komatsu Ltd. (d)	1,100	22
Kubota Corp. (d)	2,000	20
Kyocera Corp. (d)	300	26
LIXIL Group Corp. (d)	500	12
Marubeni Corp. (d)	2,000	13
Mitsubishi Chemical Holdings Corp. (d)	2,500	10
Mitsubishi Corp. (d)	1,600	29
Mitsubishi Electric Corp. (d)	2,000	15
Mitsubishi Estate Co., Ltd.	1,000	19
Mitsubishi Heavy Industries Ltd. (d)	7,000	30
Mitsui & Co., Ltd. (d)	1,900	27
Mitsui Fudosan Co., Ltd.	1,000	20
Mizuho Financial Group, Inc. (d)	23,900	39
MS&AD Insurance Group Holdings (d)	800	14
Murata Manufacturing Co., Ltd. (d)	400	21
Nidec Corp. (d)	200	15
Nikon Corp. (d)	500	14
Nintendo Co., Ltd.	100	13
Nippon Building Fund, Inc. REIT	1	11
Nippon Steel Sumitomo Metal Corp. (d)	9,000	18
Nippon Telegraph & Telephone Corp.	500	24
Nissan Motor Co., Ltd. (d)	2,700	23
Nitto Denko Corp. (d)	300	14
NKSJ Holdings, Inc. (d)	600	12
Nomura Holdings, Inc. (d)	5,300	19
NTT DoCoMo, Inc. (d)	19	31
Odakyu Electric Railway Co., Ltd. (d)	2,000	21
Oriental Land Co., Ltd.	100	13
ORIX Corp. (d)	130	13
Osaka Gas Co., Ltd. (d)	4,000	18
Otsuka Holdings Co., Ltd. (d)	600	19
Panasonic Corp. (d)	2,700	18
Rakuten, Inc. (d)	1,100	11
Resona Holdings, Inc.	2,900	12
Secom Co., Ltd. (d)	300	16
Seven & I Holdings Co., Ltd.	1,300	40
Shin-Etsu Chemical Co., Ltd. (d)	700	39
Shizuoka Bank Ltd. (The) (d)	2,000	20
SMC Corp.	100	16

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
Softbank Corp. (d)	900	$36
Sony Corp. (d)	1,300	15
Sumitomo Corp. (d)	1,600	22
Sumitomo Electric Industries Ltd. (d)	1,300	14
Sumitomo Metal Mining Co., Ltd.	1,000	13
Sumitomo Mitsui Financial Group, Inc. (d)	1,500	47
Sumitomo Mitsui Trust Holdings, Inc. (d)	6,000	18
Sumitomo Realty & Development Co., Ltd.	1,000	27
Suzuki Motor Corp. (d)	400	8
Takeda Pharmaceutical Co., Ltd. (d)	900	41
Terumo Corp. (d)	400	17
Tokio Marine Holdings, Inc. (d)	800	20
Tokyo Electron Ltd. (d)	200	9
Tokyo Gas Co., Ltd.	4,000	22
Toray Industries, Inc. (d)	3,000	18
Toshiba Corp. (d)	6,000	19
Toyota Motor Corp. (d)	2,800	109
Unicharm Corp. (d)	200	11
West Japan Railway Co. (d)	500	21
Yamato Holdings Co., Ltd. (d)	900	14
		2,006
Netherlands (0.0%)
DE Master Blenders 1753 N.V. (e)	878	10
Norway (0.2%)
Aker Solutions ASA	156	3
DnB NOR ASA	957	12
Norsk Hydro ASA	1,018	5
Orkla ASA	724	6
Seadrill Ltd.	328	13
Statoil ASA	1,065	27
Subsea 7 SA	267	6
Telenor ASA	689	13
Yara International ASA	176	9
		94
South Africa (0.1%)
SABMiller PLC	978	43
Switzerland (1.9%)
ABB Ltd. (Registered) (e)	2,347	44
Cie Financiere Richemont SA	649	39
Credit Suisse Group AG (Registered) (e)	1,141	24
Geberit AG (Registered) (e)	57	12
Givaudan SA (Registered) (e)	10	9
Holcim Ltd. (Registered) (e)	327	21
Nestle SA (Registered)	3,139	198
Novartis AG (Registered)	2,232	137
Roche Holding AG (Genusschein)	671	125
SGS SA (Registered)	7	14
Swatch Group AG (The)	44	18
Swiss Re AG (e)	400	26
Swisscom AG (Registered)	34	14
Syngenta AG (Registered)	100	37
	Shares	Value (000)
Transocean Ltd.	374	$17
UBS AG (Registered) (e)	3,871	47
Zurich Insurance Group AG (e)	152	38
		820
United Kingdom (3.4%)
Anglo American PLC	1,012	30
AstraZeneca PLC	1,201	57
BAE Systems PLC	3,633	19
Barclays PLC	12,419	43
BG Group PLC	2,493	50
BHP Billiton PLC	1,673	52
BP PLC	13,678	97
British American Tobacco PLC	1,293	66
BT Group PLC	10,606	40
Centrica PLC	3,608	19
Compass Group PLC	3,183	35
Diageo PLC	1,894	53
Experian PLC	1,333	22
GlaxoSmithKline PLC	3,270	75
HSBC Holdings PLC	14,639	136
Imperial Tobacco Group PLC	551	20
Lloyds Banking Group PLC (e)	21,362	13
National Grid PLC	4,711	52
Pearson PLC	1,218	24
Prudential PLC	2,967	38
Reckitt Benckiser Group PLC	570	33
Rio Tinto PLC	1,102	51
Rolls-Royce Holdings PLC (e)	1,965	27
Royal Dutch Shell PLC, Class A	2,426	84
Royal Dutch Shell PLC, Class B	1,712	61
Shire PLC	375	11
SSE PLC	875	20
Standard Chartered PLC	2,190	50
Tesco PLC	5,848	31
Tullow Oil PLC	718	16
Unilever PLC	1,123	41
Vodafone Group PLC	30,480	87
WPP PLC	1,848	25
Xstrata PLC	2,215	34
		1,512
United States (27.7%)
3M Co.	658	61
Abbott Laboratories	759	52
Accenture PLC, Class A	91	6
Adobe Systems, Inc. (e)	691	22
Advanced Micro Devices, Inc. (d)(e)	523	2
AES Corp. (The) (e)	1,093	12
Aetna, Inc. (d)	454	18
Aflac, Inc. (d)	301	14
Agilent Technologies, Inc.	59	2
Air Products & Chemicals, Inc.	101	8
Alcoa, Inc. (d)	699	6

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Allegheny Technologies, Inc.	111	$4
Allergan, Inc.	499	46
Allstate Corp. (The)	643	25
Altera Corp. (d)	237	8
Altria Group, Inc.	1,952	65
Amazon.com, Inc. (d)(e)	273	69
AMC Networks, Inc., Class A (e)	21	1
American Electric Power Co., Inc. (d)	621	27
American Express Co.	704	40
American Tower Corp. REIT	542	39
Ameriprise Financial, Inc.	111	6
AmerisourceBergen Corp. (d)	476	18
Amgen, Inc.	734	62
Amphenol Corp., Class A (d)	206	12
Anadarko Petroleum Corp.	463	32
Analog Devices, Inc. (d)	183	7
Aon PLC (d)	200	10
Apache Corp.	549	47
Apollo Group, Inc., Class A (d)(e)	176	5
Apple, Inc.	1,014	677
Applied Materials, Inc. (d)	1,042	12
Archer-Daniels-Midland Co.	784	21
AT&T, Inc.	5,652	213
Automatic Data Processing, Inc.	464	27
AutoZone, Inc. (d)(e)	43	16
AvalonBay Communities, Inc. REIT (d)	43	6
Avery Dennison Corp. (d)	149	5
Avon Products, Inc. (d)	446	7
Baker Hughes, Inc.	477	22
Ball Corp.	154	7
Bank of America Corp.	13,584	120
Bank of New York Mellon Corp. (The)	1,438	33
Baxter International, Inc.	553	33
BB&T Corp. (d)	852	28
Becton Dickinson and Co. (d)	390	31
Bed Bath & Beyond, Inc. (d)(e)	207	13
Berkshire Hathaway, Inc., Class B (e)	754	66
Best Buy Co., Inc. (d)	187	3
Biogen Idec, Inc. (e)	238	36
BlackRock, Inc. (d)	34	6
Boeing Co. (The)	434	30
Boston Properties, Inc. REIT (d)	100	11
Boston Scientific Corp. (e)	1,574	9
Bristol-Myers Squibb Co. (d)	1,393	47
Broadcom Corp., Class A (e)	439	15
Brown-Forman Corp., Class B (d)	31	2
C.H. Robinson Worldwide, Inc. (d)	111	6
Cablevision Systems Corp. (d)	308	5
Cameron International Corp. (e)	563	32
Campbell Soup Co. (d)	222	8
Capital One Financial Corp.	637	36
Cardinal Health, Inc.	266	10
	Shares	Value (000)
CarMax, Inc. (d)(e)	269	$8
Carnival Corp. (d)	492	18
Catamaran Corp. (e)	100	10
Caterpillar, Inc.	1,022	88
CBRE Group, Inc., Class A (d)(e)	462	9
CBS Corp., Class B	620	23
Celgene Corp. (e)	442	34
CenterPoint Energy, Inc. (d)	64	1
CenturyLink, Inc. (d)	761	31
Cerner Corp. (d)(e)	213	16
CF Industries Holdings, Inc.	40	9
Charles Schwab Corp. (The) (d)	497	6
Chesapeake Energy Corp. (d)	776	15
Chevron Corp.	1,034	121
Chubb Corp. (The)	284	22
Cigna Corp.	394	19
Cintas Corp. (d)	208	9
Cisco Systems, Inc.	5,229	100
Citigroup, Inc. (See Note G)	3,818	125
Citrix Systems, Inc. (e)	238	18
Cliffs Natural Resources, Inc. (d)	43	2
CME Group, Inc. (d)	211	12
Coach, Inc. (d)	434	24
Coca-Cola Co. (The)	3,224	122
Coca-Cola Enterprises, Inc. (d)	519	16
Cognizant Technology Solutions Corp., Class A (e)	246	17
Colgate-Palmolive Co.	558	60
Comcast Corp., Class A	3,245	116
Comerica, Inc. (d)	222	7
ConAgra Foods, Inc.	641	18
ConocoPhillips (d)	799	46
CONSOL Energy, Inc. (d)	603	18
Consolidated Edison, Inc. (d)	228	14
Constellation Brands, Inc., Class A (e)	433	14
Corning, Inc. (d)	1,828	24
Costco Wholesale Corp.	428	43
CR Bard, Inc. (d)	43	4
CSX Corp.	1,147	24
Cummins, Inc.	387	36
CVS Caremark Corp.	1,281	62
D.R. Horton, Inc. (d)	4,006	83
Danaher Corp. (d)	777	43
Darden Restaurants, Inc. (d)	42	2
DaVita, Inc. (e)	43	4
Deere & Co. (d)	490	40
Dell, Inc. (d)	1,449	14
Denbury Resources, Inc. (d)(e)	1,034	17
Devon Energy Corp.	548	33
DeVry, Inc. (d)	21	—	@
Diamond Offshore Drilling, Inc. (d)	43	3
DIRECTV, Class A (e)	881	46
Discover Financial Services	759	30
Discovery Communications, Inc. (d)(e)	197	12

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Dominion Resources, Inc. (d)	1,460	$77
Dow Chemical Co. (The) (d)	781	23
DTE Energy Co.	64	4
Duke Energy Corp. (d)	644	42
Dun & Bradstreet Corp. (The) (d)	21	2
Eagle Materials, Inc. (d)	200	9
Eastman Chemical Co. (d)	111	6
Eaton Corp. (d)	222	10
eBay, Inc. (e)	1,180	57
Ecolab, Inc.	140	9
Edison International	583	27
EI du Pont de Nemours & Co. (d)	708	36
Eli Lilly & Co. (d)	632	30
EMC Corp. (d)(e)	2,257	62
Emerson Electric Co. (d)	558	27
Engility Holdings, Inc. (d)(e)	18	—	@
EOG Resources, Inc.	398	45
Equifax, Inc.	54	3
Equity Residential REIT	459	26
Estee Lauder Cos., Inc. (The), Class A (d)	78	5
Exelis, Inc.	327	3
Exelon Corp.	470	17
Expedia, Inc.	112	6
Expeditors International of Washington, Inc. (d)	111	4
Express Scripts Holding Co. (e)	883	55
Exxon Mobil Corp.	2,420	221
Family Dollar Stores, Inc.	111	7
FedEx Corp. (d)	222	19
Fidelity National Information Services, Inc.	111	3
Fifth Third Bancorp (d)	1,101	17
First Solar, Inc. (d)(e)	80	2
FirstEnergy Corp. (d)	217	10
FMC Corp.	153	8
FMC Technologies, Inc. (e)	604	28
Ford Motor Co. (d)	368	4
Franklin Resources, Inc. (d)	27	3
Freeport-McMoRan Copper & Gold, Inc.	709	28
Frontier Communications Corp. (d)	1,575	8
Gannett Co., Inc. (d)	333	6
Gap, Inc. (The)	574	21
General Dynamics Corp.	438	29
General Electric Co.	5,639	128
General Mills, Inc. (d)	793	32
Genuine Parts Co. (d)	111	7
Gilead Sciences, Inc. (d)(e)	721	48
Goldman Sachs Group, Inc. (The) (d)	756	86
Google, Inc., Class A (e)	271	204
H&R Block, Inc. (d)	573	10
H.J. Heinz Co. (d)	481	27
Halliburton Co. (d)	1,210	41
Harman International Industries, Inc. (d)	43	2
Hartford Financial Services Group, Inc. (d)	428	8
	Shares	Value (000)
Hasbro, Inc. (d)	176	$7
HCP, Inc. REIT	470	21
Health Care , Inc. REIT	130	8
Hershey Co. (The)	111	8
Hess Corp.	57	3
Hewlett-Packard Co. (d)	2,235	38
Hillshire Brands Co. (d)	83	2
Home Depot, Inc.	1,131	68
Honeywell International, Inc.	1,202	72
Hospira, Inc. (d)(e)	567	19
Host Hotels & Resorts, Inc. REIT (d)	620	10
Hudson City Bancorp, Inc.	222	2
Huntington Bancshares, Inc.	1,000	7
Huntington Ingalls Industries, Inc. (d)(e)	59	2
Illinois Tool Works, Inc. (d)	652	39
Intel Corp. (d)	4,566	104
International Business Machines Corp.	1,205	250
International Flavors & Fragrances, Inc.	21	1
International Game Technology (d)	662	9
International Paper Co.	250	9
Interpublic Group of Cos., Inc. (The) (d)	483	5
Intuit, Inc. (d)	396	23
Intuitive Surgical, Inc. (d)(e)	39	19
Invesco Ltd.	433	11
Iron Mountain, Inc. (d)	118	4
ITT Corp. (d)	219	4
Jabil Circuit, Inc. (d)	222	4
Jacobs Engineering Group, Inc. (d)(e)	111	4
Janus Capital Group, Inc. (d)	111	1
JC Penney Co., Inc. (d)	222	5
JM Smucker Co. (The)	137	12
Johnson & Johnson	2,727	188
JPMorgan Chase & Co. (d)	5,153	209
Juniper Networks, Inc. (d)(e)	488	8
KB Home (d)	1,000	14
Kellogg Co.	291	15
KeyCorp	840	7
Kimberly-Clark Corp.	546	47
Kimco Realty Corp. REIT (d)	571	12
KLA-Tencor Corp. (d)	47	2
Kohl's Corp. (d)	217	11
Kraft Foods, Inc., Class A	1,727	71
Kroger Co. (The) (d)	624	15
L-3 Communications Holdings, Inc. (d)	111	8
Laboratory Corp. of America Holdings (d)(e)	92	9
Legg Mason, Inc. (d)	269	7
Lennar Corp., Class A (d)	2,300	80
Leucadia National Corp. (d)	26	1
Lexmark International, Inc., Class A (d)	111	2
Life Technologies Corp. (d)(e)	183	9
Linear Technology Corp.	228	7
Lockheed Martin Corp. (d)	180	17
Loews Corp.	586	24

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Lorillard, Inc. (d)	111	$13
Lowe's Cos., Inc. (d)	871	26
LSI Corp. (d)(e)	534	4
Ltd. Brands, Inc. (d)	247	12
M&T Bank Corp. (d)	82	8
Macy's, Inc.	273	10
Marathon Oil Corp.	544	16
Marathon Petroleum Corp.	278	15
Marriott International, Inc., Class A (d)	242	9
Marriott Vacations Worldwide Corp. (d)(e)	34	1
Marsh & McLennan Cos., Inc.	586	20
Masco Corp. (d)	1,400	21
Mastercard, Inc., Class A	26	12
Mattel, Inc.	408	14
McDonald's Corp.	604	55
McGraw-Hill Cos., Inc. (The) (d)	394	22
McKesson Corp.	243	21
MDC Holdings, Inc. (d)	625	24
Mead Johnson Nutrition Co. (d)	249	18
Medtronic, Inc.	734	32
Merck & Co., Inc.	3,069	138
Meritage Homes Corp. (e)	400	15
MetLife, Inc. (d)	870	30
MetroPCS Communications, Inc. (e)	333	4
Microchip Technology, Inc.	161	5
Micron Technology, Inc. (d)(e)	753	5
Microsoft Corp.	6,774	202
Mohawk Industries, Inc. (e)	300	24
Molex, Inc. (d)	71	2
Molson Coors Brewing Co. (d)	222	10
Monsanto Co.	467	43
Moody's Corp. (d)	121	5
Mosaic Co. (The)	58	3
Motorola Solutions, Inc.	187	9
Murphy Oil Corp.	172	9
NASDAQ OMX Group, Inc. (The) (d)	40	1
National Oilwell Varco, Inc.	731	59
NetApp, Inc. (e)	441	14
NetFlix, Inc. (d)(e)	111	6
Newfield Exploration Co. (e)	197	6
Newmont Mining Corp.	270	15
News Corp., Class A	2,243	55
NextEra Energy, Inc. (d)	472	33
NIKE, Inc., Class B	227	22
NiSource, Inc.	64	2
Noble Corp. (e)	429	15
Noble Energy, Inc. (d)	174	16
Nordstrom, Inc. (d)	68	4
Norfolk Southern Corp.	222	14
Northern Trust Corp. (d)	33	2
Northrop Grumman Corp. (d)	136	9
Nucor Corp. (d)	97	4
	Shares	Value (000)
NVIDIA Corp. (e)	507	$7
NVR, Inc. (e)	100	84
NYSE Euronext	257	6
O'Reilly Automotive, Inc. (d)(e)	38	3
Occidental Petroleum Corp.	854	73
Omnicom Group, Inc. (d)	263	14
Oracle Corp.	3,358	106
Owens Corning (d)(e)	500	17
PACCAR, Inc.	172	7
Patterson Cos., Inc.	176	6
Paychex, Inc. (d)	378	13
Peabody Energy Corp. (d)	612	14
People's United Financial, Inc. (d)	667	8
Pepco Holdings, Inc. (d)	94	2
PepsiCo, Inc.	1,183	84
Pfizer, Inc.	8,665	215
PG&E Corp.	583	25
Philip Morris International, Inc.	1,348	121
Phillips 66	449	21
Pioneer Natural Resources Co. (d)	197	21
Pitney Bowes, Inc. (d)	254	4
Plum Creek Timber Co., Inc. REIT (d)	193	8
PNC Financial Services Group, Inc.	659	42
PPG Industries, Inc.	123	14
PPL Corp.	583	17
Praxair, Inc.	188	20
Precision Castparts Corp.	206	34
Priceline.com, Inc. (d)(e)	41	25
Procter & Gamble Co. (The)	3,241	225
Progressive Corp. (The) (d)	459	10
ProLogis, Inc. REIT (d)	593	21
Prudential Financial, Inc. (d)	200	11
Public Service Enterprise Group, Inc. (d)	621	20
Public Storage REIT	126	18
Pulte Group, Inc. (d)(e)	4,800	74
Qualcomm, Inc.	1,677	105
Quest Diagnostics, Inc. (d)	43	3
Ralph Lauren Corp. (d)	47	7
Raytheon Co. (d)	56	3
Regions Financial Corp.	1,891	14
Republic Services, Inc. (d)	273	8
Reynolds American, Inc. (d)	609	26
Rockwell Collins, Inc. (d)	194	10
Ross Stores, Inc. (d)	76	5
RR Donnelley & Sons Co. (d)	287	3
Ryland Group, Inc. (The) (d)	500	15
Safeway, Inc. (d)	524	8
Salesforce.com, Inc. (d)(e)	237	36
SanDisk Corp. (e)	178	8
Schlumberger Ltd.	2,330	169
Scripps Networks Interactive, Inc., Class A (d)	111	7
Sempra Energy	228	15
Sherwin-Williams Co. (The) (d)	21	3

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Sigma-Aldrich Corp. (d)	43	$3
Simon Property Group, Inc. REIT (d)	447	68
SLM Corp.	271	4
Southern Co. (The) (d)	1,654	76
Southwest Airlines Co. (d)	778	7
Southwestern Energy Co. (d)(e)	756	26
Spectra Energy Corp.	604	18
Sprint Nextel Corp. (d)(e)	1,869	10
St. Jude Medical, Inc. (d)	510	21
Standard Pacific Corp. (d)(e)	4,418	30
Stanley Black & Decker, Inc.	43	3
Staples, Inc. (d)	579	7
Starbucks Corp. (d)	779	40
Starwood Hotels & Resorts Worldwide, Inc.	83	5
State Street Corp.	562	24
Stericycle, Inc. (d)(e)	21	2
Stryker Corp. (d)	422	23
SunTrust Banks, Inc. (d)	664	19
Symantec Corp. (e)	636	11
Sysco Corp. (d)	817	26
T. Rowe Price Group, Inc. (d)	72	5
Target Corp.	660	42
Tenet Healthcare Corp. (e)	924	6
Texas Instruments, Inc. (d)	1,158	32
Textron, Inc. (d)	433	11
Thermo Fisher Scientific, Inc.	564	33
Tiffany & Co.	38	2
Time Warner Cable, Inc. (d)	484	46
Time Warner, Inc. (d)	991	45
TJX Cos., Inc.	811	36
Toll Brothers, Inc. (d)(e)	2,000	66
Travelers Cos., Inc. (The) (d)	528	36
TripAdvisor, Inc. (d)(e)	112	4
Tyco International Ltd.	222	12
Tyson Foods, Inc., Class A (d)	444	7
Union Pacific Corp.	538	64
United Parcel Service, Inc., Class B	826	59
United States Steel Corp. (d)	111	2
United Technologies Corp.	1,177	92
UnitedHealth Group, Inc.	600	33
US Bancorp	2,235	77
Valero Energy Corp.	488	15
Varian Medical Systems, Inc. (d)(e)	176	11
Ventas, Inc. REIT	273	17
Verizon Communications, Inc.	2,524	115
VF Corp. (d)	21	3
Viacom, Inc., Class B	789	42
Visa, Inc., Class A (d)	494	66
Vornado Realty Trust REIT	131	11
Wal-Mart Stores, Inc.	1,952	144
Walgreen Co. (d)	387	14
Walt Disney Co. (The)	1,873	98
	Shares	Value (000)
Waste Management, Inc. (d)	777	$25
Watsco, Inc. (d)	100	8
WellPoint, Inc. (d)	243	14
Wells Fargo & Co.	5,604	194
Western Union Co. (The) (d)	767	14
Weyerhaeuser Co. REIT (d)	586	15
Whole Foods Market, Inc. (d)	550	54
Williams Cos., Inc. (The)	632	22
Wisconsin Energy Corp.	383	14
WPX Energy, Inc. (d)(e)	251	4
Wyndham Worldwide Corp.	308	16
Wynn Resorts Ltd.	21	2
Xcel Energy, Inc.	621	17
Xerox Corp.	1,027	8
Xilinx, Inc. (d)	243	8
Xylem, Inc. (d)	427	11
Yahoo!, Inc. (e)	624	10
Yum! Brands, Inc.	460	31
Zimmer Holdings, Inc. (d)	224	15
Zions Bancorporation (d)	222	5
		12,258
Total Common Stocks (Cost $18,599)		19,322
Commodity Linked Security (1.5%)
United States (1.5%)
Deutsche Bank AG, S&P GSCI Gold Index — Total Return, Zero Coupon, 10/15/13 (b) (Cost $640)	640,000	669
Convertible Preferred Stock (0.2%)
United States (0.2%)
Alternative Energy (0.2%)
Better Place, Inc. (e)(f)(g) (acquisition cost — $84; acquired 1/25/10) (Cost $84)	33,466	100
Investment Companies (1.0%)
United States (1.0%)
iShares MSCI EMU Index Fund	200	6
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio (See Note G)	4,388	109
Technology Select Sector SPDR Fund (d)	11,100	342
Total Investment Companies (Cost $426)		457
	No. of Rights
Rights (0.0%)
France (0.0%)
Sanofi (France) (d)(e) (Cost $—)	60	—	@
	Shares
Short-Term Investments (23.7%)
Securities held as Collateral on Loaned Securities (13.4%)
Investment Company (10.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	4,423,591	4,424

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (3.4%)
Barclays Capital, Inc., (0.15%, dated 9/28/12, due 10/1/12; proceeds $468; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.75% due 6/30/17; valued at $478)	$468	$468
Merrill Lynch & Co., Inc., (0.15%, dated 9/28/12, due 10/1/12; proceeds $172; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.75% due 5/15/22; valued at $176)	172	172
Merrill Lynch & Co., Inc., (0.22%, dated 9/28/12, due 10/1/12; proceeds $887; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 4.00% due 4/1/42; valued at $905)	887	887
		1,527
Total Securities held as Collateral on Loaned Securities (Cost $5,951)		5,951
	Shares
Investment Company (10.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $4,579)	4,579,229	4,579
Total Short-Term Investments (Cost $10,530)		10,530
Total Investments (112.5%) (Cost $48,268) Including $5,773 of Securities Loaned (h)		49,796
Liabilities in Excess of Other Assets (-12.5%)		(5,531)
Net Assets (100.0%)		$44,265

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2012.

(d)  All or a portion of this security was on loan at September 30, 2012.

(e)  Non-income producing security.

(f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2012 amounts to approximately $100,000 and represents 0.2% of net assets.

(g)  At September 30, 2012, the Portfolio held fair valued securities valued at approximately $100,000, representing 0.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(h)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

@  Value is less than $500.

BTAN  Bons du Trésor à Intérets Annuels (Treasury Bill Annual Interest).

IO  Interest Only.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

PAC  Planned Amortization Class.

REIT  Real Estate Investment Trust.

REMIC  Real Estate Mortgage Investment Conduit.

SPDR  Standard & Poor's Depository Receipt.

TBA  To Be Announced.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at September 30, 2012:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank AG London	AUD	948	$982	10/18/12	USD	988	$988	$6
Deutsche Bank AG London	CAD	345	351	10/18/12	USD	354	354	3
Deutsche Bank AG London	JPY	63,255	811	10/18/12	USD	805	805	(6)
Deutsche Bank AG London	USD	2,134	2,134	10/18/12	EUR	1,634	2,100	(34)
Deutsche Bank AG London	USD	1,129	1,129	10/18/12	GBP	695	1,122	(7)
Deutsche Bank AG London	USD	494	494	10/18/12	HKD	3,832	494	(— @)
Goldman Sachs International	EUR	648	834	10/18/12	USD	847	847	13
Goldman Sachs International	EUR	155	200	10/18/12	USD	200	200	— @
Goldman Sachs International	USD	102	102	10/18/12	CAD	99	101	(1)
Goldman Sachs International	USD	467	467	10/18/12	EUR	362	465	(2)
JPMorgan Chase Bank	EUR	1,877	2,412	10/18/12	USD	2,430	2,430	18
JPMorgan Chase Bank	USD	81	81	10/18/12	NOK	464	81	(— @)
JPMorgan Chase Bank	USD	268	268	10/18/12	SEK	1,759	268	— @
Mellon Bank	AUD	2,065	2,140	10/18/12	USD	2,152	2,152	12
State Street Bank and Trust Co.	CHF	667	710	10/18/12	USD	719	719	9
State Street Bank and Trust Co.	DKK	660	114	10/18/12	USD	116	116	2
State Street Bank and Trust Co.	NOK	532	93	10/18/12	USD	93	93	— @
State Street Bank and Trust Co.	USD	279	279	10/18/12	EUR	214	275	(4)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Exchange Contracts Information: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
State Street Bank and Trust Co.	USD	177	$177	10/18/12	JPY	13,943	$178	$1
State Street Bank and Trust Co.	USD	191	191	10/18/12	SEK	1,253	191	—	@
UBS AG	EUR	949	1,219	10/18/12	USD	1,239	1,239	20
UBS AG	GBP	56	90	10/18/12	USD	91	91	1
UBS AG	USD	1,267	1,267	10/18/12	CHF	1,175	1,251	(16)
UBS AG	USD	85	85	10/18/12	JPY	6,660	86	1
UBS AG	USD	292	292	10/18/12	SEK	1,917	292	—	@
Westpac Banking Corporation	USD	82	82	10/23/12	JPY	6,400	82	(—	@)
JPMorgan Chase Bank	MXN	1,195	93	10/31/12	USD	92	92	(1)
JPMorgan Chase Bank	PLN	402	125	10/31/12	USD	129	129	4
JPMorgan Chase Bank	USD	140	140	10/31/12	CAD	137	139	(1)
JPMorgan Chase Bank	USD	175	175	10/31/12	GBP	108	174	(1)
JPMorgan Chase Bank	USD	12	12	10/31/12	SEK	77	12	(—	@)
JPMorgan Chase Bank	ZAR	164	20	10/31/12	USD	20	20	—	@
UBS AG	AUD	66	69	10/31/12	USD	69	69	—	@
UBS AG	USD	19	19	10/31/12	CZK	357	18	(1)
UBS AG	USD	18	18	10/31/12	DKK	104	18	(—	@)
UBS AG	USD	868	868	10/31/12	EUR	662	851	(17)
UBS AG	USD	65	65	10/31/12	KRW	73,519	66	1
UBS AG	USD	58	58	10/31/12	NOK	333	58	(—	@)
UBS AG	USD	109	109	10/31/12	SGD	133	108	(1)
Wells Fargo Bank	USD	1,013	1,013	10/31/12	JPY	79,724	1,022	9
JPMorgan Chase Bank	CNY	8,029	1,251	8/12/13	USD	1,246	1,246	(5)
			$21,039				$21,042	$3

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2012:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
AEX Index (Netherlands)	3	$251	Oct-12	$(10)
ASX Spi 200 Index (Australia)	2	228	Dec-12	2
Australian 10 yr. Bond (Australia)	10	1,318	Dec-12	20
CAC 40 Index (France)	35	1,511	Oct-12	(71)
DAX Index (Germany)	5	1,165	Dec-12	(7)
E-mini MSCI Emerging Market Index (United States)	69	3,429	Dec-12	(41)
Euro STOXX 50 Index (Germany)	26	822	Dec-12	(36)
FTSE 100 Index (United Kingdom)	7	646	Dec-12	(16)
FTSE MIB Index (Italy)	7	678	Dec-12	(32)
Hang Seng China Index (Hong Kong)	2	269	Oct-12	2
IBEX 35 Index (Spain)	8	791	Oct-12	(33)
NIKKEI 225 Index (Japan)	11	625	Dec-12	16
OMX 30 (Sweden)	19	311	Oct-12	(9)
S&P 500 E MINI Index (United States)	13	932	Dec-12	(1)
SGX MSCI Singapore (Singapore)	5	287	Oct-12	(— @)
TOPIX Index (Japan)	2	189	Dec-12	5
U.S. Treasury 10 yr. Note (United States)	3	400	Dec-12	(— @)
U.S. Treasury 2 yr. Note (United States)	5	1,103	Dec-12	1
U.S. Treasury 5 yr. Note (United States)	13	1,620	Dec-12	5
Short:
Copper High Grade Index (United States)	4	(376)	Dec-12	— @
German Euro Bond (Germany)	12	(2,190)	Dec-12	(2)
U.S. Treasury 10 yr. Note (United States)	8	(1,068)	Dec-12	(6)
U.S. Treasury 2 yr. Note (United States)	28	(6,175)	Dec-12	(2)
				$(215)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2012:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Barclays Capital	3 Month LIBOR	Receive	0.81%	9/24/17		$330	$(1)
Credit Suisse	3 Month LIBOR	Receive	0.39	9/25/14		1,050	(1)
Credit Suisse	3 Month LIBOR	Receive	0.82	9/13/17		500	(1)
Deutsche Bank	3 Month LIBOR	Receive	0.82	7/24/17		817	(4)
Goldman Sachs	3 Month CDOR	Pay	1.75	8/1/16	CAD	1,660	3
Goldman Sachs	3 Month LIBOR	Receive	0.83	8/3/16		$1,620	(3)
							$(7)

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at September 30, 2012:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	Goldman Sachs Custom Machinery Index	$196	1-Month USD-LIBOR-minus 0.47%	Pay	5/13/13	$2
Goldman Sachs International	Goldman Sachs Custom Machinery Index	619	1-Month USD-LIBOR-minus 0.47%	Pay	5/13/13	6
Goldman Sachs International	Goldman Sachs Custom Machinery Index	93	1-Month USD-LIBOR-minus 0.47%	Pay	5/13/13	1
Goldman Sachs International	Goldman Sachs Custom Machinery Index	95	1-Month USD-LIBOR-minus 0.47%	Pay	5/13/13	1
Goldman Sachs International	Goldman Sachs Custom Machinery Index	205	1-Month USD-LIBOR-minus 0.47%	Pay	5/13/13	2
Goldman Sachs International	Goldman Sachs Custom Miners Index	630	3-Month USD-LIBOR-minus 0.53%	Pay	8/21/13	1
Goldman Sachs International	Goldman Sachs Luxury Custom Basket Index	432	3-Month USD-LIBOR-minus 0.55%	Pay	5/29/13	25
Bank of America NA	Merrill Lynch Custom Luxury Basket Index	424	3-Month USD-LIBOR-minus 0.15%	Pay	5/29/13	23
Bank of America NA	Merrill Lynch Custom Luxury Basket Index	432	3-Month USD-LIBOR-minus 0.15%	Pay	5/29/13	23
JPMorgan Chase	MSCI Daily Total Return Europe Net Food Beverage & Tobacco Index	570	3-Month USD-LIBOR-minus 0.22%	Pay	8/26/13	(6)
JPMorgan Chase	MSCI Daily Total Return Europe Net Household & Personal Products Index	60	3-Month USD-LIBOR-minus 0.39%	Pay	8/26/13	(1)
JPMorgan Chase	MSCI Daily Total Return Net Industrials Index	630	3-Month USD-LIBOR-minus 0.45%	Pay	8/26/13	(7)
						$70

@    Value is less than $500.

CDOR  Canadian Dealer Offered Rate.

LIBOR  London Interbank Offered Rate.

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CNY  —  Chinese Yuan Renminbi

CZK  —  Czech Koruna

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican New Peso

NOK  —  Norwegian Krone

PLN  —  Polish Zloty

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Global Strategist Portfolio

Statement of Assets and Liabilities	September 30, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $38,906)	$40,462
Investment in Securities of Affiliated Issuers, at Value (Cost $9,362)	9,334
Total Investments in Securities, at Value (Cost $48,268)	49,796
Cash	7
Receivable for Variation Margin	824
Receivable for Investments Sold	688
Interest Receivable	155
Unrealized Appreciation on Foreign Currency Exchange Contracts	100
Unrealized Appreciation on Swap Agreements	87
Dividends Receivable	48
Receivable for Swap Agreements Termination	17
Tax Reclaim Receivable	2
Receivable from Affiliates	2
Receivable for Portfolio Shares Sold	1
Other Assets	10
Total Assets	51,737
Liabilities:
Collateral on Securities Loaned, at Value	5,958
Payable for Investments Purchased	1,222
Unrealized Depreciation on Foreign Currency Exchange Contracts	97
Bank Overdraft	49
Payable for Advisory Fees	45
Unrealized Depreciation on Swap Agreements	24
Payable for Professional Fees	22
Payable for Custodian Fees	13
Payable for Sub Transfer Agency Fees	13
Payable for Trustees' Fees and Expenses	7
Payable for Shareholder Services Fees — Class P	4
Payable for Shareholder Services Fees — Class H	— @
Payable for Distribution and Shareholder Services Fees — Class L	— @
Payable for Administration Fees	3
Payable for Transfer Agent Fees	1
Other Liabilities	14
Total Liabilities	7,472
Net Assets	$44,265
Net Assets Consist Of:
Paid-in-Capital	$44,301
Undistributed Net Investment Income	596
Accumulated Net Realized Loss	(2,014)
Unrealized Appreciation (Depreciation) on:
Investments	1,556
Investments in Affiliates	(28)
Futures Contracts	(215)
Swap Agreements	63
Foreign Currency Exchange Contracts	3
Foreign Currency Translations	3
Net Assets	$44,265

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Global Strategist Portfolio

Statement of Assets and Liabilities	September 30, 2012 (000)
CLASS I:
Net Assets	$23,756
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	1,560,351
Net Asset Value, Offering and Redemption Price Per Share	$15.22
CLASS P:
Net Assets	$20,487
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	1,349,507
Net Asset Value, Offering and Redemption Price Per Share	$15.18
CLASS H:
Net Assets	$11
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	693
Net Asset Value, Redemption Price Per Share	$15.18
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.76
Maximum Offering Price Per Share	$15.94
CLASS L:
Net Assets	$11
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	693
Net Asset Value, Offering and Redemption Price Per Share	$15.15
(1) Including: Securities on Loan, at Value:	$5,773

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Global Strategist Portfolio

Statement of Operations	Year Ended September 30, 2012 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $—@ Foreign Taxes Withheld)	$499
Dividends from Securities of Unaffiliated Issuers (Net of $3 of Foreign Taxes Withheld)	452
Income from Securities Loaned — Net	17
Dividends from Securities of Affiliated Issuers	12
Interest from Securities of Affiliated Issuers	11
Total Investment Income	991
Expenses:
Advisory Fees (Note B)	189
Custodian Fees (Note F)	102
Professional Fees	81
Registration Fees	59
Pricing Fees	52
Shareholder Services Fees — Class P (Note D)	47
Shareholder Services Fees — Class H (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Administration Fees (Note C)	34
Transfer Agency Fees (Note E)	23
Shareholder Reporting Fees	23
Sub Transfer Agency Fees	16
Trustees' Fees and Expenses	2
Other Expenses	9
Total Expenses	637
Rebate from Morgan Stanley Affiliates (Note G)	(9)
Expense Offset (Note F)	(— @)
Net Expenses	628
Net Investment Income	363
Realized Gain (Loss):
Investments Sold	2,334
Investments in Affiliates	(5)
Foreign Currency Exchange Contracts	487
Foreign Currency Transactions	(8)
Futures Contracts	2,213
Swap Agreements	(263)
Net Realized Gain	4,758
Change in Unrealized Appreciation (Depreciation):
Investments	3,970
Investments in Affiliates	91
Foreign Currency Exchange Contracts	(125)
Foreign Currency Translations	9
Futures Contracts	(143)
Swap Agreements	88
Net Change in Unrealized Appreciation (Depreciation)	3,890
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	8,648
Net Increase in Net Assets Resulting from Operations	$9,011

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Global Strategist Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2012 (000)		Year Ended September 30, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$363		$589
Net Realized Gain	4,758		4,315
Net Change in Unrealized Appreciation (Depreciation)	3,890		(4,228)
Net Increase in Net Assets Resulting from Operations	9,011		676
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(369)		(410)
Investment Class:
Net Investment Income	—		(41)*
Class P:
Net Investment Income	(237)		(234)
Class H:
Net Investment Income	(—	@)**	—
Class L:
Net Investment Income	(—	@)**	—
Total Distributions	(606)		(685)
Capital Share Transactions:(1)
Class I:
Subscribed	1,950		1,198
Distributions Reinvested	368		406
Conversion from Investment Class	—		5,798
Redeemed	(8,510)		(4,609)
Investment Class:
Subscribed	—		168 *
Distributions Reinvested	—		41 *
Conversion to Class I	—		(5,798)
Redeemed	—		(73)*
Class P:
Subscribed	1,608		1,375
Distributions Reinvested	237		234
Redeemed	(1,862)		(1,852)
Class H:
Subscribed	10	**	—
Class L:
Subscribed	10	**	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(6,189)		(3,112)
Total Increase (Decrease) in Net Assets	2,216		(3,121)
Net Assets:
Beginning of Period	42,049		45,170
End of Period (Including Undistributed Net Investment Income of $596 and $328)	$44,265		$42,049

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Global Strategist Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2012 (000)	Year Ended September 30, 2011 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	135	92
Shares Issued on Distributions Reinvested	27	30
Conversion from Investment Class	—	432
Shares Redeemed	(617)	(348)
Net Increase (Decrease) in Class I Shares Outstanding	(455)	206
Investment Class:
Shares Subscribed	—	13 *
Shares Issued on Distributions Reinvested	—	3 *
Conversion to Class I	—	(433)
Shares Redeemed	—	(5)*
Net Decrease in Investment Class Shares Outstanding	—	(422)
Class P:
Shares Subscribed	113	104
Shares Issued on Distributions Reinvested	18	18
Shares Redeemed	(134)	(141)
Net Decrease in Class P Shares Outstanding	(3)	(19)
Class H:
Shares Subscribed	1 **	—
Class L:
Shares Subscribed	1 **	—

@  Amount is less than $500.

*  For the period October 1, 2010 through March 22, 2011.

**  For the period April 27, 2012 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$12.50	$12.55		$11.66		$11.87		$14.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.14	0.18		0.21		0.16		0.38
Net Realized and Unrealized Gain (Loss)	2.79	(0.02)		0.91		0.17		(2.84)
Total from Investment Operations	2.93	0.16		1.12		0.33		(2.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)	(0.21)		(0.23)		(0.54)		(0.36)
Redemption Fees	—	—		—		0.00	‡	0.00 ‡
Net Asset Value, End of Period	$15.22	$12.50		$12.55		$11.66		$11.87
Total Return++	23.66%	1.07%		9.77%		3.45	%**	(17.02)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,756	$25,192		$22,706		$45,567		$40,799
Ratio of Expenses to Average Net Assets (1)	1.37%+	1.30	%+††	0.89	%+††	0.67	%+	0.57%+
Ratio of Net Investment Income to Average Net Assets (1)	1.01%+	1.35	%+††	1.73	%+††	1.56	%+	2.66%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%		0.01%		0.04%		0.05%
Portfolio Turnover Rate	168%	164%		176%		171%		148%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A		N/A		N/A		0.58%+
Net Investment Income to Average Net Assets	N/A	N/A		N/A		N/A		2.65%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.79% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.66%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Global Strategist Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$12.47	$12.52		$11.63		$11.84		$14.66
Income (Loss) from Investment Operations:
Net Investment Income†	0.10	0.15		0.18		0.13		0.32
Net Realized and Unrealized Gain (Loss)	2.79	(0.03)		0.91		0.17		(2.81)
Total from Investment Operations	2.89	0.12		1.09		0.30		(2.49)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	(0.17)		(0.20)		(0.51)		(0.33)
Redemption Fees	—	—		—		0.00	‡	0.00 ‡
Net Asset Value, End of Period	$15.18	$12.47		$12.52		$11.63		$11.84
Total Return++	23.33%	0.83%		9.52%		3.15	%**	(17.26)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,487	$16,857		$17,169		$18,290		$32,398
Ratio of Expenses to Average Net Assets (1)	1.64%+	1.55	%+††	1.14	%+††	1.03	%+	0.90%+
Ratio of Net Investment Income to Average Net Assets (1)	0.69%+	1.10	%+††	1.48	%+††	1.27	%+	2.35%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%		0.01%		0.04%		0.06%
Portfolio Turnover Rate	168%	164%		176%		171%		148%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A		N/A		1.08	%+	0.91%+
Net Investment Income to Average Net Assets	N/A	N/A		N/A		1.22	%+	2.34%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.80% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 2.35%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Global Strategist Portfolio

	Class H
Selected Per Share Data and Ratios	Period from April 27, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$14.42
Income from Investment Operations:
Net Investment Income†	0.01
Net Realized and Unrealized Gain	0.79
Total from Investment Operations	0.80
Distribution from and/or in Excess of:
Net Investment Income	(0.04)
Net Asset Value, End of Period	$15.18
Total Return++	5.52	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets	1.89	%+*
Ratio of Net Investment Income to Average Net Assets	0.21	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%*
Portfolio Turnover Rate	168	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Global Strategist Portfolio

	Class L
Selected Per Share Data and Ratios	Period from April 27, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$14.42
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)
Net Realized and Unrealized Gain	0.78
Total from Investment Operations	0.76
Distribution from and/or in Excess of:
Net Investment Income	(0.03)
Net Asset Value, End of Period	$15.15
Total Return++	5.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses Average Net Assets	2.39	%+*
Ratio of Net Investment Loss to Average Net Assets	(0.29	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%*
Portfolio Turnover Rate	168	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Global Strategist Portfolio, formerly the "Balanced Portfolio". The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees (the "Trustees") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Trustees. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the last reported bid and asked prices obtained from reputable brokers.

Under procedures approved by the Trustees, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$59	$—	$59
Agency Fixed Rate Mortgages	—	2,169	—	2,169
Asset-Backed Securities	—	132	—	132
Collateralized Mortgage Obligations — Agency Collateral Series	—	465	—	465
Commercial Mortgage Backed Securities	—	255	—	255
Corporate Bonds	—	2,856	—	2,856
Mortgages — Other	—	484	—	484
Sovereign	—	9,794	—	9,794
U.S. Agency Securities	—	566	—	566
U.S. Treasury Securities	—	1,938	—	1,938
Total Fixed Income Securities	—	18,718	—	18,718
Common Stocks
Aerospace & Defense	366	—	—	366
Air Freight & Logistics	117	—	—	117
Airlines	7	—	—	7
Auto Components	75	—	—	75
Automobiles	302	—	—	302
Beverages	392	—	—	392
Biotechnology	200	—	—	200
Building Products	88	—	—	88
Capital Markets	241	—	—	241
Chemicals	534	—	—	534
Commercial Banks	1,424	—	—	1,424
Commercial Services & Supplies	91	—	—	91
Communications Equipment	222	—	—	222
Computers & Peripherals	845	—	—	845
Construction & Engineering	4	—	—	4
Construction Materials	30	—	—	30
Consumer Finance	110	—	—	110
Containers & Packaging	18	—	—	18
Distributors	7	—	—	7
Diversified Consumer Services	15	—	—	15
Diversified Financial Services	504	—	—	504
Diversified Telecommunication Services	536	—	—	536
Electric Utilities	324	—	—	324
Electrical Equipment	115	—	—	115
Electronic Equipment, Instruments & Components	178	—	—	178
Energy Equipment & Services	408	—	—	408
Food & Staples Retailing	516	—	—	516
Food Products	494	—	—	494

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Gas Utilities	$40	$—	$—	$40
Health Care Equipment & Supplies	220	—	—	220
Health Care Providers & Services	257	—	—	257
Health Care Technology	16	—	—	16
Hotels, Restaurants & Leisure	252	—	—	252
Household Durables	544	—	—	544
Household Products	386	—	—	386
Independent Power Producers & Energy Traders	12	—	—	12
Industrial Conglomerates	341	—	—	341
Information Technology Services	408	—	—	408
Insurance	627	—	—	627
Internet & Catalog Retail	121	—	—	121
Internet Software & Services	271	—	—	271
Leisure Equipment & Products	35	—	—	35
Life Sciences Tools & Services	44	—	—	44
Machinery	358	—	—	358
Marine	14	—	—	14
Media	612	—	—	612
Metals & Mining	596	—	—	596
Multi-Utilities	286	—	—	286
Multi-line Retail	79	—	—	79
Office Electronics	46	—	—	46
Oil, Gas & Consumable Fuels	1,581	—	—	1,581
Paper & Forest Products	9	—	—	9
Personal Products	36	—	—	36
Pharmaceuticals	1,390	—	—	1,390
Professional Services	41	—	—	41
Real Estate Investment Trusts (REITs)	353	—	—	353
Real Estate Management & Development	123	—	—	123
Road & Rail	270	—	—	270
Semiconductors & Semiconductor Equipment	237	—	—	237
Software	493	—	—	493
Specialty Retail	243	—	—	243
Textiles, Apparel & Luxury Goods	133	—	—	133
Thrifts & Mortgage Finance	10	—	—	10
Tobacco	341	—	—	341
Trading Companies & Distributors	113	—	—	113
Transportation Infrastructure	14	—	—	14
Wireless Telecommunication Services	207	—	—	207
Total Common Stocks	19,322	—	—	19,322
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Commodity Linked Security	$—	$669	$—	$669
Convertible Preferred Stock	—	—	100	100
Investment Companies	457	—	—	457
Rights	— @	—	—	— @
Short-Term Investments
Investment Company	9,003	—	—	9,003
Repurchase Agreements	—	1,527	—	1,527
Total Short-Term Investments	9,003	1,527	—	10,530
Foreign Currency Exchange Contracts	—	100	—	100
Futures Contracts	51	—	—	51
Interest Rate Swap Agreements	—	3	—	3
Total Return Swap Agreements	—	84	—	84
Total Assets	28,833	21,101	100	50,034
Liabilities:
Foreign Currency Exchange Contracts	—	(97)	—	(97)
Futures Contracts	(266)	—	—	(266)
Interest Rate Swap Agreements	—	(10)	—	(10)
Total Return Swap Agreements	—	(14)	—	(14)
Total Liabilities	(266)	(121)	—	(387)
Total	$28,567	$20,980	$100	$49,647

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2012, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stock (000)
Beginning Balance	$84
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	16
Realized gains (losses)	—
Ending Balance	$100
Net change in unrealized appreciation/depreciation from investments still held as of September 30, 2012	$16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2012.

	Fair Value at September 30, 2012 (000)	Valuation Technique(s)	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$100	Discounted cash flow	Weighted average cost of capital	22.5%		27.5%		25.0%		Decrease
			Perpetual growth rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.0	x	3.6	x	3.3	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Structured Investments: The Portfolio invested a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Restricted Securities: The Portfolio invested in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

6.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps: An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of FASB ASC 210 "Balance Sheet" ("ASC 210"). Offsetting of Amounts Related to Certain Contracts, an interpretation of ASC 210-20, are included within "Unrealized Appreciation (Depreciation) on Swap Agreements" in the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements in the Statement of Operations.

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2012.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)		Swap Agreements (000)
Assets:
Currency Risk	Receivables	$100	$—		$—
Equity Risk	Receivables	—	25		84
Commodity Risk	Receivables	—	—	@	—
Interest Rate Risk	Receivables	—	26		3
Total Receivables		$100	$51		$87
Liabilities:
Currency Risk	Payables	$97	$—		$—
Equity Risk	Payables	—	256		14
Interest Rate Risk	Payables	—	10		10
Total Payables		$97	$266		$24

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.
The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$487
Equity Risk	Futures Contracts	2,218
Commodity Risk	Futures Contracts	(5)
Interest Rate Risk	Futures Contracts	— @
Equity Risk	Swap Agreements	43
Interest Rate Risk	Swap Agreements	(306)
Total		$2,437
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(125)
Equity Risk	Futures Contracts	(176)
Commodity Risk	Futures Contracts	— @
Interest Rate Risk	Futures Contracts	33
Equity Risk	Swap Agreements	70
Interest Rate Risk	Swap Agreements	18
Total		$(180)

@ Amount is less than $500.

For the year ended September 30, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $10,389,000, the average monthly original value of futures contracts was approximately $14,654,000 and the average monthly notional amount of swap agreements was approximately $14,409,000.

7.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees,

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at September 30, 2012 were approximately $5,773,000 and $5,992,000, respectively. The Portfolio received cash collateral of approximately $5,958,000, of which, approximately $5,951,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At September 30, 2012, there was uninvested cash collateral of approximately $7,000, which is not reflected in the Portfolio of Investments. The remaining collateral of approximately $34,000 was received in the form of U.S. Government Agencies and Obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

8.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

9.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.45% of the average daily net assets of the Portfolio.

Effective October 29, 2012, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 0.74% for Class I shares, 0.99% for Class P shares, 0.99% for Class H shares and 1.49% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least two years or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable,

these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $30,195,000 and $31,502,000, respectively. For the year ended September 30, 2012, purchases and sales of long-term U.S. Government securities were approximately $31,180,000 and $35,713,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2012, advisory fees paid were reduced by approximately $8,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2012 is as follows:

Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2012 (000)
$3,956	$41,907	$36,860	$10	$9,003

The Portfolio invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio ("Emerging Markets Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Portfolio. For the year ended September 30, 2012, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Emerging Markets Portfolio. The Emerging Markets Portfolio has a cost basis of approximately $120,000 at September 30, 2012.

A summary of the Portfolio's transactions in shares of the Emerging Markets Portfolio during the year ended September 30, 2012 is as follows:

Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (Loss) (000)	Dividend Income (000)	Value September 30, 2012 (000)
$93	$2	$—	$—	$2	$109

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

For the year ended September 30, 2012, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Loss (000)	Dividend/ Interest Income (000)	Value September 30, 2012 (000)
$451	$142	$445	$(5)	$11	$222

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest

Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From: Ordinary Income (000)	2011 Distributions Paid From: Ordinary Income (000)
$606	$685

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, foreign futures transactions, basis adjustments for swap transactions, paydown adjustments and tax adjustments on passive foreign investment companies sold by the Portfolio, resulted in the following reclassifications among the components of net assets at September 30, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$511	$(428)	$(83)

At September 30, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$605	—

At September 30, 2012, the aggregate cost for federal income tax purposes is approximately $48,510,000. The aggregate gross unrealized appreciation is approximately $2,342,000 and the aggregate gross unrealized depreciation is approximately

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

$1,056,000 resulting in net unrealized appreciation of approximately $1,286,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At September 30, 2012, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated date:

Amount (000)	Expiration
$1,809	September 30, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $4,133,000.

I. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

J. Other (unaudited): At September 30, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 57.2% and 96.8%, for Class I and Class P, respectively.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Strategist Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Strategist Portfolio (formerly Balanced Portfolio) (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Strategist Portfolio of Morgan Stanley Institutional Fund Trust at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 27, 2012

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended September 30, 2012. For corporate shareholders, 47.04% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended September 30, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $494,385 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				102

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Director of various business organizations.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.?

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Fund which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2012 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTGSANN
IU12-02338P-Y09/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund Trust

Mid Cap Growth Portfolio

Annual
Report

September 30, 2012

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
U.S. Privacy Policy	27
Trustee and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Mid Cap Growth Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

October 2012

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Expense Example (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder servicing fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the hypothetical account values and hypothetical expenses are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/12	Actual Ending Account Value 9/30/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$912.40	$1,021.45	$3.39	*	$3.59	*	0.71%
Mid Cap Growth Portfolio Class P	1,000.00	911.30	1,020.20	4.59	*	4.85	*	0.96
Mid Cap Growth Portfolio Class H	1,000.00	1,035.00	1,012.04	2.76	+	2.73	+	0.92
Mid Cap Growth Portfolio Class L	1,000.00	1,033.50	1,010.33	4.50	+	4.45	+	1.50

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

+  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 108/366 (to reflect the actual days in period).

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was below its peer group average for the one-year period but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that (i) the Portfolio's performance was acceptable; and (ii) the Portfolio's management fee and total expense ratio were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Advisory Agreement Approval (unaudited) (cont'd)

for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited)

Mid Cap Growth Portfolio

Performance

For the fiscal year ended September 30, 2012, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 10.91%, net of fees. The Portfolio's Class I underperformed against its benchmark the Russell Midcap® Growth Index (the "Index") which returned 26.69%.

Factors Affecting Performance

•  Stock market performance in the year ended September 30, 2012 was influenced primarily by investor sentiment about the economy and policy actions from the Federal Reserve and other central banks around the world. Although the tone of economic data in the U.S. remained mixed in the first half of the period, investors were optimistic about globally coordinated monetary policy efforts intended to shore up confidence in Europe's ailing banks and a set of proposals from European Union leaders to address the debt crisis. However, in the spring, the equity market turned more volatile as the U.S. economy appeared to hit a soft patch, the pace of job growth slackened, and worries about Spain's solvency surfaced. Economic growth in Europe and China weakened as well. Although these risks persisted, investor sentiment turned more upbeat in July with a pledge by the European Central Bank (ECB) president to do "whatever it takes" to save the euro. Anticipation of another round of quantitative easing by the Fed also buoyed confidence. These expectations were fulfilled in September with the announcement of a new bond-buying program by the ECB and a third round of asset purchases by the Fed. While these measures helped stocks rally through the end of the period, it remains to be seen what effect, if any, they may have on economic conditions.

•  The Portfolio underperformed the Index for the reporting period. The largest detractor on a relative basis was stock selection in the technology sector. Holdings in a social network games developer and an online deals service hurt performance the most.

•  Stock selection in the consumer discretionary sector also dampened relative performance. Two holdings based in China, which were not represented in the Index — a private education provider and an online travel booking service — and a video streaming service were among the primary detractors.

•  Another area of relative weakness was stock selection in materials and processing, which was led lower by holdings in two rare earths miners and a potash producer.

•  Positive contributors to performance included stock selection in the utilities sector, although relative gains were somewhat offset by the negative effect of an overweight in the sector. Nearly all of the positive performance in the sector came from a position in a manager of infrastructure operations.

•  An underweight in the consumer staples sector was additive as well, despite a slight drag on performance from stock selection there.

Management Strategies

•  The Growth Team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus has historically resulted in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Period Ended September 30, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	10.91%	2.23%	12.48%	12.50%
Russell Midcap® Growth Index	26.69	2.54	11.11	9.62
Lipper Mid-Cap Growth Funds Index	24.04	1.33	9.82	9.17
Portfolio — Class P Shares w/o sales charges(5)	10.62	1.98	12.21	9.37
Russell Midcap® Growth Index	26.69	2.54	11.11	6.82
Lipper Mid-Cap Growth Funds Index	24.04	1.33	9.82	5.90
Portfolio — Class H Shares w/o sales charges(6)	—	—	—	3.50
Portfolio — Class H Shares with maximum 4.75% sales charges(6)	—	—	—	-1.42
Russell Midcap® Growth Index	—	—	—	8.00
Lipper Mid-Cap Growth Funds Index	—	—	—	7.67
Portfolio — Class L Shares w/o sales charges(6)	—	—	—	3.35
Russell Midcap® Growth Index	—	—	—	8.00
Lipper Mid-Cap Growth Funds Index	—	—	—	7.67

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for periods less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mid-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced operations on January 31, 1997.

(6)  Commenced operations on June 14, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	64.0%
Computer Services, Software & Systems	15.9
Commercial Services	8.7
Financial Data & Systems	6.2
Biotechnology	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (98.7%)
Air Transport (1.8%)
Expeditors International of Washington, Inc.	3,004,615	$109,248
Alternative Energy (3.4%)
Range Resources Corp.	2,047,125	143,032
Ultra Petroleum Corp. (a)	2,977,886	65,454
		208,486
Asset Management & Custodian (0.9%)
Greenhill & Co., Inc.	1,073,048	55,530
Automobiles (0.4%)
Tesla Motors, Inc. (a)	857,658	25,112
Beverage: Brewers & Distillers (2.5%)
DE Master Blenders 1753 N.V. (Netherlands) (a)	12,410,768	149,517
Biotechnology (5.2%)
IDEXX Laboratories, Inc. (a)	1,280,698	127,237
Illumina, Inc. (a)	3,870,370	186,552
		313,789
Cement (1.2%)
Martin Marietta Materials, Inc.	888,183	73,604
Chemicals: Diversified (2.7%)
Intrepid Potash, Inc. (a)	3,116,709	66,947
Rockwood Holdings, Inc.	2,056,282	95,823
		162,770
Commercial Services (8.8%)
Gartner, Inc. (a)	3,147,901	145,087
Intertek Group PLC (United Kingdom)	3,990,123	176,545
MercadoLibre, Inc. (Brazil)	856,669	70,718
Weight Watchers International, Inc.	2,636,286	139,196
		531,546
Communications Technology (3.9%)
Motorola Solutions, Inc.	4,692,400	237,201
Computer Services, Software & Systems (15.9%)
Akamai Technologies, Inc. (a)	2,410,523	92,227
Citrix Systems, Inc. (a)	1,208,127	92,506
IHS, Inc., Class A (a)	1,247,365	121,431
LinkedIn Corp., Class A (a)	1,622,943	195,402
Red Hat, Inc. (a)	1,587,347	90,384
Salesforce.com, Inc. (a)	1,045,265	159,601
SINA Corp. (China) (a)	596,136	38,558
Solera Holdings, Inc.	3,068,047	134,595
Zynga, Inc., Class A (a)	14,028,493	39,841
		964,545
Computer Technology (4.2%)
Dropbox, Inc. (a)(b)(c) (acquisition cost — $32,283; acquired 5/1/12)	3,567,608	32,283
Yandex N.V., Class A (Russia) (a)	6,056,854	146,031
Youku Tudou, Inc. ADR (China) (a)	4,145,832	76,242
		254,556
Consumer Lending (1.7%)
IntercontinentalExchange, Inc. (a)	776,648	103,613
	Shares	Value (000)
Consumer Services: Miscellaneous (1.7%)
Qualicorp SA (Brazil) (a)	10,808,545	$105,566
Diversified Media (3.7%)
Factset Research Systems, Inc.	1,027,933	99,113
McGraw-Hill Cos., Inc. (The)	2,311,282	126,173
		225,286
Diversified Retail (2.8%)
Fastenal Co.	2,208,640	94,950
Groupon, Inc. (a)	15,020,860	71,499
		166,449
Education Services (1.1%)
New Oriental Education & Technology Group, Inc. ADR (China)	3,808,860	63,494
Electronic Components (1.6%)
Sensata Technologies Holding N.V. (a)	3,213,232	95,658
Financial Data & Systems (6.2%)
MSCI, Inc., Class A (a)	5,067,356	181,361
Verisk Analytics, Inc., Class A (a)	4,088,659	194,661
		376,022
Health Care Services (4.4%)
athenahealth, Inc. (a)	1,427,309	130,984
Stericycle, Inc. (a)	1,521,674	137,742
		268,726
Insurance: Property-Casualty (1.9%)
Progressive Corp. (The)	5,541,916	114,939
Media (0.6%)
Legend Pictures LLC Ltd. (a)(b)(c) (acquisition cost — $36,896; acquired 3/8/12)	34,510	36,896
Medical & Dental Instruments & Supplies (1.5%)
Techne Corp.	1,227,668	88,318
Medical Equipment (3.4%)
Intuitive Surgical, Inc. (a)	413,356	204,872
Metals & Minerals: Diversified (0.8%)
Lynas Corp. Ltd. (Australia) (a)	23,242,119	19,046
Molycorp, Inc. (a)	2,602,753	29,932
		48,978
Pharmaceuticals (3.9%)
Ironwood Pharmaceuticals, Inc. (a)	3,422,223	43,736
Mead Johnson Nutrition Co.	1,208,608	88,567
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,858,863	102,739
		235,042
Publishing (1.6%)
Morningstar, Inc.	1,541,657	96,569
Recreational Vehicles & Boats (3.5%)
Edenred (France)	7,488,215	210,401
Restaurants (1.3%)
Dunkin' Brands Group, Inc.	2,756,896	80,487
Scientific Instruments: Pollution Control (1.3%)
Covanta Holding Corp.	4,560,544	78,259

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Semiconductors & Components (0.8%)
First Solar, Inc. (a)	2,153,446	$47,688
Utilities: Electrical (4.0%)
Brookfield Infrastructure Partners LP (Canada)	6,734,143	239,399
Total Common Stocks (Cost $5,441,125)		5,972,566
Convertible Preferred Stocks (0.9%)
Alternative Energy (0.5%)
Better Place, Inc. (a)(b)(c) (acquisition cost — $22,524; acquired 1/25/10)	9,009,542	27,028
Better Place, Inc. Series C (a)(b)(c) (acquisition cost — $12,698; acquired 11/14/11)	2,796,975	8,391
		35,419
Computer Services, Software & Systems (0.2%)
Workday, Inc. (a)(b)(c) (acquisition cost — $10,687; acquired 10/12/11)	805,930	15,313
Computer Technology (0.1%)
Dropbox, Inc. Series A (a)(b)(c) (acquisition cost — $3,205; acquired 5/25/12)	354,228	3,205
Technology: Miscellaneous (0.1%)
Peixe Urbano, Inc. (Brazil) (a)(b)(c) (acquisition cost — $17,874; acquired 12/2/11)	542,936	3,801
Total Convertible Preferred Stocks (Cost $66,988)		57,738
Preferred Stock (0.2%)
Computer Services, Software & Systems (0.2%)
Palantir Technologies, Inc. Series G (a)(b)(c) (acquisition cost — $11,200; acquired 7/19/12) (Cost $11,200)	3,660,035	11,200
Short-Term Investment (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $35,346)	35,345,537	35,346
Total Investments (100.4%) (Cost $5,554,659)		6,076,850
Liabilities in Excess of Other Assets (-0.4%)		(25,299)
Net Assets (100.0%)		$6,051,551

(a)  Non-income producing security.

(b)  At September 30, 2012, the Portfolio held fair valued securities valued at approximately $138,117,000, representing 2.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2012 amounts to approximately $138,117,000 and represents 2.3% of net assets.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	September 30, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $5,519,313)	$6,041,504
Investment in Security of Affiliated Issuer, at Value (Cost $35,346)	35,346
Total Investments in Securities, at Value (Cost $5,554,659)	6,076,850
Cash	1,066
Receivable for Investments Sold	10,521
Receivable for Portfolio Shares Sold	4,286
Dividends Receivable	2,137
Tax Reclaim Receivable	1,025
Receivable from Affiliate	1
Other Assets	177
Total Assets	6,096,063
Liabilities:
Payable for Investments Purchased	24,646
Payable for Advisory Fees	7,700
Payable for Portfolio Shares Redeemed	6,391
Payable for Sub Transfer Agency Fees	4,287
Payable for Administration Fees	403
Payable for Shareholder Services Fees — Class P	379
Payable for Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Custodian Fees	102
Payable for Professional Fees	49
Payable for Trustees' Fees and Expenses	30
Payable for Transfer Agent Fees	14
Other Liabilities	511
Total Liabilities	44,512
Net Assets	$6,051,551
Net Assets Consist Of:
Paid-in-Capital	$5,356,178
Accumulated Undistributed Net Investment Income	6,211
Accumulated Undistributed Net Realized Gain	166,999
Unrealized Appreciation (Depreciation) on:
Investments	522,191
Foreign Currency Translations	(28)
Net Assets	$6,051,551
CLASS I:
Net Assets	$4,219,528
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	119,408,218
Net Asset Value, Offering and Redemption Price Per Share	$35.34
CLASS P:
Net Assets	$1,832,003
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	53,840,020
Net Asset Value, Offering and Redemption Price Per Share	$34.03
CLASS H:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	304
Net Asset Value, Redemption Price Per Share	$34.03
Maximum Sales Load	4.75%
Maximum Sales Charge	$1.70
Maximum Offering Price Per Share	$35.73
CLASS L:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	304
Net Asset Value, Offering and Redemption Price Per Share	$33.97

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Mid Cap Growth Portfolio

Statement of Operations	Year Ended September 30, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,617 of Foreign Taxes Withheld)	$75,188
Dividends from Security of Affiliated Issuer	254
Interest from Securities of Unaffiliated Issuers	—	@
Total Investment Income	75,442
Expenses:
Advisory Fees (Note B)	32,479
Sub Transfer Agency Fees	6,187
Shareholder Services Fees — Class P (Note D)	5,328
Shareholder Services Fees — Class H (Note D)	—	@
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Administration Fees (Note C)	5,197
Shareholder Reporting Fees	830
Custodian Fees (Note F)	626
Trustees' Fees and Expenses	194
Registration Fees	184
Transfer Agency Fees (Note E)	145
Professional Fees	42
Pricing Fees	8
Other Expenses	150
Total Expenses	51,370
Rebate from Morgan Stanley Affiliate (Note G)	(252)
Expense Offset (Note F)	(—	@)
Net Expenses	51,118
Net Investment Income	24,324
Realized Gain (Loss):
Investments Sold	124,435
Foreign Currency Transactions	(572)
Net Realized Gain	123,863
Change in Unrealized Appreciation (Depreciation):
Investments	484,258
Foreign Currency Translations	(24)
Net Change in Unrealized Appreciation (Depreciation)	484,234
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	608,097
Net Increase in Net Assets Resulting from Operations	$632,421

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2012 (000)	Year Ended September 30, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$24,324	$(2,342)
Net Realized Gain	123,863	658,813
Net Change in Unrealized Appreciation (Depreciation)	484,234	(763,740)
Net Increase (Decrease) in Net Assets Resulting from Operations	632,421	(107,269)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(9,653)
Net Realized Gain	(211,942)	—
Class P:
Net Investment Income	—	(2,780)
Net Realized Gain	(135,932)	—
Total Distributions	(347,874)	(12,433)
Capital Share Transactions:(1)
Class I:
Subscribed	931,545	1,490,614
Distributions Reinvested	199,699	8,865
Redeemed	(903,032)	(614,738)
Class P:
Subscribed	257,000	1,017,179
Distributions Reinvested	110,582	2,751
Redeemed	(1,221,346)	(869,991)
Class H:
Subscribed	10 *	—
Class L:
Subscribed	10 *	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(625,532)	1,034,680
Total Increase (Decrease) in Net Assets	(340,985)	914,978
Net Assets:
Beginning of Period	6,392,536	5,477,558
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $6,211 and $(908))	$6,051,551	$6,392,536
(1) Capital Share Transactions:
Class I:
Shares Subscribed	26,034	38,900
Shares Issued on Distributions Reinvested	6,154	238
Shares Redeemed	(25,613)	(16,008)
Net Increase in Class I Shares Outstanding	6,575	23,130
Class P:
Shares Subscribed	7,474	27,862
Shares Issued on Distributions Reinvested	3,531	76
Shares Redeemed	(36,891)	(24,055)
Net Increase (Decrease) in Class P Shares Outstanding	(25,886)	3,883
Class H:
Shares Subscribed	— @@*	—
Class L:
Shares Subscribed	— @@*	—

@@  Amount is less than 500 shares.

*  For the period June 14, 2012 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$33.65	$33.58		$26.96		$23.99		$33.68
Income (Loss) from Investment Operations:
Net Investment Income†	0.17	0.03		0.11		0.03		0.05	^^
Net Realized and Unrealized Gain (Loss)	3.35	0.14		6.52		2.94		(9.58)
Total from Investment Operations	3.52	0.17		6.63		2.97		(9.53)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.10)		(0.01)		—		(0.16)
Net Realized Gain	(1.83)	—		—		—		—
Total Distributions	(1.83)	(0.10)		(0.01)		—		(0.16)
Redemption Fees	—	—		—		0.00	‡	0.00	‡
Net Asset Value, End of Period	$35.34	$33.65		$33.58		$26.96		$23.99
Total Return++	10.91%	0.47%		24.58%		12.38	%**	(28.42	)%^^
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,219,528	$3,797,139		$3,012,006		$2,005,809		$1,609,506
Ratio of Expenses to Average Net Assets	0.71%+	0.69	%+††	0.68	%+††	0.69	%+	0.63	%+
Ratio of Net Investment Income to Average Net Assets	0.48%+	0.07	%+††	0.38	%+††	0.16	%+	0.17	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%		0.01%		0.01%		0.00	%§
Portfolio Turnover Rate	26%	35%		23%		27%		37%

†  Per share amount is based on average shares outstanding.

^^  During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on the total return for Class I.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 12.34%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Mid Cap Growth Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$32.55	$32.51		$26.15		$23.33		$32.78
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.06	(0.07)		0.04		(0.02)		(0.02	)^^
Net Realized and Unrealized Gain (Loss)	3.25	0.15		6.32		2.84		(9.34)
Total from Investment Operations	3.31	0.08		6.36		2.82		(9.36)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.04)		—		—		(0.09)
Net Realized Gain	(1.83)	—		—		—		—
Total Distributions	(1.83)	(0.04)		—		—		(0.09)
Redemption Fees	—	—		—		0.00	‡	0.00	‡
Net Asset Value, End of Period	$34.03	$32.55		$32.51		$26.15		$23.33
Total Return++	10.62%	0.22%		24.32%		12.04	%**	(28.59	)%^^
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,832,003	$2,595,397		$2,465,552		$1,567,302		$1,236,945
Ratio of Expenses to Average Net Assets (1)	0.96%+	0.94	%+††	0.93	%+††	0.96	%+	0.88	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.17%+	(0.18	)%+††	0.13	%+††	(0.11	)%+	(0.07	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%		0.01%		0.01%		0.00	%§
Portfolio Turnover Rate	26%	35%		23%		27%		37%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A		N/A		N/A		0.89	%+
Net Investment Income to Average Net Assets	N/A	N/A		N/A		N/A		(0.08	)%+

†  Per share amount is based on average shares outstanding.

^^  During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on total returns for Class P.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 12.00%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Mid Cap Growth Portfolio

	Class H
Selected Per Share Data and Ratios	Period from June 14, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$32.87
Income from Investment Operations:
Net Investment Income†	0.10
Net Realized and Unrealized Gain	1.06
Total from Investment Operations	1.16
Net Asset Value, End of Period	$34.03
Total Return++	3.50	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets	0.92	%+*
Ratio of Net Investment Income to Average Net Assets	1.03	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	26	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Mid Cap Growth Portfolio

	Class L
Selected Per Share Data and Ratios	Period from June 14, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$32.87
Income from Investment Operations:
Net Investment Income†	0.05
Net Realized and Unrealized Gain	1.05
Total from Investment Operations	1.10
Net Asset Value, End of Period	$33.97
Total Return++	3.35	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets	1.50	%+*
Ratio of Net Investment Income to Average Net Assets	0.46	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	26	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT'' or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

The Fund has suspended offering shares of the Mid Cap Growth Portfolio to new investors, with certain exceptions. The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the last reported bid and asked prices obtained from reputable brokers. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees (the "Trustees") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Trustees.

Under procedures approved by the Trustees, the Fund's Adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and

17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$109,248	$—	$—	$109,248
Alternative Energy	208,486	—	—	208,486
Asset Management & Custodian	55,530	—	—	55,530
Automobiles	25,112	—	—	25,112
Beverage: Brewers & Distillers	149,517	—	—	149,517
Biotechnology	313,789	—	—	313,789
Cement	73,604	—	—	73,604
Chemicals: Diversified	162,770	—	—	162,770
Commercial Services	531,546	—	—	531,546
Communications Technology	237,201	—	—	237,201
Computer Services, Software & Systems	964,545	—	—	964,545
Computer Technology	222,273	—	32,283	254,556
Consumer Lending	103,613	—	—	103,613
Consumer Services: Miscellaneous	105,566	—	—	105,566
Diversified Media	225,286	—	—	225,286
Diversified Retail	166,449	—	—	166,449
Education Services	63,494	—	—	63,494
Electronic Components	95,658	—	—	95,658
Financial Data & Systems	376,022	—	—	376,022
Health Care Services	268,726	—	—	268,726
Insurance: Property-Casualty	114,939	—	—	114,939
Media	—	—	36,896	36,896
Medical & Dental Instruments & Supplies	88,318	—	—	88,318
Medical Equipment	204,872	—	—	204,872
Metals & Minerals: Diversified	48,978	—	—	48,978
Pharmaceuticals	235,042	—	—	235,042
Publishing	96,569	—	—	96,569
Recreational Vehicles & Boats	210,401	—	—	210,401
Restaurants	80,487	—	—	80,487
Scientific Instruments: Pollution Control	78,259	—	—	78,259
Semiconductors & Components	47,688	—	—	47,688
Utilities: Electrical	239,399	—	—	239,399
Total Common Stocks	5,903,387	—	69,179	5,972,566
Convertible Preferred Stocks	—	—	57,738	57,738
Preferred Stock	—	—	11,200	11,200
Short-Term Investment — Investment Company	35,346	—	—	35,346
Total Assets	$5,938,733	$—	$138,117	$6,076,850

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2012, securities with a total value of approximately $405,992,000 transferred from Level 2 to Level 1. At September 30, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)	Preferred Stock (000)
Beginning Balance	$—	$118,412	$47,566
Purchases	69,179	44,464	11,200
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate Action	—	(47,330)	(47,566)
Change in unrealized appreciation (depreciation)	—	(57,808)	—
Realized gains (losses)	—	—	—
Ending Balance	$69,179	$57,738	$11,200
Net change in unrealized appreciation/depreciation from investments still held as of September 30, 2012	$—	$(9,250)	$—

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2012.

	Fair Value at September 30, 2012 (000)	Valuation Technique(s)	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stocks	$35,419	Discounted cash flow	Weighted average cost of capital	22.5%		27.5%		25.0%		Decrease
			Perpetual growth rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.0	x	3.6	x	3.3	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Computer Services, Software & Systems
Convertible Preferred Stock	$15,313	Market Transaction	Purchase Price of Preferred	$19		$19		$19		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	6.4	x	14.8	x	9.4	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease
Preferred Stock	$11,200	Discounted cash flow	Weighted average cost of capital	15.0%		19.0%		17.0%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.9	x	21.2	x	14.1	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

	Fair Value at September 30, 2012 (000)	Valuation Technique(s)	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Computer Technology
Common Stock	$32,283	Discounted cash flow	Weighted average cost of capital	16.0%		20.0%		18.0%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
Convertible Preferred Stock	3,205	Market Comparable Companies	Enterprise Value/ Revenue	6.3	x	9.1	x	7.7	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease
Media
Common Stock	$36,896	Discounted cash flow	Weighted average cost of capital	15%		18%		16.5%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ EBITDA	10.8	x	12.0	x	11.4	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease
			Equity Value/ Net Income	12.1	x	18.8	x	15.5	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease
Technology: Miscellaneous
Convertible Preferred Stock	$3,801	Discounted cash flow	Weighted average cost of capital	26.0%		30.0%		28.0%		Decrease
			Perpetual growth rate	5.0%		6.0%		5.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.3	x	2.4	x	2.2	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Restricted Securities: The Portfolio invested in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement,

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

paid quarterly, at an annual rate of 0.50% of the average daily net assets of the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,664,703,000 and $2,306,256,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2012, advisory fees paid were reduced by approximately $252,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2012 is as follows:

Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2012 (000)
$280,754	$1,074,269	$1,319,677	$254	$35,346

During the year ended September 30, 2012, the Portfolio incurred approximately $43,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

During the year ended September 30, 2012, the Portfolio incurred approximately $29,000 in brokerage commissions with

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$16,705	$331,169	$8,346	$4,087

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, distribution redesignations, in-kind redemptions, basis adjustments for return of capital sold and tax adjustments on passive foreign investment companies and partnership investments held and sold by the Portfolio, resulted in the following reclassifications among the components of net assets at September 30, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(17,205)	$76,295	$(59,090)

At September 30, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,308	$163,716

At September 30, 2012, the aggregate cost for federal income tax purposes is approximately $5,551,378,000. The aggregate gross unrealized appreciation is approximately $1,203,275,000 and the aggregate gross unrealized depreciation is approximately $677,804,000 resulting in net unrealized appreciation of approximately $525,471,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

For the year ended September 30, 2012, the Portfolio realized losses from in-kind redemptions of approximately $59,735,000. These losses are not tax deductible to the Portfolio.

I. Other (unaudited): At September 30, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 45.2% and 59.5%, for Class I and Class P shares, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio of Morgan Stanley Institutional Fund Trust at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 27, 2012

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended September 30, 2012. For corporate shareholders, 100% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $331,169,267 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended September 30, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $41,021,319 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				102

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Director of various business organizations.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.?

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Fund which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

34

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2012 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTMCGANN
IU12-02342P-Y09/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund Trust

Core Fixed Income Portfolio

Annual
Report

September 30, 2012

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	31
U.S. Privacy Policy	32
Trustee and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Core Fixed Income Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

October 2012

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Expense Example (unaudited)

Core Fixed Income Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder servicing fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the hypothetical account values and hypothetical expenses are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/12	Actual Ending Account Value 9/30/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period**
Core Fixed Income Portfolio Class I	$1,000.00	$1,045.60	$1,022.55	$2.51	*	$2.48	*	0.49%
Core Fixed Income Portfolio Class P	1,000.00	1,044.40	1,021.30	3.78	*	3.74	*	0.74
Core Fixed Income Portfolio Class H	1,000.00	1,033.70	1,017.92	3.17	+	3.14	+	0.74
Core Fixed Income Portfolio Class L	1,000.00	1,032.30	1,016.87	4.23	+	4.20	+	0.99

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

+  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 154/366 (to reflect the actual days in period).
3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-year period but below its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that (i) the Portfolio's performance was acceptable; and (ii) the Portfolio's management fee and total expense ratio were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Advisory Agreement Approval (unaudited) (cont'd)

for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited)

Core Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2012, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 7.83%, net of fees. The Portfolio's Class I outperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the "Index"), which returned 5.16%.

Factors Affecting Performance

•  Aggressive central bank policy actions to support economic growth and provide stability led to a huge rally in risky assets so far in 2012. The European Central Bank's (ECB) longer-term refinancing operation announced at the end of 2011 was successful and helped improve investor sentiment significantly. As problems in Spain and Italy came to the forefront again this year, the ECB committed to providing unlimited support to the countries' bond markets by launching the Outright Monetary Transactions program. This program is subject to conditionality and would be triggered only if countries request for help.

•  Given the weaker-than-expected economic conditions in the U.S., the Federal Reserve Bank also enacted various easing policies during the course of the period. This included extending the timeline to keep the target federal funds rate on hold, buying longer-maturity Treasuries and selling short-term Treasuries to put downward pressure on longer-term interest rates, and another round of quantitative easing focused on mortgage purchases, until the unemployment rate falls to an acceptable level.

•  The labor market in the U.S. showed improvement but unemployment remained high. The unemployment rate fell to 7.8% from 9% a year ago. However, a large part of that decline was due to a drop in the labor participation rate. Economic growth in the U.S. remained sluggish as gross domestic product (GDP) growth in the first half of the year was under 2%.

•  After the sell-off in the second half of 2011, spread sectors had strong performance so far in 2012 (through September). Spreads on corporate debt spread have tightened significantly with the riskier sectors of the market posting the best performance. Investment-grade corporate spreads narrowed by almost 85 basis points led by the financials sector, which tightened by about 150 basis points. Whilst the strong market rally has reduced the risk premium in the corporate credit market, we continue to believe that conditions could favor the asset class over the rest of the year.

•  Mortgage-backed securities (MBS) performed very well over the period. The latest round of quantitative easing led to a substantial tightening in yield spreads of lower-coupon, fixed-rate MBS. Despite historically low mortgage rates, refinancing activity has been slower than it has been in the past under similar rate incentives, as many borrowers are unable to refinance due to tighter underwriting standards. However, with further quantitative easing, the expectation is that there will be an increase in mortgage refinancing. The U.S. housing market has started showing signs of stabilization. After many months of continuous declines, the headline home price index has turned positive on a year-over-year basis.

•  Government bonds in major markets such as the U.S., Germany and the U.K. rallied significantly. The 10-year Treasury yield touched an all-time low of 1.43% in July. The decline in U.S. Treasury yields over the year was led by the intermediate part of the curve as 2-, 5-, 10- and 30-year rates fell by 2, 33, 29, and 9 basis points respectively.

•  An overweight to the corporate sector, especially in financials, was one of the main drivers of positive performance as spreads tightened over the year.

•  The Portfolio's positioning in the mortgage sector was the other large contributor to performance. In particular, an allocation to agency mortgage derivatives through interest-only (IO) and inverse interest-only (IIO) securities contributed significantly to returns.

•  An underweight in the agency sector detracted slightly from performance.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as corporate bond valuations relative to fundamentals have been attractive. We took advantage of the strong rally in financials this year to trim some of the overweight in the sector.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited) (cont'd)

Core Fixed Income Portfolio

•  In terms of mortgage strategy, the Portfolio has had a position in IO and IIO securities. Prepayment speeds have been slow, which has been beneficial for this position. A number of factors, such as increased credit requirements and fees, have mitigated prepayments and presented hurdles for borrowers looking to refinance.

•  The Portfolio also had an allocation to the commercial mortgage-backed securities sector, mainly in newly issued bonds that generally have stricter underwriting and more conservative underlying property valuations. Fundamentals in the sector have remained relatively stable, in our view.

•  Given the current low yielding environment, being overweight spread product seems attractive as we believe the yield advantage could provide a large part of returns over the medium term.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

	Period Ended September 30, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges (4)	7.83%	3.86%	4.11%	7.05%
Barclays Capital U.S. Aggregate Index	5.16	6.53	5.32	7.47
Lipper Intermediate Investment Grade Debt Funds Index	8.52	6.55	5.46	—
Portfolio — Class P Shares w/o sales charges (5)	7.55	3.62	3.86	4.75
Barclays Capital U.S. Aggregate Index	5.16	6.53	5.32	6.05
Lipper Intermediate Investment Grade Debt Funds Index	8.52	6.55	5.46	5.82
Portfolio — Class H Shares w/o sales charges (6)	—	—	—	3.37
Portfolio — Class H Shares with maximum 3.50% sales charges (6)	—	—	—	–0.22
Barclays Capital U.S. Aggregate Index	—	—	—	2.63
Lipper Intermediate Investment Grade Debt Funds Index	—	—	—	3.89
Portfolio — Class L Shares w/o sales charges (6)	—	—	—	3.23
Barclays Capital U.S. Aggregate Index	—	—	—	2.63
Lipper Intermediate Investment Grade Debt Funds Index	—	—	—	3.89

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for periods less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited) (cont'd)

Core Fixed Income Portfolio

returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on September 29, 1987.

(5)  Commenced operations on March 1, 1999.

(6)  Commenced operations on April 27, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class   of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	24.6%
U.S. Treasury Securities	16.1
Industrials	15.3
Other**	14.8
Short-Term Investments	10.9
Finance	10.7
Collateralized Mortgage Obligations — Agency Collateral Series	7.6
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $21,500,000 and net unrealized depreciation of less than $500. Does not include open swap agreements with total unrealized depreciation of approximately $25,000.

8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.2%)
Agency Fixed Rate Mortgages (27.1%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
3.50%, 8/1/42	$230	$247
4.00%, 12/1/41	268	288
5.00%, 10/1/35	733	798
6.00%, 5/1/37 - 10/1/38	316	348
7.50%, 5/1/35	59	73
8.00%, 8/1/32	30	38
8.50%, 8/1/31	48	60
October TBA:
3.50%, 10/1/42 (a)	2,105	2,258
Federal National Mortgage Association,
Conventional Pools:
4.00%, 11/1/41 - 12/1/41	1,549	1,673
4.50%, 8/1/40 - 8/1/41	1,983	2,181
5.00%, 3/1/39	709	791
5.50%, 4/1/34 - 2/1/38	1,652	1,825
6.00%, 1/1/38	172	190
6.50%, 7/1/29 - 2/1/33	322	372
7.00%, 10/1/31 - 12/1/31	2	2
7.50%, 8/1/37	99	122
8.00%, 4/1/33	74	92
8.50%, 10/1/32	72	90
Government National Mortgage Association,
October TBA:
3.50%, 10/15/42 (a)	1,305	1,429
4.00%, 10/15/42 (a)	1,935	2,132
Various Pools:
4.50%, 4/15/39 - 8/15/39	509	561
		15,570
Asset-Backed Securities (5.4%)
Ally Master Owner Trust
2.88%, 4/15/15 (b)	225	227
Brazos Higher Education Authority
1.30%, 7/25/29 (c)	325	328
CVS Pass-Through Trust
6.04%, 12/10/28	72	84
Discover Card Master Trust
0.57%, 8/15/16 (c)	300	301
Enterprise Fleet Financing LLC,
1.43%, 10/20/16 (b)	150	150
1.62%, 5/20/17 (b)	115	116
Ford Credit Floorplan Master Owner Trust
2.12%, 2/15/16	175	179
Great America Leasing Receivables
1.69%, 2/15/14 (b)	282	283
Louisiana Public Facilities Authority
1.35%, 4/26/27 (c)	325	329
Macquarie Equipment Funding Trust
1.21%, 9/20/13 (b)	99	99
	Face Amount (000)	Value (000)
Mercedes-Benz Auto Lease Trust
1.18%, 11/15/13 (b)	$238	$238
MMCA Auto Owner Trust 2011-A
1.22%, 1/15/15 (b)	210	210
North Carolina State Education Assistance Authority
1.35%, 1/26/26 (c)	225	227
Panhandle-Plains Higher Education Authority, Inc.
1.31%, 7/1/24 (c)	125	127
Textainer Marine Containers Ltd.
4.70%, 6/15/26 (b)	219	230
		3,128
Collateralized Mortgage Obligations — Agency Collateral Series (8.4%)
Federal Home Loan Mortgage Corporation,
1.88%, 5/25/19	230	239
2.09%, 3/25/19	159	167
2.32%, 10/25/18	155	165
2.70%, 5/25/18	335	364
2.79%, 1/25/22	300	320
2.97%, 10/25/21	300	326
3.87%, 4/25/21	325	374
IO
0.83%, 1/25/21 (c)	2,272	92
IO PAC REMIC
6.25%, 6/15/40 (c)	1,829	357
IO REMIC
5.83%, 4/15/39 (c)	783	189
IO STRIPS
8.00%, 1/1/28	20	5
Federal National Mortgage Association,
3.76%, 6/25/21	110	123
IO
6.17%, 9/25/20 (c)	1,762	454
IO REMIC
6.38%, 9/25/38 (c)	588	122
REMIC
9.14%, 10/25/41 (c)(d)	194	210
Government National Mortgage Association,
IO
0.85%, 8/20/58 (c)	2,874	107
1.37%, 4/16/53 (c)	4,511	356
5.00%, 2/16/41	164	34
5.83%, 11/16/40 (c)	1,108	212
5.88%, 8/16/42 (c)	824	191
6.36%, 6/20/40 (c)	810	138
6.38%, 4/16/41 (c)	1,137	254
		4,799
Commercial Mortgage Backed Securities (3.1%)
GS Mortgage Securities Corp. II
3.71%, 8/10/44	240	267

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage Backed Securities (cont'd)
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.17%, 8/15/46	$240	$277
4.39%, 7/15/46 (b)	350	398
UBS-Barclays Commercial Mortgage Trust
3.53%, 5/10/63	80	87
Wells Fargo Commercial Mortgage Trust
2.92%, 10/15/45	100	104
WF-RBS Commercial Mortgage Trust,
3.43%, 6/15/45	238	257
4.87%, 2/15/44 (b)(c)	315	372
		1,762
Corporate Bonds (30.5%)
Finance (11.8%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (b)(e)	175	183
Abbey National Treasury Services PLC,
MTN
3.88%, 11/10/14 (b)	140	143
Aegon N.V.
4.63%, 12/1/15 (e)	175	192
AvalonBay Communities, Inc.
2.95%, 9/15/22	75	75
Bank of America Corp.,
Series L
5.65%, 5/1/18	225	257
Barclays Bank PLC
6.05%, 12/4/17 (b)	200	216
Berkshire Hathaway, Inc.
3.75%, 8/15/21 (e)	235	258
BNP Paribas SA
5.00%, 1/15/21 (e)	135	150
Boston Properties LP,
3.85%, 2/1/23	100	106
5.88%, 10/15/19	30	36
Brookfield Asset Management, Inc.
5.80%, 4/25/17	65	73
Cigna Corp.,
2.75%, 11/15/16	70	74
5.38%, 2/15/42	10	11
Citigroup, Inc. (See Note G),
6.13%, 11/21/17	15	18
6.13%, 5/15/18 (e)	56	66
8.50%, 5/22/19 (e)	72	95
Commonwealth Bank of Australia
1.90%, 9/18/17 (e)	250	251
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
3.88%, 2/8/22 (e)	75	80
Coventry Health Care, Inc.
5.45%, 6/15/21	120	141
	Face Amount (000)	Value (000)
Credit Agricole SA
3.00%, 10/1/17 (b)(f)	$200	$200
Credit Suisse,
5.40%, 1/14/20 (e)	135	148
6.00%, 2/15/18	60	68
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (b)	100	105
DNB Bank ASA
3.20%, 4/3/17 (b)(e)	205	214
General Electric Capital Corp.,
5.30%, 2/11/21	110	126
Series G
6.00%, 8/7/19	190	231
Goldman Sachs Group, Inc. (The)
5.75%, 1/24/22 (e)	285	329
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	110	125
HSBC Holdings PLC
4.00%, 3/30/22 (e)	170	183
JPMorgan Chase & Co.
4.50%, 1/24/22	50	56
MetLife, Inc.
7.72%, 2/15/19	60	78
National Australia Bank Ltd.
2.75%, 3/9/17	250	262
Nationwide Building Society
6.25%, 2/25/20 (b)	145	167
Nationwide Financial Services
5.38%, 3/25/21 (b)	75	80
Nordea Bank AB
4.88%, 5/13/21 (b)(e)	200	210
Pacific LifeCorp
6.00%, 2/10/20 (b)	125	139
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17 (e)	120	132
Principal Financial Group, Inc.
8.88%, 5/15/19	100	133
Prudential Financial, Inc.
7.38%, 6/15/19 (e)	270	342
Royal Bank of Scotland Group PLC
2.55%, 9/18/15 (e)	120	121
Societe Generale SA
5.20%, 4/15/21 (b)(e)	200	215
Standard Chartered Bank
6.40%, 9/26/17 (b)	100	115
Svenska Handelsbanken AB
2.88%, 4/4/17	250	263
US Bancorp
2.95%, 7/15/22	125	126
WellPoint, Inc.
3.30%, 1/15/23 (e)	117	119

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Wells Fargo & Co.
5.63%, 12/11/17	$60	$72
		6,784
Industrials (16.9%)
Agilent Technologies, Inc.
5.50%, 9/14/15 (e)	120	135
Air Products & Chemicals, Inc.
2.00%, 8/2/16 (e)	165	172
Altria Group, Inc.
2.85%, 8/9/22	155	155
America Movil SAB de CV
3.13%, 7/16/22	200	207
American Honda Finance Corp.
2.13%, 2/28/17 (b)(e)	200	207
Amgen, Inc.
3.88%, 11/15/21 (e)	75	81
ArcelorMittal
10.10%, 6/1/19 (e)	100	115
AT&T, Inc.,
5.35%, 9/1/40	25	30
6.30%, 1/15/38 (e)	170	224
BAA Funding Ltd.
4.88%, 7/15/21 (b)	170	181
Bemis Co., Inc.
4.50%, 10/15/21	110	121
Boeing Capital Corp.
2.13%, 8/15/16	175	184
BP Capital Markets PLC
3.25%, 5/6/22	125	133
Burlington Northern Santa Fe LLC
5.65%, 5/1/17	115	138
Canadian Oil Sands Ltd.
7.75%, 5/15/19 (b)	125	158
CF Industries, Inc.
6.88%, 5/1/18	150	183
Coca-Cola Co. (The)
1.65%, 3/14/18	150	155
ConocoPhillips
6.50%, 2/1/39	25	36
Covidien International Finance SA
3.20%, 6/15/22 (e)	45	48
CRH America, Inc.
6.00%, 9/30/16	135	151
Daimler Finance North America LLC
8.50%, 1/18/31 (e)	55	87
Darden Restaurants, Inc.
6.20%, 10/15/17	205	239
Deere & Co.
3.90%, 6/9/42 (e)	50	52
Delhaize Group SA
5.70%, 10/1/40	106	95
	Face Amount (000)	Value (000)
Deutsche Telekom International Finance BV
8.75%, 6/15/30 (e)	$65	$98
Diageo Capital PLC
1.50%, 5/11/17 (e)	60	61
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22	200	206
EOG Resources, Inc.
2.63%, 3/15/23	100	101
Experian Finance PLC
2.38%, 6/15/17 (b)	210	213
Express Scripts Holding Co.,
2.65%, 2/15/17 (b)	110	115
3.90%, 2/15/22 (b)	50	55
Fiserv, Inc.
3.13%, 6/15/16	80	84
FMC Technologies, Inc.
3.45%, 10/1/22	55	56
Ford Motor Credit Co., LLC
4.21%, 4/15/16	200	212
Gap, Inc. (The)
5.95%, 4/12/21 (e)	75	84
Georgia-Pacific LLC
5.40%, 11/1/20 (b)(e)	90	106
Gilead Sciences, Inc.
4.50%, 4/1/21 (e)	140	161
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (b)	100	112
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	105	130
Hess Corp.
6.00%, 1/15/40	175	213
Hewlett-Packard Co.
4.65%, 12/9/21 (e)	165	172
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (b)(e)	85	95
Kinross Gold Corp.
5.13%, 9/1/21 (e)	115	119
Kraft Foods Group, Inc.
5.38%, 2/10/20 (b)	102	121
Kraft Foods, Inc.
5.38%, 2/10/20	93	112
L-3 Communications Corp.
4.75%, 7/15/20 (e)	135	149
LVMH Moet Hennessy Louis Vuitton SA
1.63%, 6/29/17 (b)(e)	150	151
Macy's Retail Holdings, Inc.
3.88%, 1/15/22 (e)	105	113
Marathon Petroleum Corp.
5.13%, 3/1/21 (e)	120	139
Motorola Solutions, Inc.
3.75%, 5/15/22 (e)	100	104
Murphy Oil Corp.
4.00%, 6/1/22	100	106

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
NBC Universal Media LLC,
2.88%, 1/15/23	$175	$175
5.95%, 4/1/41 (e)	50	61
Nippon Telegraph & Telephone Corp.
1.40%, 7/18/17	100	102
PepsiCo, Inc.
2.75%, 3/5/22 (e)	125	130
Philip Morris International, Inc.
2.50%, 8/22/22 (e)	130	131
Phillips 66
4.30%, 4/1/22 (b)	100	110
SABMiller Holdings, Inc.
3.75%, 1/15/22 (b)	200	218
Sanofi
4.00%, 3/29/21 (e)	135	155
Schneider Electric SA
2.95%, 9/27/22 (b)	125	126
Sonoco Products Co.
5.75%, 11/1/40 (e)	100	117
Syngenta Finance N.V.
3.13%, 3/28/22	130	137
Telefonaktiebolaget LM Ericsson
4.13%, 5/15/22	75	78
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21 (e)	215	234
Thermo Fisher Scientific, Inc.
3.15%, 1/15/23	105	109
Time Warner Cable, Inc.,
4.50%, 9/15/42 (e)	50	50
6.75%, 6/15/39 (e)	40	52
Time Warner, Inc.
4.90%, 6/15/42 (e)	50	55
United Technologies Corp.
4.50%, 6/1/42	40	45
Vale Overseas Ltd.
5.63%, 9/15/19	85	96
Verizon Communications, Inc.
8.95%, 3/1/39 (e)	50	87
VF Corp.
3.50%, 9/1/21	105	113
Volkswagen International Finance N.V.
2.38%, 3/22/17 (b)	115	120
Waste Management, Inc.
2.90%, 9/15/22	75	75
Watson Pharmaceuticals,
3.25%, 10/1/22	25	25
4.63%, 10/1/42	10	10
Wesfarmers Ltd.
2.98%, 5/18/16 (b)(e)	85	89
Westvaco Corp.
8.20%, 1/15/30	45	60
	Face Amount (000)	Value (000)
Woolworths Ltd.
4.00%, 9/22/20 (b)	$125	$135
WPP Finance UK
8.00%, 9/15/14	100	112
		9,682
Utilities (1.8%)
Enterprise Products Operating LLC,
5.25%, 1/31/20	50	59
Series N
6.50%, 1/31/19 (e)	160	199
Exelon Generation Co., LLC
6.25%, 10/1/39	140	163
Kinder Morgan Energy Partners LP
5.95%, 2/15/18	160	193
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	160	205
8.75%, 5/1/19	65	87
PPL WEM Holdings PLC
3.90%, 5/1/16 (b)	150	158
		1,064
		17,530
Municipal Bonds (1.2%)
City of Chicago, IL,
O'Hare International Airport Revenue
6.40%, 1/1/40	40	52
City of New York, NY,
Series G-1
5.97%, 3/1/36	85	112
Illinois State Toll Highway Authority,
Highway Revenue, Build America Bonds
6.18%, 1/1/34	130	167
Municipal Electric Authority of Georgia
6.66%, 4/1/57	155	181
State of California,
General Obligation Bonds
5.95%, 4/1/16	175	199
		711
Sovereign (2.4%)
Banco Nacional de Desenvolvimento, Economico e Social
5.50%, 7/12/20 (b)	150	178
Brazilian Government International Bond
4.88%, 1/22/21	220	264
Eskom Holdings SOC Ltd.
5.75%, 1/26/21 (b)	200	229
Mexico Government International Bond
3.63%, 3/15/22	200	219
Petroleos Mexicanos
4.88%, 1/24/22	250	283

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Sovereign (cont'd)
Russian Foreign Bond - Eurobond
3.25%, 4/4/17 (b)	$200	$211
		1,384
U.S. Agency Securities (2.3%)
Federal National Mortgage Association,
0.88%, 10/26/17	300	302
5.38%, 6/12/17	700	849
6.63%, 11/15/30	100	154
		1,305
U.S. Treasury Securities (17.8%)
U.S. Treasury Bonds,
3.00%, 5/15/42 (e)	150	156
3.88%, 8/15/40	2,125	2,596
5.25%, 11/15/28	730	1,022
U.S. Treasury Notes,
1.25%, 10/31/15 (e)	2,165	2,226
1.75%, 3/31/14	2,000	2,046
2.25%, 3/31/16 (e)	2,025	2,157
		10,203
Total Fixed Income Securities (Cost $53,314)		56,392
	Shares
Short-Term Investments (28.4%)
Securities held as Collateral on Loaned Securities (16.3%)
Investment Company (12.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	6,942,381	6,942
	Face Amount (000)
Repurchase Agreements (4.2%)
Barclays Capital, Inc., (0.15%, dated 9/28/12, due 10/1/12; proceeds $735; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.75% due 6/30/17; valued at $749)	$735	735
Merrill Lynch & Co., Inc., (0.15%, dated 9/28/12, due 10/1/12; proceeds $271; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.75% due 5/15/22; valued at $276)	271	271
Merrill Lynch & Co., Inc., (0.22%, dated 9/28/12, due 10/1/12; proceeds $1,392; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 4.00% due 4/1/42; valued at $1,420)	1,392	1,392
		2,398
Total Securities held as Collateral on Loaned Securities (Cost $9,340)		9,340
	Shares	Value (000)
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $2,618)	2,618,020	$2,618
	Face Amount (000)
U.S. Treasury Securities (7.5%)
U.S. Treasury Bills,
0.11%, 10/4/12 (e)(g)	$1,000	1,000
0.13%, 12/27/12 (g)	1,470	1,469
0.13%, 11/29/12 - 12/13/12 (e)(g)	1,780	1,780
0.13%, 2/21/13 (g)(h)	50	50
		4,299
Total Short-Term Investments (Cost $16,257)		16,257
Total Investments (126.6%) (Cost $69,571) Including $11,769 of Securities Loaned (i)		72,649
Liabilities in Excess of Other Assets (-26.6%)		(15,286)
Net Assets (100.0%)		$57,363

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2012.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2012.

(e)  All or a portion of this security was on loan at September 30, 2012.

(f)  When-issued security.

(g)  Rate shown is the yield to maturity at September 30, 2012.

(h)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(i)  Securities are available for collateral in connection with purchase of when-issued securities, securities purchased on a forward commitment basis, open futures contracts and swap agreements.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2012:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 5 yr. Note	80	$9,971	Dec-12		$31
U.S. Treasury 2 yr. Note	24	5,293	Dec-12		3
Short:
U.S. Treasury 30 yr. Bond	6	(896)	Dec-12		(7)
U.S. Treasury 10 yr. Note	40	(5,340)	Dec-12		(27)
				$	(— @)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2012:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized (Depreciation) (000)
Barclays Capital	3 Month LIBOR	Receive	0.81%	9/24/17	$1,180	$(3)
Credit Suisse	3 Month LIBOR	Receive	0.39	9/25/14	3,700	(3)
Credit Suisse	3 Month LIBOR	Receive	0.82	9/13/17	1,770	(5)
Deutsche Bank	3 Month LIBOR	Receive	0.82	7/24/17	3,026	(14)
						$(25)

@  Value is less than $500.

LIBOR  London Interbank Offered Rate.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Core Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $59,861)	$62,910
Investment in Securities of Affiliated Issuers, at Value (Cost $9,710)	9,739
Total Investments in Securities, at Value (Cost $69,571)	72,649
Cash	10
Interest Receivable	383
Receivable for Investments Sold	88
Due from Adviser	53
Receivable for Variation Margin	5
Receivable for Portfolio Shares Sold	5
Receivable from Affiliates	4
Tax Reclaim Receivable	1
Other Assets	14
Total Assets	73,212
Liabilities:
Collateral on Securities Loaned, at Value	9,350
Payable for Investments Purchased	6,165
Payable for Portfolio Shares Redeemed	189
Payable for Sub Transfer Agency Fees	60
Payable for Professional Fees	33
Unrealized Depreciation on Swap Agreements	25
Payable for Custodian Fees	6
Payable for Administration Fees	4
Payable for Trustees' Fees and Expenses	4
Payable for Transfer Agent Fees	1
Payable for Shareholder Services Fees — Class P	—	@
Payable for Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	12
Total Liabilities	15,849
Net Assets	$57,363
Net Assets Consist Of:
Paid-in-Capital	$91,727
Undistributed Net Investment Income	768
Accumulated Net Realized Loss	(38,185)
Unrealized Appreciation (Depreciation) on:
Investments	3,049
Investments in Affiliates	29
Futures Contracts	(—	@)
Swap Agreements	(25)
Net Assets	$57,363

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Core Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2012 (000)
CLASS I:
Net Assets	$57,013
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	5,430,243
Net Asset Value, Offering and Redemption Price Per Share	$10.50
CLASS P:
Net Assets	$330
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	31,235
Net Asset Value, Offering and Redemption Price Per Share	$10.56
CLASS H:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	972
Net Asset Value, Redemption Price Per Share	$10.56
Maximum Sales Load	3.50%
Maximum Sales Charge	$0.38
Maximum Offering Price Per Share	$10.94
CLASS L:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	972
Net Asset Value, Offering and Redemption Price Per Share	$10.55
(1) Including: Securities on Loan, at Value:	$11,769

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Core Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2012 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $—@ Foreign Taxes Withheld)	$1,961
Interest from Securities of Affiliated Issuers	19
Income from Securities Loaned — Net	12
Dividends from Security of Affiliated Issuer	5
Total Investment Income	1,997
Expenses:
Advisory Fees (Note B)	227
Sub Transfer Agency Fees	79
Professional Fees	72
Registration Fees	53
Administration Fees (Note C)	49
Custodian Fees (Note F)	33
Pricing Fees	30
Shareholder Reporting Fees	21
Transfer Agency Fees (Note E)	10
Trustees' Fees and Expenses	3
Shareholder Services Fees — Class P (Note D)	— @
Shareholder Services Fees — Class H (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Other Expenses	13
Total Expenses	590
Waiver of Advisory Fees (Note B)	(227)
Expenses Reimbursed by Adviser (Note B)	(59)
Rebate from Morgan Stanley Affiliate (Note G)	(5)
Expense Offset (Note F)	(— @)
Net Expenses	299
Net Investment Income	1,698
Realized Gain (Loss):
Investments Sold	1,952
Investments in Affiliates	49
Futures Contracts	(240)
Swap Agreements	(283)
Net Realized Gain	1,478
Change in Unrealized Appreciation (Depreciation):
Investments	1,108
Investments in Affiliates	(4)
Futures Contracts	71
Swap Agreements	181
Net Change in Unrealized Appreciation (Depreciation)	1,356
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,834
Net Increase in Net Assets Resulting from Operations	$4,532

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Core Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2012 (000)	Year Ended September 30, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,698	$2,374
Net Realized Gain	1,478	1,877
Net Change in Unrealized Appreciation (Depreciation)	1,356	(1,423)
Net Increase in Net Assets Resulting from Operations	4,532	2,828
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,115)	(2,131)
Class P:
Net Investment Income	(3)	(4)
Class H:
Net Investment Income	(— @)*	—
Class L:
Net Investment Income	(— @)*	—
Total Distributions	(2,118)	(2,135)
Capital Share Transactions:(1)
Class I:
Subscribed	1,368	2,966
Distributions Reinvested	2,115	2,131
Redeemed	(12,743)	(17,577)
Class P:
Subscribed	304	6
Distributions Reinvested	3	4
Redeemed	(28)	(173)
Class H:
Subscribed	10 *	—
Class L:
Subscribed	10 *	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,961)	(12,643)
Total Decrease in Net Assets	(6,547)	(11,950)
Net Assets:
Beginning of Period	63,910	75,860
End of Period (Including Undistributed Net Investment Income of $768 and $976)	$57,363	$63,910
(1) Capital Share Transactions:
Class I:
Shares Subscribed	134	302
Shares Issued on Distributions Reinvested	210	217
Shares Redeemed	(1,248)	(1,778)
Net Decrease in Class I Shares Outstanding	(904)	(1,259)
Class P:
Shares Subscribed	30	1
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(3)	(18)
Net Increase (Decrease) in Class P Shares Outstanding	27	(17)
Class H:
Shares Subscribed	1 *	—
Class L:
Shares Subscribed	1 *	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period April 27, 2012 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Core Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$10.08	$9.96		$9.49		$9.18		$10.77
Income (Loss) from Investment Operations:
Net Investment Income†	0.29	0.34		0.34		0.34		0.53
Net Realized and Unrealized Gain (Loss)	0.48	0.08		0.45		0.57		(1.60)
Total from Investment Operations	0.77	0.42		0.79		0.91		(1.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.30)		(0.32)		(0.60)		(0.52)
Redemption Fees	—	—		—		0.00	‡	0.00 ‡
Net Asset Value, End of Period	$10.50	$10.08		$9.96		$9.49		$9.18
Total Return++	7.83%	4.34%		8.57%		10.41%		(10.40)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$57,013	$63,866		$75,651		$93,768		$186,305
Ratio of Expenses to Average Net Assets (1)	0.49%+	0.50	%+††	0.50	%+††	0.50	%+	0.49%+
Ratio of Net Investment Income to Average Net Assets (1)	2.80%+	3.43	%+††	3.58	%+††	3.73	%+	5.11%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.00	%§	0.01%		0.01%
Portfolio Turnover Rate	216%	234%		261%		437%		306%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.97%	0.99	%††	0.67	%+††	0.61	%+	0.53%+
Net Investment Income to Average Net Assets	2.32%	2.94	%††	3.41	%+††	3.62	%+	5.07%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Core Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$10.14	$10.01		$9.53		$9.12		$10.71
Income (Loss) from Investment Operations:
Net Investment Income†	0.23	0.31		0.32		0.31		0.50
Net Realized and Unrealized Gain (Loss)	0.52	0.09		0.46		0.58		(1.60)
Total from Investment Operations	0.75	0.40		0.78		0.89		(1.10)
Distributions from and/or in Excess of:
Net Investment Income	(0.33)	(0.27)		(0.30)		(0.48)		(0.49)
Redemption Fees	—	—		—		0.00	‡	0.00 ‡
Net Asset Value, End of Period	$10.56	$10.14		$10.01		$9.53		$9.12
Total Return++	7.55%	4.11%		8.47%		10.10%		(10.68)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$330	$44		$209		$214		$487
Ratio of Expenses to Average Net Assets (1)	0.74%+	0.75	%+††	0.75	%+††	0.75	%+	0.74%+
Ratio of Net Investment Income to Average Net Assets (1)	2.25%+	3.18	%+††	3.33	%+††	3.48	%+	4.87%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.00	%§	0.01%		0.01%
Portfolio Turnover Rate	216%	234%		261%		437%		306%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.33%	1.24	%††	0.92	%+††	0.86	%+	0.78%+
Net Investment Income to Average Net Assets	1.66%	2.69	%††	3.16	%+††	3.37	%+	4.84%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Core Fixed Income Portfolio

	Class H
Selected Per Share Data and Ratios	Period from April 27, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$10.29
Income from Investment Operations:
Net Investment Income†	0.07
Net Realized and Unrealized Gain	0.28
Total from Investment Operations	0.35
Distributions from and/or in Excess of:
Net Investment Income	(0.08)
Net Asset Value, End of Period	$10.56
Total Return++	3.37	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	0.74	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.68	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	216	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.37	%*
Net Investment Income to Average Net Assets	1.05	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Core Fixed Income Portfolio

	Class L
Selected Per Share Data and Ratios	Period from April 27, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$10.29
Income from Investment Operations:
Net Investment Income†	0.06
Net Realized and Unrealized Gain	0.27
Total from Investment Operations	0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.07)
Net Asset Value, End of Period	$10.55
Total Return++	3.23	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	0.99	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.45	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	216	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.58	%*
Net Investment Income to Average Net Assets	0.86	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees (the "Trustees") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Trustees. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the last reported bid and asked prices obtained from reputable brokers.

Under procedures approved by the Trustees, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$15,570	$—	$15,570
Asset-Backed Securities	—	3,128	—	3,128
Collateralized Mortgage Obligations — Agency Collateral Series	—	4,799	—	4,799
Commercial Mortgage Backed Securities	—	1,762	—	1,762
Corporate Bonds	—	17,530	—	17,530
Municipal Bonds	—	711	—	711
Sovereign	—	1,384	—	1,384
U.S. Agency Securities	—	1,305	—	1,305
U.S. Treasury Securities	—	10,203	—	10,203
Total Fixed Income Securities	—	56,392	—	56,392
Short-Term Investments
Investment Company	9,560	—	—	9,560
Repurchase Agreements	—	2,398	—	2,398
U.S. Treasury Securities	—	4,299	—	4,299
Total Short-Term Investments	9,560	6,697	—	16,257
Futures Contracts	34	—	—	34
Total Assets	9,594	63,089	—	72,683
Liabilities:
Futures Contracts	(34)	—	—	(34)
Interest Rate Swap Agreements	—	(25)	—	(25)
Total Liabilities	(34)	(25)	—	(59)
Total	$9,560	$63,064	$—	$72,624

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2012, the Portfolio did not have any investments transfer between investment levels.

3.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset,

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps: An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of FASB ASC 210 "Balance Sheet" ("ASC 210"). Offsetting of Amounts Related to Certain Contracts, an interpretation of ASC 210-20, are included within "Unrealized Appreciation (Depreciation) on Swap Agreements" in the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements in the Statement of Operations.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2012.

Primary Risk Exposure	Statement of Assets and Liabilities	Futures Contracts (000)(a)	Swap Agreements (000)
Assets:
Interest Rate Risk	Receivables	$34	$—
Liabilities:
Interest Rate Risk	Payables	$34	$25

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(240)
Interest Rate Risk	Swap Agreements	(283)
Total		$(523)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$71
Interest Rate Risk	Swap Agreements	181
Total		$252

For the year ended September 30, 2012, the average monthly original value of futures contracts was approximately $13,128,000 and the average monthly notional amount of swap agreements was approximately $3,775,000.

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at September 30, 2012 were approximately $11,769,000 and $12,009,000, respectively. The Portfolio

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

received cash collateral of approximately $9,350,000, of which, approximately $9,340,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At September 30, 2012, there was uninvested cash collateral of approximately $10,000, which is not reflected in the Portfolio of Investments. The remaining collateral of approximately $2,659,000 was received in the form of U.S. Government Obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 0.50% for Class I shares, 0.75% for Class P shares, 0.75% for Class H shares and 1.00% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended September 30, 2012, approximately $286,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $14,245,000 and $21,008,000, respectively. For the year ended September 30, 2012, purchases and sales of long-term U.S. Government securities were approximately $113,060,000 and $114,420,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2012, advisory fees paid were reduced by approximately $5,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2012 is as follows:

Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2012 (000)
$3,080	$39,217	$32,737	$5	$9,560

For the year ended September 30, 2012, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Interest Income (000)	Value September 30, 2012 (000)
$456	$—	$321	$49	$19	$179

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From: Ordinary Income (000)	2011 Distributions Paid From: Ordinary Income (000)
$2,118	$2,135

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at September 30, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$212	$(212)	—

At September 30, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$769	—

At September 30, 2012, the aggregate cost for federal income tax purposes is approximately $69,571,000. The aggregate gross unrealized appreciation is approximately $3,246,000 and the aggregate gross unrealized depreciation is approximately $168,000 resulting in net unrealized appreciation of approximately $3,078,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At September 30, 2012, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$34,679	September 30, 2017
3,319	September 30, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,347,000.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

I. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Fixed Income Portfolio of Morgan Stanley Institutional Fund Trust at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 27, 2012

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				102

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Director of various business organizations.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.?

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Fund which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

39

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2012 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTFXDINCANN
IU12-02341P-Y09/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund Trust

Core Plus Fixed Income Portfolio

Annual
Report

September 30, 2012

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	34
U.S. Privacy Policy	35
Trustee and Officer Information	38

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Core Plus Fixed Income Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

October 2012

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder servicing fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the hypothetical account values and hypothetical expenses are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/12	Actual Ending Account Value 9/30/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,058.30	$1,021.70	$3.40	*	$3.34	*	0.66%
Core Plus Fixed Income Portfolio Class P	1,000.00	1,057.90	1,020.45	4.68	*	4.60	*	0.91
Core Plus Fixed Income Portfolio Class H	1,000.00	1,047.40	1,017.25	3.88	+	3.82	+	0.90
Core Plus Fixed Income Portfolio Class L	1,000.00	1,045.90	1,016.16	4.99	+	4.92	+	1.16

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

+  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 154/366 (to reflect the actual days in period).

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee was higher but close to its peer group average and the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable given the quality and nature of services provided.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees
4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Advisory Agreement Approval (unaudited) (cont'd)

for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2012, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 10.62%, net of fees. The Portfolio's Class I outperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the "Index"), which returned 5.16%.

Factors Affecting Performance

•  Aggressive central bank policy actions to support economic growth and provide stability led to a huge rally in risky assets so far in 2012. The European Central Bank's (ECB) longer-term refinancing operation announced at the end of 2011 was successful and helped improve investor sentiment significantly. As problems in Spain and Italy came to the forefront again this year, the ECB committed to providing unlimited support to the countries' bond markets by launching the Outright Monetary Transactions program. This program is subject to conditionality and would be triggered only if countries request for help.

•  Given the weaker-than-expected economic conditions in the U.S., the Federal Reserve Bank also enacted various easing policies during the course of the period. This included extending the timeline to keep the target federal funds rate on hold, buying longer-maturity Treasuries and selling short-term Treasuries to put downward pressure on longer-term interest rates, and another round of quantitative easing focused on mortgage purchases, until the unemployment rate falls to an acceptable level.

•  The labor market in the U.S. showed improvement but unemployment remained high. The unemployment rate fell to 7.8% from 9% a year ago. However, a large part of that decline was due to a drop in the labor participation rate. Economic growth in the U.S. remained sluggish as gross domestic product (GDP) growth in the first half of the year was under 2%.

•  After the sell-off in the second half of 2011, spread sectors had strong performance so far in 2012 (through September). Spreads on corporate debt have tightened significantly with the riskier sectors of the market posting the best performance. Spreads of high yield corporate debt tightened by 240 basis points while investment-grade corporate spreads narrowed by almost 85 basis points. The financials sector did very well with spreads tightening by about 150 basis points. Whilst the strong market rally has reduced the risk premium in the corporate credit market, we continue to believe that conditions could favor the asset class over the rest of the year.

•  Mortgage-backed securities (MBS) performed very well over the period. The latest round of quantitative easing led to a substantial tightening in yield spreads of lower-coupon, fixed-rate MBS. Despite historically low mortgage rates, refinancing activity has been slower than it has been in the past under similar rate incentives, as many borrowers are unable to refinance due to tighter underwriting standards. However, with further quantitative easing, the expectation is that there will be an increase in mortgage refinancing. The U.S. housing market has started showing signs of stabilization. After many months of continuous declines, the headline home price index has turned positive on a year-over-year basis.

•  Government bonds in major markets such as the U.S., Germany and the U.K. rallied significantly. The 10-year Treasury yield touched an all-time low of 1.43% in July. The decline in U.S. Treasury yields over the year was led by the intermediate part of the curve as 2-, 5-, 10- and 30-year rates fell by 2, 33, 29, and 9 basis points, respectively.

•  The Portfolio's positioning in the mortgage sector was one of the main drivers of outperformance. In particular, allocations to non-agency mortgages and agency mortgage derivatives through interest-only (IO) and inverse interest-only (IIO) securities contributed significantly to returns.

•  An overweight to the corporate sector, especially in financials and high yield securities, was the other main driver of performance as spreads tightened over the year.

•  An underweight in the agency sector detracted slightly from performance.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as corporate bond valuations relative to fundamentals have been attractive. We took advantage of the strong rally in financials this year to trim some of the overweight in the sector.

•  In terms of mortgage strategy, the Portfolio has had a position in IO and IIO securities. Prepayment speeds have been slow, which has been beneficial for this position. A number of factors, such as increased credit requirements and fees, have mitigated prepayments and presented hurdles for borrowers looking to refinance.

•  The Portfolio also had allocations to riskier segments of the market such as high-yield corporates, non-agency mortgages and convertible bonds. These sectors performed very well during the period and we have reduced exposures in some positions.

•  Given the current low yielding environment, being overweight spread product seems attractive as we believe the yield advantage could provide a large part of returns over the medium term.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

	Period Ended September 30, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	10.62%	3.37%	4.16%	7.73%
Barclays Capital U.S. Aggregate Index	5.16	6.53	5.32	7.97
Lipper Intermediate Investment Grade Debt Funds Index	8.52	6.55	5.46	—
Portfolio — Class P Shares w/o sales charges(5)	10.31	3.13	3.91	4.99
Barclays Capital U.S. Aggregate Index	5.16	6.53	5.32	6.23
Lipper Intermediate Investment Grade Debt Funds Index	8.52	6.55	5.46	5.97
Portfolio — Class H Shares w/o sales charges(6)	—	—	—	4.74
Portfolio — Class H Shares with maximum 3.50% sales charges(6)	—	—	—	1.05
Barclays Capital U.S. Aggregate Index	—	—	—	2.63
Lipper Intermediate Investment Grade Debt Funds Index	—	—	—	3.89
Portfolio — Class L Shares w/o sales charges(6)	—	—	—	4.59
Barclays Capital U.S. Aggregate Index	—	—	—	2.63
Lipper Intermediate Investment Grade Debt Funds Index	—	—	—	3.89

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for periods less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced operations on November 7, 1996.

(6)  Commenced operations on April 27, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	27.5%
Industrials	18.2
Other**	15.5
Finance	12.3
U.S. Treasury Securities	12.2
Short-Term Investments	8.9
Mortgages — Other	5.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $95,757,000 and net unrealized depreciation of approximately $15,000. Also, does not include open foreign currency exchange contracts with net unrealized appreciation of approximately $7,000 and open swap agreements with net unrealized depreciation of approximately $99,000.

8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (98.0%)
Agency Adjustable Rate Mortgages (0.8%)
Federal National Mortgage Association,
Conventional Pool
2.32%, 5/1/35	$1,737		$1,855
Agency Fixed Rate Mortgages (29.6%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
12.00%, 2/1/15	—	@	—	@
13.00%, 6/1/19	—	@	—	@
Gold Pools:
3.50%, 8/1/42	1,173		1,261
4.00%, 12/1/41	2,678		2,884
4.50%, 6/1/39 - 3/1/41	8,421		9,277
5.00%, 10/1/35	275		300
6.00%, 10/1/36 - 8/1/38	1,433		1,580
6.50%, 3/1/16 - 8/1/33	405		468
7.00%, 6/1/28 - 11/1/31	111		132
October TBA:
3.00%, 10/1/27 (a)	1,750		1,848
3.50%, 10/1/42 (a)	8,125		8,714
Federal National Mortgage Association,
Conventional Pools:
4.00%, 11/1/41 - 1/1/42	12,130		13,093
5.00%, 1/1/37 - 3/1/41	2,958		3,250
5.50%, 6/1/35 - 5/1/41	8,751		9,717
6.00%, 5/1/38	1,490		1,646
6.50%, 11/1/23 - 1/1/34	4,616		5,356
7.00%, 11/1/13 - 1/1/34	760		898
8.50%, 1/1/15	2		3
9.50%, 4/1/30	640		775
12.00%, 11/1/15	21		22
12.50%, 9/1/15	4		4
Government National Mortgage Association,
October TBA:
3.50%, 10/15/42 (a)	3,125		3,425
4.00%, 10/15/42 (a)	2,700		2,973
Various Pool
4.50%, 8/15/39	672		742
			68,368
Asset-Backed Securities (1.8%)
Contimortgage Home Equity Trust
8.10%, 8/15/25	41		41
CVS Pass-Through Trust
6.04%, 12/10/28	476		555
Mid-State Trust
8.33%, 4/1/30	30		31
Santander Drive Auto Receivables Trust
3.06%, 11/15/17	1,075		1,091
Textainer Marine Containers Ltd.
4.70%, 6/15/26 (b)	656		691
U-Haul S Fleet LLC
4.90%, 10/25/23 (b)	1,403		1,526
	Face Amount (000)	Value (000)
Westlake Automobile Receivables Trust
5.00%, 5/15/15 (b)	$215	$216
		4,151
Collateralized Mortgage Obligations — Agency Collateral Series (4.7%)
Federal Home Loan Mortgage Corporation,
IO
0.83%, 1/25/21 (c)	10,075	406
IO PAC REMIC
6.25%, 6/15/40 (c)	10,453	2,042
IO REMIC
5.83%, 4/15/39 (c)	3,322	803
IO STRIPS
7.50%, 12/1/29	84	21
8.00%, 1/1/28	144	33
PAC REMIC
9.50%, 4/15/20	1	1
Federal National Mortgage Association,
IO
6.17%, 9/25/20 (c)	5,188	1,336
IO PAC REMIC
8.00%, 9/18/27	374	82
IO REMIC
5.00%, 8/25/37	1,690	61
6.00%, 7/25/33	535	88
6.38%, 9/25/38 (c)	2,796	579
IO STRIPS
6.50%, 9/1/29 - 12/1/29	1,627	334
8.00%, 4/1/24	454	99
8.50%, 10/1/25	122	29
9.00%, 11/1/26	114	27
REMIC
7.00%, 9/25/32	771	912
9.14%, 10/25/41 (c)(d)	863	933
63.21%, 9/25/20 (c)(d)	8	17
Government National Mortgage Association,
IO
5.00%, 2/16/41	860	181
5.83%, 11/16/40 (c)	4,860	930
6.36%, 6/20/40 (c)	3,531	599
6.38%, 4/16/41 (c)	6,251	1,399
		10,912
Commercial Mortgage Backed Securities (1.4%)
Bear Stearns Commercial Mortgage Securities
5.47%, 1/12/45 (c)	1,526	1,783
DBUBS Mortgage Trust
5.63%, 7/10/44 (b)(c)	325	360
WF-RBS Commercial Mortgage Trust
3.43%, 6/15/45	966	1,045
		3,188
Corporate Bonds (33.9%)
Finance (13.2%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (b)	800	837

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Abbey National Treasury Services PLC,
MTN
3.88%, 11/10/14 (b)	$439	$448
Aegon N.V.
4.63%, 12/1/15 (e)	480	526
Affiliated Managers Group, Inc.
3.95%, 8/15/38	496	555
Alexandria Real Estate Equities, Inc.
4.60%, 4/1/22	400	428
Ally Financial, Inc.
5.50%, 2/15/17	350	366
American International Group, Inc.
6.40%, 12/15/20	375	457
AvalonBay Communities, Inc.
2.95%, 9/15/22	300	300
Banco Santander Brasil SA,
4.25%, 1/14/16 (b)	204	209
4.63%, 2/13/17 (b)(e)	325	336
Barclays Bank PLC
6.05%, 12/4/17 (b)	650	703
BNP Paribas SA
2.38%, 9/14/17	465	467
Brookfield Asset Management, Inc.
5.80%, 4/25/17 (e)	300	335
Capital One Bank, USA NA
8.80%, 7/15/19	305	403
Cigna Corp.,
2.75%, 11/15/16 (e)	335	354
5.38%, 2/15/42	45	51
Citigroup, Inc. (See Note G),
5.88%, 5/29/37	264	311
8.50%, 5/22/19	594	787
CNA Financial Corp.
5.75%, 8/15/21 (e)	315	367
Commonwealth Bank of Australia
1.90%, 9/18/17	485	487
Coventry Health Care, Inc.
5.45%, 6/15/21	540	633
Credit Agricole SA
3.00%, 10/1/17 (b)(f)	575	574
Credit Suisse
6.00%, 2/15/18 (e)	369	419
Discover Bank
7.00%, 4/15/20 (e)	575	694
DNB Bank ASA
3.20%, 4/3/17 (b)	685	716
Federal Realty Investment Trust
3.00%, 8/1/22	350	349
General Electric Capital Corp.,
Series G
6.00%, 8/7/19	694	845
	Face Amount (000)	Value (000)
Genworth Financial, Inc.
7.20%, 2/15/21	$625	$640
Goldman Sachs Group, Inc. (The)
5.75%, 1/24/22	1,030	1,189
Goodman Funding Pty Ltd.
6.38%, 4/15/21 (b)	850	935
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	645	731
HBOS PLC,
Series G
6.75%, 5/21/18 (b)(e)	813	829
HSBC Holdings PLC
4.00%, 3/30/22	650	699
ING Bank N.V.
3.75%, 3/7/17 (b)	600	633
ING US, Inc.
5.50%, 7/15/22 (b)	400	418
JPMorgan Chase & Co.,
4.50%, 1/24/22	225	250
4.63%, 5/10/21	380	425
JPMorgan Chase Bank NA
6.00%, 10/1/17	715	847
Mack-Cali Realty LP
4.50%, 4/18/22	400	429
Macquarie Bank Ltd.
6.63%, 4/7/21 (b)	490	525
Merrill Lynch & Co., Inc.,
MTN
6.88%, 4/25/18	908	1,089
MetLife, Inc.
7.72%, 2/15/19	285	372
Nationwide Building Society
6.25%, 2/25/20 (b)	645	741
Nationwide Financial Services
5.38%, 3/25/21 (b)	450	478
Nordea Bank AB
4.88%, 5/13/21 (b)	765	805
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17 (e)	791	871
QBE Capital Funding III Ltd.
7.25%, 5/24/41 (b)(c)	550	558
Royal Bank of Scotland Group PLC
2.55%, 9/18/15	495	501
Santander Holdings USA, Inc.,
3.00%, 9/24/15	105	106
4.63%, 4/19/16	250	262
Societe Generale SA
5.20%, 4/15/21 (b)(e)	455	489
Standard Chartered Bank
6.40%, 9/26/17 (b)	790	908
Swedbank AB
2.13%, 9/29/17 (b)(f)	460	459

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
US Bancorp
2.95%, 7/15/22	$510	$516
WEA Finance LLC/ WT Finance Aust Pty Ltd.
3.38%, 10/3/22 (b)(f)	325	324
WellPoint, Inc.
3.30%, 1/15/23	470	476
		30,462
Industrials (19.5%)
Alpha Natural Resources, Inc.
6.25%, 6/1/21 (e)	105	88
Altria Group, Inc.
2.85%, 8/9/22	360	360
America Movil SAB de CV
3.13%, 7/16/22	200	207
American Honda Finance Corp.
2.13%, 2/28/17 (b)	770	797
Amgen, Inc.
3.88%, 11/15/21	325	350
Anheuser-Busch InBev Worldwide, Inc.
5.38%, 1/15/20	425	529
Anixter, Inc.
5.63%, 5/1/19	510	535
ArcelorMittal
10.10%, 6/1/19	666	768
AT&T, Inc.,
5.35%, 9/1/40	150	181
6.30%, 1/15/38	500	659
BAA Funding Ltd.
4.88%, 7/15/21 (b)(e)	525	558
Ball Corp.
5.00%, 3/15/22 (e)	450	472
BE Aerospace, Inc.
5.25%, 4/1/22	450	469
Best Buy Co., Inc.
3.75%, 3/15/16 (e)	545	522
Bombardier, Inc.
7.75%, 3/15/20 (b)	575	663
Boston Scientific Corp.
6.00%, 1/15/20	480	571
BP Capital Markets PLC
3.25%, 5/6/22	600	636
Burlington Northern Santa Fe LLC
3.05%, 3/15/22	400	414
Canadian Oil Sands Ltd.
7.75%, 5/15/19 (b)	425	536
CenturyLink, Inc.
6.45%, 6/15/21	440	497
CF Industries, Inc.
6.88%, 5/1/18	475	579
Chrysler Group LLC/CG Co-Issuer, Inc.
8.00%, 6/15/19 (e)	560	596
	Face Amount (000)	Value (000)
Cimarex Energy Co.
5.88%, 5/1/22	$400	$424
Continental Resources, Inc.
7.13%, 4/1/21	575	650
Covidien International Finance SA
3.20%, 6/15/22	175	185
CRH America, Inc.
6.00%, 9/30/16	580	648
CSC Holdings LLC
6.75%, 11/15/21 (b)	470	521
Daimler Finance North America LLC
8.50%, 1/18/31	224	356
Darden Restaurants, Inc.
6.20%, 10/15/17	520	607
Deere & Co.
3.90%, 6/9/42	220	229
Delhaize Group SA
5.70%, 10/1/40	433	387
Diageo Capital PLC
1.50%, 5/11/17	325	331
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22	675	696
DISH DBS Corp.
5.88%, 7/15/22 (b)	625	644
EOG Resources, Inc.
2.63%, 3/15/23	450	456
Exide Technologies
8.63%, 2/1/18	219	191
Experian Finance PLC
2.38%, 6/15/17 (b)	635	645
Express Scripts Holding Co.,
2.65%, 2/15/17 (b)	485	509
3.90%, 2/15/22 (b)	190	207
Fiserv, Inc.
3.13%, 6/15/16	360	379
FMC Technologies, Inc.
3.45%, 10/1/22	235	239
FMG Resources August 2006 Pty Ltd.
6.38%, 2/1/16 (b)(e)	380	371
Ford Motor Credit Co. LLC
4.21%, 4/15/16	860	912
Gap, Inc. (The)
5.95%, 4/12/21	645	720
Georgia-Pacific LLC
8.88%, 5/15/31	280	415
Gilead Sciences, Inc.
4.50%, 4/1/21 (e)	485	557
Goldcorp, Inc.
2.00%, 8/1/14 (e)	335	406
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (b)	435	487
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	630	781

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
HCA, Inc.
5.88%, 3/15/22	$545	$593
Hewlett-Packard Co.
4.65%, 12/9/21	380	397
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (b)(e)	483	537
Home Depot, Inc.
5.88%, 12/16/36	293	387
Ingram Micro, Inc.
5.25%, 9/1/17	295	324
Intel Corp.
2.95%, 12/15/35	356	389
International Business Machines Corp.
1.88%, 5/15/19 (e)	650	675
International Game Technology
3.25%, 5/1/14	492	516
Kinross Gold Corp.
5.13%, 9/1/21 (e)	520	539
Lam Research Corp.
1.25%, 5/15/18 (e)	304	295
LyondellBasell Industries N.V.
5.00%, 4/15/19	475	507
MeadWestvaco Corp.
7.38%, 9/1/19 (e)	155	197
Micron Technology, Inc.
1.88%, 6/1/14	466	463
Microsoft Corp.
Zero Coupon, 6/15/13 (b)(e)	262	274
Molson Coors Brewing Co.
2.50%, 7/30/13	497	517
Murphy Oil Corp.
4.00%, 6/1/22	470	500
NBC Universal Media LLC,
2.88%, 1/15/23 (f)	250	250
5.95%, 4/1/41	400	492
News America, Inc.
6.15%, 2/15/41	400	500
Omnicom Group, Inc.
3.63%, 5/1/22	455	482
Philip Morris International, Inc.
2.50%, 8/22/22	495	497
Phillips 66
4.30%, 4/1/22 (b)	525	576
Pioneer Natural Resources Co.
7.50%, 1/15/20	375	468
SABMiller Holdings, Inc.
3.75%, 1/15/22 (b)	420	457
SBA Telecommunications, Inc.
8.25%, 8/15/19	565	634
Schlumberger Norge AS
1.25%, 8/1/17 (b)	300	299
	Face Amount (000)	Value (000)
Schneider Electric SA
2.95%, 9/27/22 (b)	$525	$530
Silgan Holdings, Inc.
5.00%, 4/1/20	750	788
Symantec Corp.,
Series B
1.00%, 6/15/13	488	531
Syngenta Finance N.V.
3.13%, 3/28/22	585	616
Telefonaktiebolaget LM Ericsson
4.13%, 5/15/22	300	310
Tesoro Corp.
5.38%, 10/1/22	220	227
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	525	570
Thermo Fisher Scientific, Inc.
3.15%, 1/15/23	485	502
Time Warner Cable, Inc.
4.50%, 9/15/42	205	205
Tronox Finance LLC
6.38%, 8/15/20 (b)	503	510
United Technologies Corp.
4.50%, 6/1/42	165	186
Verisk Analytics, Inc.
5.80%, 5/1/21	550	619
Volkswagen International Finance N.V.
2.38%, 3/22/17 (b)	550	572
Wal-Mart Stores, Inc.
5.25%, 9/1/35	290	361
Waste Management, Inc.
2.90%, 9/15/22	350	350
Watson Pharmaceuticals,
3.25%, 10/1/22	95	96
4.63%, 10/1/42	50	51
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	390	408
Westvaco Corp.
8.20%, 1/15/30	185	247
WPP Finance UK
8.00%, 9/15/14	664	746
Wyndham Worldwide Corp.
4.25%, 3/1/22	680	700
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.38%, 3/15/22 (b)(e)	350	357
		45,187
Utilities (1.2%)
Delmarva Power & Light Co.
4.00%, 6/1/42	475	501
Enterprise Products Operating LLC
5.20%, 9/1/20 (e)	635	749
Exelon Generation Co., LLC
6.25%, 10/1/39	445	517

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Utilities (cont'd)
Plains All American Pipeline LP/PAA Finance Corp.
6.70%, 5/15/36	$439	$563
PPL WEM Holdings PLC
3.90%, 5/1/16 (b)	375	395
		2,725
		78,374
Mortgages — Other (5.8%)
Banc of America Alternative Loan Trust,
5.86%, 10/25/36 (c)	1,132	863
5.91%, 10/25/36 (c)	1,974	1,503
6.00%, 4/25/36	705	725
Banc of America Funding Corp.
0.59%, 8/25/36 (c)	451	429
Chaseflex Trust
6.00%, 2/25/37	1,833	1,408
First Horizon Alternative Mortgage Securities
6.25%, 8/25/36	1,167	957
GS Mortgage Securities Corp.
7.50%, 9/25/36 (b)(c)	1,309	1,060
JP Morgan Mortgage Trust
6.00%, 6/25/37	688	668
Lehman Mortgage Trust,
5.50%, 11/25/35 - 2/25/36	2,538	2,514
6.50%, 9/25/37	2,391	1,983
WaMu Mortgage Pass-Through Certificates
1.13%, 7/25/46 (c)	1,922	1,422
		13,532
Municipal Bonds (1.4%)
City of Chicago, IL,
O'Hare International Airport Revenue
6.40%, 1/1/40	255	334
City of New York, NY,
Series G-1
5.97%, 3/1/36	270	355
Illinois State Toll Highway Authority,
Highway Revenue, Build America Bonds
6.18%, 1/1/34	477	614
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	283	334
6.66%, 4/1/57	320	373
New York City, NY,
Transitional Finance Authority Future Tax Secured Revenue
5.27%, 5/1/27	320	391
State of California,
General Obligation Bonds
5.95%, 4/1/16	830	944
		3,345
Sovereign (3.3%)
Banco Nacional de Desenvolvimento, Economico e Social
5.50%, 7/12/20 (b)	1,100	1,309
	Face Amount (000)	Value (000)
Brazilian Government International Bond
4.88%, 1/22/21 (e)	$800	$960
Eskom Holdings SOC Ltd.
5.75%, 1/26/21 (b)	1,000	1,145
KazMunayGas National Co.
6.38%, 4/9/21 (b)	1,100	1,326
Petroleos Mexicanos
4.88%, 1/24/22	1,000	1,132
Poland Government International Bond
5.00%, 3/23/22	400	465
Russian Foreign Bond - Eurobond
3.25%, 4/4/17 (b)	1,200	1,266
		7,603
U.S. Agency Securities (2.1%)
Federal Home Loan Mortgage Corporation,
3.75%, 3/27/19	3,500	4,085
6.75%, 3/15/31	470	737
		4,822
U.S. Treasury Securities (13.2%)
U.S. Treasury Bonds,
3.00%, 5/15/42 (e)	350	363
3.88%, 8/15/40	9,545	11,663
5.25%, 11/15/28	3,090	4,325
U.S. Treasury Notes,
0.88%, 4/30/17	10,600	10,752
1.75%, 7/31/15	3,200	3,330
		30,433
Total Fixed Income Securities (Cost $215,705)		226,583
	Shares
Short-Term Investments (13.6%)
Securities held as Collateral on Loaned Securities (4.1%)
Investment Company (3.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	7,053,625	7,054
	Face Amount (000)
Repurchase Agreements (1.1%)
Barclays Capital, Inc., (0.15%, dated 9/28/12, due 10/1/12; proceeds $747; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.75% due 6/30/17; valued at $761)	$747	747
Merrill Lynch & Co., Inc., (0.15%, dated 9/28/12, due 10/1/12; proceeds $275; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.75% due 5/15/22; valued at $281)	275	275

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch & Co., Inc., (0.22%, dated 9/28/12, due 10/1/12; proceeds $1,414; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 4.00% due 4/1/42; valued at $1,443)	$1,414	$1,414
		2,436
Total Securities held as Collateral on Loaned Securities (Cost $9,490)		9,490
	Shares
Investment Company (5.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $13,379)	13,379,171	13,379
	Face Amount (000)
U.S. Treasury Securities (3.7%)
U.S. Treasury Bills,
0.11%, 10/4/12 (e)(g)	$2,115	2,115
0.13%, 11/29/12 - 12/13/12 (e)(g)	6,500	6,499
		8,614
Total Short-Term Investments (Cost $31,482)		31,483
Total Investments (111.6%) (Cost $247,187) Including $9,308 of Securities Loaned (h)		258,066
Liabilities in Excess of Other Assets (-11.6%)		(26,896)
Net Assets (100.0%)		$231,170

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2012.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2012.

(e)  All or a portion of this security was on loan at September 30, 2012.

(f)  When-issued security.

(g)  Rate shown is the yield to maturity at September 30, 2012.

(h)  Securities are available for collateral in connection with purchase of when-issued securities, securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

@  Face Amount/Value is less than $500.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at September 30, 2012:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase	SEK	10,425	$1,586	10/31/12	USD	1,587	$1,587	$1
UBS AG	AUD	2,341	2,422	10/31/12	USD	2,437	2,437	15
UBS AG	USD	1,602	1,602	10/31/12	NOK	9,135	1,593	(9)
			$5,610				$5,617	$7

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2012:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	171	$37,711	Dec-12	$19
U.S. Treasury 5 yr. Note	292	36,393	Dec-12	109
Short:
U.S. Treasury 10 yr. Note	134	(17,887)	Dec-12	(92)
U.S. Treasury 30 yr. Bond	23	(3,436)	Dec-12	(38)
Ultra Long U.S. Treasury Bond	2	(330)	Dec-12	(13)
				$(15)

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2012:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Barclays Capital	3 Month LIBOR	Receive	0.81%	9/24/17		$4,730	$(11)
Credit Suisse	3 Month LIBOR	Receive	0.39	9/25/14		14,860	(10)
Credit Suisse	3 Month LIBOR	Receive	0.82	9/13/17		7,520	(22)
Deutsche Bank	3 Month LIBOR	Receive	0.82	7/24/17		12,735	(61)
Goldman Sachs	3 Month CDOR	Pay	1.75	8/1/16	CAD	25,600	50
Goldman Sachs	3 Month LIBOR	Receive	0.83	8/3/16		$25,080	(45)
							$(99)

CDOR  Canadian Dealer Offered Rate.

LIBOR  London Interbank Offered Rate.

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

NOK  —  Norwegian Krone

SEK  —  Swedish Krona

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $225,842)	$236,535
Investment in Securities of Affiliated Issuers, at Value (Cost $21,345)	21,531
Total Investments in Securities, at Value (Cost $247,187)	258,066
Foreign Currency, at Value (Cost $—@)	—	@
Cash	11
Receivable for Investments Sold	5,874
Interest Receivable	1,690
Receivable for Swap Agreement Termination	282
Receivable for Variation Margin	201
Receivable for Portfolio Shares Sold	156
Unrealized Appreciation on Swap Agreements	50
Receivable from Affiliates	25
Unrealized Appreciation on Foreign Currency Exchange Contracts	16
Other Assets	23
Total Assets	266,394
Liabilities:
Collateral on Securities Loaned, at Value	9,500
Payable for Investments Purchased	24,341
Payable for Portfolio Shares Redeemed	437
Due to Broker	252
Payable for Advisory Fees	226
Unrealized Depreciation on Swap Agreements	149
Payable for Sub Transfer Agency Fees	101
Payable for Trustees' Fees and Expenses	84
Payable for Professional Fees	43
Payable for Administration Fees	16
Payable for Custodian Fees	13
Unrealized Depreciation on Foreign Currency Exchange Contracts	9
Payable for Transfer Agent Fees	3
Payable for Shareholder Services Fees — Class P	1
Payable for Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	49
Total Liabilities	35,224
Net Assets	$231,170
Net Assets Consist Of:
Paid-in-Capital	$698,431
Undistributed Net Investment Income	6,309
Accumulated Net Realized Loss	(484,342)
Unrealized Appreciation (Depreciation) on:
Investments	10,693
Investments in Affiliates	186
Futures Contracts	(15)
Swap Agreements	(99)
Foreign Currency Exchange Contracts	7
Foreign Currency Translations	(—	@)
Net Assets	$231,170

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2012 (000)
CLASS I:
Net Assets	$227,331
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	21,686,329
Net Asset Value, Offering and Redemption Price Per Share	$10.48
CLASS P:
Net Assets	$3,673
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	349,823
Net Asset Value, Offering and Redemption Price Per Share	$10.50
CLASS H:
Net Assets	$36
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	3,470
Net Asset Value, Redemption Price Per Share	$10.50
Maximum Sales Load	3.50%
Maximum Sales Charge	$0.38
Maximum Offering Price Per Share	$10.88
CLASS L:
Net Assets	$130
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	12,389
Net Asset Value, Offering and Redemption Price Per Share	$10.49
(1) Including: Securities on Loan, at Value:	$9,308

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2012 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $2 Foreign Taxes Withheld)	$11,944
Interest from Securities of Affiliated Issuers	109
Income from Securities Loaned — Net	34
Dividends from Security of Affiliated Issuer	20
Total Investment Income	12,107
Expenses:
Advisory Fees (Note B)	1,009
Administration Fees (Note C)	215
Sub Transfer Agency Fees	142
Custodian Fees (Note F)	81
Professional Fees	80
Registration Fees	54
Pricing Fees	47
Transfer Agency Fees (Note E)	28
Shareholder Reporting Fees	18
Shareholder Services Fees — Class P (Note D)	10
Shareholder Services Fees — Class H (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Trustees' Fees and Expenses	9
Other Expenses	13
Total Expenses	1,706
Rebate from Morgan Stanley Affiliate (Note G)	(19)
Expense Offset (Note F)	(— @)
Net Expenses	1,687
Net Investment Income	10,420
Realized Gain (Loss):
Investments Sold	2,040
Investments in Affiliates	196
Foreign Currency Exchange Contracts	132
Foreign Currency Transactions	974
Futures Contracts	(106)
Swap Agreements	(791)
Net Realized Gain	2,445
Change in Unrealized Appreciation (Depreciation):
Investments	13,254
Investments in Affiliates	207
Foreign Currency Exchange Contracts	(5)
Foreign Currency Translations	(1)
Futures Contracts	51
Swap Agreements	370
Net Change in Unrealized Appreciation (Depreciation)	13,876
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	16,321
Net Increase in Net Assets Resulting from Operations	$26,741

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2012 (000)		Year Ended September 30, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10,420		$14,267
Net Realized Gain	2,445		20,947
Net Change in Unrealized Appreciation (Depreciation)	13,876		(23,167)
Net Increase in Net Assets Resulting from Operations	26,741		12,047
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(12,432)		(15,254)
Investment Class:
Net Investment Income	—		(898)*
Class P:
Net Investment Income	(181)		(206)
Class H:
Net Investment Income	(—	@)**	—
Class L:
Net Investment Income	(—	@)**	—
Total Distributions	(12,613)		(16,358)
Capital Share Transactions:(1)
Class I:
Subscribed	26,881		42,742
Distributions Reinvested	12,404		15,228
Conversion from Investment Class	—		94
Redeemed	(121,093)		(193,906)
Investment Class:
Conversion to Class I	—		(94)
Redeemed	—		(92,182)*
Class P:
Subscribed	1,208		1,120
Distributions Reinvested	181		206
Redeemed	(2,580)		(2,394)
Class H:
Subscribed	35	**	—
Distributions Reinvested	—	@**	—
Class L:
Subscribed	135	**	—
Distributions Reinvested	—	@**	—
Redeemed	(9	)**	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(82,838)		(229,186)
Total Decrease in Net Assets	(68,710)		(233,497)
Net Assets:
Beginning of Period	299,880		533,377
End of Period (Including Undistributed Net Investment Income of $6,309 and $6,415)	$231,170		$299,880

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2012 (000)		Year Ended September 30, 2011 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,670		4,346
Shares Issued on Distributions Reinvested	1,248		1,559
Conversion from Investment Class	—		10
Shares Redeemed	(11,980)		(19,801)
Net Decrease in Class I Shares Outstanding	(8,062)		(13,886)
Investment Class:
Conversion to Class I	—		(9)
Shares Redeemed	—		(9,331)*
Net Decrease in Investment Class Shares Outstanding	—		(9,340)
Class P:
Shares Subscribed	118		114
Shares Issued on Distributions Reinvested	18		21
Shares Redeemed	(255)		(242)
Net Decrease in Class P Shares Outstanding	(119)		(107)
Class H:
Shares Subscribed	3	**	—
Shares Issued on Distributions Reinvested	—	@@**	—
Net Increase in Class H Shares Outstanding	3		—
Class L:
Shares Subscribed	13	**	—
Shares Issued on Distributions Reinvested	—	@@**	—
Shares Redeemed	(1	)**	—
Net Increase in Class L Shares Outstanding	12		—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period October 1, 2010 through March 14, 2011.

**  For the period April 27, 2012 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$9.92	$9.96		$9.41		$9.41		$11.40
Income (Loss) from Investment Operations:
Net Investment Income†	0.39	0.38		0.34		0.41		0.66
Net Realized and Unrealized Gain (Loss)	0.63	(0.02)		0.57		0.27		(2.10)
Total from Investment Operations	1.02	0.36		0.91		0.68		(1.44)
Distributions from and/or in Excess of:
Net Investment Income	(0.46)	(0.40)		(0.36)		(0.68)		(0.55)
Redemption Fees	—	—		—		0.00	‡	0.00 ‡
Net Asset Value, End of Period	$10.48	$9.92		$9.96		$9.41		$9.41
Total Return++	10.62%	3.74%		10.02%		7.56%		(13.07)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$227,331	$295,226		$434,657		$797,788		$1,210,286
Ratio of Expenses to Average Net Assets (1)	0.62%+	0.66	%+††	0.51	%+††	0.49	%+	0.45%+
Ratio of Net Investment Income to Average Net Assets (1)	3.88%+	3.88	%+††	3.53	%+††	4.56	%+	6.13%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.01%		0.00	%§	0.01%
Portfolio Turnover Rate	189%	225%		270%		402%		320%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A		N/A		0.50	%+	0.45%+
Net Investment Income to Average Net Assets	N/A	N/A		N/A		4.55	%+	6.13%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Core Plus Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$9.94	$9.97		$9.40		$9.40		$11.38
Income (Loss) from Investment Operations:
Net Investment Income†	0.37	0.36		0.31		0.41		0.63
Net Realized and Unrealized Gain (Loss)	0.62	(0.02)		0.57		0.24		(2.09)
Total from Investment Operations	0.99	0.34		0.88		0.65		(1.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.43)	(0.37)		(0.31)		(0.65)		(0.52)
Redemption Fees	—	—		—		0.00	‡	0.00 ‡
Net Asset Value, End of Period	$10.50	$9.94		$9.97		$9.40		$9.40
Total Return++	10.31%	3.57%		9.73%		7.26%		(13.23)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,673	$4,654		$5,732		$6,442		$97,823
Ratio of Expenses to Average Net Assets (1)	0.87%+	0.91	%+††	0.76	%+††	0.73	%+	0.70%+
Ratio of Net Investment Income to Average Net Assets (1)	3.63%+	3.63	%+††	3.28	%+††	4.56	%+	5.87%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.01%		0.00	%§	0.01%
Portfolio Turnover Rate	189%	225%		270%		402%		320%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A		N/A		N/A		0.70%+
Net Investment Income to Average Net Assets	N/A	N/A		N/A		N/A		5.87%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Core Plus Fixed Income Portfolio

	Class H
Selected Per Share Data and Ratios	Period from April 27, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$10.14
Income from Investment Operations:
Net Investment Income†	0.13
Net Realized and Unrealized Gain	0.35
Total from Investment Operations	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.12)
Net Asset Value, End of Period	$10.50
Total Return++	4.74	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$36
Ratio of Expenses to Average Net Assets	0.90	%+*
Ratio of Net Investment Income to Average Net Assets	3.02	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	189	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Core Plus Fixed Income Portfolio

	Class L
Selected Per Share Data and Ratios	Period from April 27, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$10.14
Income from Investment Operations:
Net Investment Income†	0.11
Net Realized and Unrealized Gain	0.35
Total from Investment Operations	0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.11)
Net Asset Value, End of Period	$10.49
Total Return++	4.59	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$130
Ratio of Expenses to Average Net Assets	1.16	%+*
Ratio of Net Investment Income to Average Net Assets	2.60	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	189	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees (the "Trustees") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Trustees. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the last reported bid and asked prices obtained from reputable brokers.

Under procedures approved by the Trustees, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$1,855	$—	$1,855
Agency Fixed Rate Mortgages	—	68,368	—	68,368
Asset-Backed Securities	—	4,151	—	4,151
Collateralized Mortgage Obligations — Agency Collateral Series	—	10,912	—	10,912
Commercial Mortgage Backed Securities	—	3,188	—	3,188
Corporate Bonds	—	78,374	—	78,374
Mortgages — Other	—	13,532	—	13,532
Municipal Bonds	—	3,345	—	3,345
Sovereign	—	7,603	—	7,603
U.S. Agency Securities	—	4,822	—	4,822
U.S. Treasury Securities	—	30,433	—	30,433
Total Fixed Income Securities	—	226,583	—	226,583
Short-Term Investments
Investment Company	20,433	—	—	20,433
Repurchase Agreements	—	2,436	—	2,436
U.S. Treasury Securities	—	8,614	—	8,614
Total Short-Term Investments	20,433	11,050	—	31,483
Foreign Currency Exchange Contracts	—	16	—	16
Futures Contracts	128	—	—	128
Interest Rate Swap Agreements	—	50	—	50
Total Assets	20,561	237,699	—	258,260
Liabilities:
Foreign Currency Exchange Contracts	—	(9)	—	(9)
Futures Contracts	(143)	—	—	(143)
Interest Rate Swap Agreements	—	(149)	—	(149)
Total Liabilities	(143)	(158)	—	(301)
Total	$20,418	$237,541	$—	$257,959

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2012, the Portfolio did not have any investments transfer between investment levels.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps: An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of FASB ASC 210 "Balance Sheet" ("ASC 210"). Offsetting of Amounts Related to Certain Contracts, an interpretation of ASC 210-20, are included within "Unrealized Appreciation (Depreciation) on Swap Agreements" in the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements in the Statement of Operations.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2012.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)	Swap Agreements (000)
Assets:
Currency Risk	Receivables	$16	$—	$—
Interest Rate Risk	Receivables	—	128	50
Total Receivables		$16	$128	$50
Liabilities:
Currency Risk	Payables	$9	$—	$—
Interest Rate Risk	Payables	—	143	149
Total Payables		$9	$143	$149

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$132
Interest Rate Risk	Futures Contracts	(106)
Interest Rate Risk	Swap Agreements	(791)
Total		$(765)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(5)
Interest Rate Risk	Futures Contracts	51
Interest Rate Risk	Swap Agreements	370
Total		$416

For the year ended September 30, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $11,394,000, the average monthly original value of futures contracts was approximately $73,870,000 and the average monthly notional amount of swap agreements was approximately $184,826,000.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at September 30, 2012 were approximately $9,308,000 and $9,500,000, respectively. The Portfolio received cash collateral of approximately $9,500,000, of which, approximately $9,490,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At September 30, 2012, there was uninvested cash collateral of approximately $10,000, which is not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

6.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.300%

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Adminis-

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

trator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $89,967,000 and $154,165,000, respectively. For the year ended September 30, 2012, purchases and sales of long-term U.S. Government securities were approximately $400,137,000 and $405,258,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2012, advisory fees paid were reduced by approximately $19,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2012 is as follows:

Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2012 (000)
$17,246	$204,992	$201,805	$20	$20,433

For the year ended September 30, 2012, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Interest Income (000)	Value September 30, 2012 (000)
$3,518	$—	$2,813	$196	$109	$1,098

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:	2011 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$12,613	$16,358

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at September 30, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$2,087	$(2,087)	—

At September 30, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,327	—

At September 30, 2012, the aggregate cost for federal income tax purposes is approximately $247,201,000. The aggregate gross unrealized appreciation is approximately $14,595,000 and the aggregate gross unrealized depreciation is approximately $3,730,000 resulting in net unrealized appreciation of approximately $10,865,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At September 30, 2012, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$6,102	September 30, 2014
15,680	September 30, 2015
5,336	September 30, 2016
254,264	September 30, 2017
201,462	September 30, 2018

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,032,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended September 30, 2012, the Portfolio deferred to October 1, 2012 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
—	$820

I. Other (unaudited): At September 30, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 43.1%, 26.3% and 71.6%, for Class I, Class P and Class H shares, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.
33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio of Morgan Stanley Institutional Fund Trust at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 27, 2012

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				102

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Director of various business organizations.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.?

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Fund which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

42

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2012 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCPFIANN
IU12-02340P-Y09/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund Trust

Corporate Bond Portfolio
(formerly Investment Grade Fixed Income Portfolio)

Annual
Report

September 30, 2012

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	30
U.S. Privacy Policy	31
Trustee and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Corporate Bond Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

October 2012

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Expense Example (unaudited)

Corporate Bond Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder servicing fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the hypothetical account values and hypothetical expenses are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/12	Actual Ending Account Value 9/30/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Corporate Bond Portfolio Class I	$1,000.00	$1,066.10	$1,018.50	$6.71	$6.56	1.30%
Corporate Bond Portfolio Class P	1,000.00	1,064.50	1,017.75	7.48	7.31	1.45
Corporate Bond Portfolio Class H	1,000.00	1,063.80	1,017.25	8.00	7.82	1.55
Corporate Bond Portfolio Class L	1,000.00	1,063.40	1,016.00	9.29	9.07	1.80

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-year period but below its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were higher than its peer group average. After discussion, the Board concluded that (i) the Portfolio's performance was acceptable; and (ii) the Portfolio's management fee and total expense ratio were acceptable given the quality and nature of services provided.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Advisory Agreement Approval (unaudited) (cont'd)

purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited)

Corporate Bond Portfolio

Performance

For the fiscal year ended September 30, 2012, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 10.94%, net of fees. The Portfolio's Class I outperformed against its benchmark the Barclays Capital U.S. Corporate Index (the "Index"), which returned 10.76% and the Barclays Capital U.S. Aggregate Index, which returned 5.16%.

Factors Affecting Performance

•  Driven primarily by stabilization of the European sovereign crisis, corporate credit markets performed strongly for the year ending September 30, 2012. Following a brief bout of volatility early in the period, the period can be characterized as a triumph of falling risk premiums over weak fundamentals, as risky assets rallied in the face of lackluster global economic data. Most importantly for corporate credit spreads, coordinated unorthodox central bank actions served to reduce the "tail risks" that had previously been priced into the markets. The most notable announcement was the Outright Monetary Transactions (OMT) program of the European Central Bank (ECB). This was believed to dramatically reduce the likelihood of a disorderly default by periphery governments. While this program was announced late in the period, such involvement was anticipated by the market and was a major contributor to the decline in risk premiums.

•  Much of the rally in asset prices occurred in spite of weaker growth prospects. The level of global growth remained subdued throughout the period and forward-looking indicators have been mixed as well. Economic data remains constrained by serious fiscal headwinds in Europe, an engineered slowdown in China and a looming "fiscal cliff" in the United States.

•  Despite these headwinds to growth, central banks have succeeded in boosting asset prices, which should continue to feed through to improved economic conditions in the months ahead. This is not to say recession risk has been eliminated; however, central bankers will continue to work hard to avoid that outcome. We continue to believe that central banks will succeed and prevent any further significant slowdown with the caveat that fiscal agents do not do anything too outlandish (such as letting the U.S. fall off the "fiscal cliff" next year).

•  The Portfolio's allocation to financial sector credits (both in the U.S. and Europe) contributed meaningfully to returns as spreads in the sector narrowed significantly. The Portfolio's opportunistic allocations to below investment grade bonds also contributed positively to performance.

•  The Portfolio's opportunistic allocations to below investment grade bonds also contributed positively to performance.

•  However, the Portfolio's underweight to select investment grade, non-financial corporate bonds detracted from performance, as their spreads also narrowed relative to Treasuries.

Management Strategies

•  Heading into the new fiscal year, the Portfolio remains positioned with an overweight credit position. Within this position, overweights are focused on financials, BBB-rated industrials and selected below investment grade corporates.

•  While uncertainty remains — especially with regard to global economic growth and the European sovereign debt crisis outlook — we believe the fundamentals supporting both the financials and non-financials sectors remain supportive. Financials continue to de-lever and non-financials' balance sheets remain robust, in our opinion, despite slowing earnings growth.

•  We believe the technicals supporting the market remain healthy as well. Demand for yield remains strong while deleveraging and the European Central Bank's long-term refinancing operation (LTRO) program have reduced supply.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Corporate Index(1), the Barclays Capital U.S. Aggregate Index(2) and the Lipper Corporate Debt Funds BBB-Rated Index(3)

	Period Ended September 30, 2012 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class I Shares w/o sales charges(5)	10.94%	4.08%	4.26%	6.76%
Barclays Capital U.S. Corporate Index	10.76	8.06	6.56	7.75
Barclays Capital U.S. Aggregate Index	5.16	6.53	5.32	7.05
Lipper Corporate Debt Funds BBB-Rated Index	10.77	7.30	6.56	7.26
Portfolio — Class P Shares w/o sales charges(6)	10.69	3.94	4.10	4.39
Barclays Capital U.S. Corporate Index	10.76	8.06	6.56	6.90
Barclays Capital U.S. Aggregate Index	5.16	6.53	5.32	5.76
Lipper Corporate Debt Funds BBB-Rated Index	10.77	7.30	6.56	6.63
Portfolio — Class H Shares w/o sales charges(7)	10.55	—	—	3.15
Portfolio — Class H Shares with maximum 3.50% sales charges(7)	6.70	—	—	2.38
Barclays Capital U.S. Corporate Index	10.76	—	—	7.86
Barclays Capital U.S. Aggregate Index	5.16	—	—	6.09
Lipper Corporate Debt Funds BBB-Rated Index	10.77	—	—	7.16
Portfolio — Class L Shares w/o sales charges(8)	10.38	—	—	5.54
Barclays Capital U.S. Corporate Index	10.76	—	—	9.28
Barclays Capital U.S. Aggregate Index	5.16	—	—	6.93
Lipper Corporate Debt Funds BBB-Rated Index	10.77	—	—	8.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for periods less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital U.S. Corporate Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market. It is not possible to invest directly in an index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. The Portfolio's primary benchmark was changed in December 2011 from the

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

Barclays Capital U.S. Aggregate Bond Index because the Adviser believes the Barclays Capital U.S. Corporate Index is a more appropriate benchmark for the Portfolio.

(2)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Corporate Debt Funds BBB-Rated classification.

(4)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(5)  Commenced operations on August 31, 1990.

(6)  Commenced operations on May 20, 2002.

(7)  Commenced operations on January 2, 2008.

(8)  Commenced operations on June 16, 2008.

(9)  For comparative purposes, average annual listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Classification	Percentage of Total Investments
Industrials	49.1%
Finance	36.3
Utilities	8.5
Short-Term Investments	5.7
Other**	0.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $30,907,000 and net unrealized depreciation of approximately $43,000 and open swap agreements with total unrealized depreciation of approximately $90,000.

8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (94.8%)
Asset-Backed Security (0.4%)
CVS Pass-Through Trust
8.35%, 7/10/31 (a)	$141	$192
Collateralized Mortgage Obligation — Agency Collateral Series (0.0%)
Federal Home Loan Mortgage Corporation,
IO STRIPS
8.00%, 1/1/28	28	6
Corporate Bonds (94.4%)
Finance (36.5%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (a)	195	204
Abbey National Treasury Services PLC,
MTN
3.88%, 11/10/14 (a)	146	149
ABN Amro Bank N.V.
4.25%, 2/2/17 (a)	210	226
Alexandria Real Estate Equities, Inc.
4.60%, 4/1/22	150	160
Ally Financial, Inc.
5.50%, 2/15/17	175	183
American Express Co.
8.13%, 5/20/19	100	135
American Financial Group, Inc.
9.88%, 6/15/19	225	283
American International Group, Inc.
6.40%, 12/15/20	345	421
AvalonBay Communities, Inc.
2.95%, 9/15/22	100	100
Bank of America Corp.
5.63%, 7/1/20	665	759
Barclays Bank PLC
6.05%, 12/4/17 (a)	515	557
BBVA Bancomer SA
6.50%, 3/10/21 (a)	150	165
Bear Stearns Cos. LLC (The)
5.55%, 1/22/17	200	228
Berkshire Hathaway, Inc.
3.75%, 8/15/21 (b)	265	291
BNP Paribas SA
5.00%, 1/15/21 (b)	170	188
Boston Properties LP,
3.85%, 2/1/23	150	158
5.88%, 10/15/19	30	36
Brookfield Asset Management, Inc.
5.80%, 4/25/17	70	78
Capital One Bank, USA NA
8.80%, 7/15/19	285	377
Capital One Capital VI
8.88%, 5/15/40	150	153
Cigna Corp.
5.38%, 2/15/42	120	135
	Face Amount (000)	Value (000)
Citigroup, Inc. (See Note G),
4.45%, 1/10/17	$125	$137
6.13%, 11/21/17 - 5/15/18	557	657
8.50%, 5/22/19	65	86
CNA Financial Corp.
5.75%, 8/15/21	250	291
Commonwealth Bank of Australia
1.90%, 9/18/17	250	251
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect
3.88%, 2/8/22	260	276
Credit Agricole SA
3.00%, 10/1/17 (a)(c)	250	249
Credit Suisse,
5.40%, 1/14/20	295	323
6.00%, 2/15/18	61	69
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (a)	225	236
DNB Bank ASA
3.20%, 4/3/17 (a)	255	267
Farmers Exchange Capital
7.05%, 7/15/28 (a)	215	262
Federal Realty Investment Trust
3.00%, 8/1/22	125	125
General Electric Capital Corp.,
3.15%, 9/7/22	300	302
5.30%, 2/11/21	120	138
Series G
6.00%, 8/7/19	666	811
Goldman Sachs Group, Inc. (The),
5.75%, 1/24/22	360	415
6.15%, 4/1/18	840	982
6.75%, 10/1/37	50	54
Goodman Funding Pty Ltd.
6.38%, 4/15/21 (a)	250	275
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	275	312
HBOS PLC,
Series G
6.75%, 5/21/18 (a)(b)	357	364
HCP, Inc.
5.63%, 5/1/17	95	108
HSBC Finance Corp.
6.68%, 1/15/21	135	157
HSBC Holdings PLC,
4.00%, 3/30/22	200	215
4.88%, 1/14/22 (b)	100	115
6.50%, 5/2/36	100	118
ING US, Inc.
5.50%, 7/15/22 (a)	150	157
JPMorgan Chase & Co.,
4.50%, 1/24/22	380	422
4.63%, 5/10/21	260	291

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Mack-Cali Realty LP
4.50%, 4/18/22	$125	$134
Macquarie Group Ltd.
6.00%, 1/14/20 (a)(b)	215	231
Merrill Lynch & Co., Inc.,
MTN
6.88%, 4/25/18	217	260
MetLife, Inc.
7.72%, 2/15/19	70	91
National Australia Bank Ltd.
2.75%, 3/9/17	250	262
Nationwide Building Society
6.25%, 2/25/20 (a)	260	299
Nationwide Financial Services
5.38%, 3/25/21 (a)	175	186
Nordea Bank AB
4.88%, 5/13/21 (a)	200	210
Pacific LifeCorp
6.00%, 2/10/20 (a)	150	167
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17	234	258
PNC Funding Corp.
5.13%, 2/8/20	110	131
Protective Life Corp.
7.38%, 10/15/19	175	209
Prudential Financial, Inc.
7.38%, 6/15/19	200	253
Royal Bank of Scotland Group PLC
2.55%, 9/18/15	205	208
Santander Holdings USA, Inc.,
3.00%, 9/24/15	55	56
4.63%, 4/19/16	55	58
Santander US Debt SAU
3.72%, 1/20/15 (a)	200	199
SLM Corp.,
MTN
8.00%, 3/25/20	90	104
Societe Generale SA
5.20%, 4/15/21 (a)(b)	200	215
Standard Chartered Bank
6.40%, 9/26/17 (a)	200	230
Swedbank AB
2.13%, 9/29/17 (a)(c)	200	200
US Bancorp
2.95%, 7/15/22	165	167
WEA Finance LLC/WT Finance Aust Pty Ltd.
3.38%, 10/3/22 (a)(c)	125	125
WellPoint, Inc.
3.30%, 1/15/23	188	191
		17,895
	Face Amount (000)	Value (000)
Industrials (49.4%)
ABB Treasury Center USA, Inc.
4.00%, 6/15/21 (a)	$50	$56
Agilent Technologies, Inc.
5.50%, 9/14/15	126	142
Altria Group, Inc.
2.85%, 8/9/22	315	315
America Movil SAB de CV
3.13%, 7/16/22	200	207
Amgen, Inc.
3.88%, 11/15/21	430	463
Anixter, Inc.
5.63%, 5/1/19	135	142
ArcelorMittal
10.10%, 6/1/19 (b)	209	241
AstraZeneca PLC
6.45%, 9/15/37	125	172
AT&T, Inc.,
5.55%, 8/15/41	250	312
6.30%, 1/15/38	275	362
BAA Funding Ltd.
4.88%, 7/15/21 (a)	190	202
Ball Corp.
5.00%, 3/15/22	175	184
Barrick Gold Corp.
3.85%, 4/1/22	105	110
Barrick North America Finance LLC
4.40%, 5/30/21	145	158
Bemis Co., Inc.
4.50%, 10/15/21	230	253
Best Buy Co., Inc.
3.75%, 3/15/16 (b)	220	211
Boeing Capital Corp.
2.13%, 8/15/16	175	184
Boston Scientific Corp.
6.00%, 1/15/20	105	125
BP Capital Markets PLC
3.25%, 5/6/22	275	292
Burlington Northern Santa Fe LLC,
3.05%, 3/15/22	150	155
5.65%, 5/1/17	130	156
Canadian Natural Resources Ltd.
6.25%, 3/15/38	150	197
Canadian Oil Sands Ltd.,
6.00%, 4/1/42 (a)	50	58
7.75%, 5/15/19 (a)	175	221
Caterpillar, Inc.
3.90%, 5/27/21 (b)	130	148
CenturyLink, Inc.
6.45%, 6/15/21	180	203
CF Industries, Inc.
6.88%, 5/1/18	200	244

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Cimarex Energy Co.
5.88%, 5/1/22	$75	$79
Cisco Systems, Inc.
3.15%, 3/14/17	300	329
Comcast Corp.
6.40%, 5/15/38	100	128
Continental Resources, Inc.
5.00%, 9/15/22	175	183
Corning, Inc.
4.75%, 3/15/42	160	174
Covidien International Finance SA
3.20%, 6/15/22 (b)	55	58
CRH America, Inc.
6.00%, 9/30/16	400	447
Daimler Finance North America LLC
8.50%, 1/18/31	161	256
Darden Restaurants, Inc.
6.20%, 10/15/17	235	274
Deere & Co.
3.90%, 6/9/42	60	62
Delhaize Group SA
5.70%, 10/1/40	125	112
Deutsche Telekom International Finance BV
8.75%, 6/15/30	100	151
Diageo Investment Corp.
2.88%, 5/11/22	125	131
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22	355	366
Discovery Communications LLC
3.30%, 5/15/22	125	130
DISH DBS Corp.
4.63%, 7/15/17 (a)(b)	120	123
Dr. Pepper Snapple Group, Inc.
7.45%, 5/1/38	100	149
EOG Resources, Inc.
2.63%, 3/15/23 (b)	150	152
Experian Finance PLC
2.38%, 6/15/17 (a)	210	213
Express Scripts Holding Co.,
2.65%, 2/15/17 (a)	225	236
3.90%, 2/15/22 (a)	65	71
Fiserv, Inc.
3.13%, 6/15/16	190	200
FMC Technologies, Inc.
3.45%, 10/1/22	105	107
Ford Motor Credit Co. LLC,
4.21%, 4/15/16	200	212
5.88%, 8/2/21 (b)	200	227
Gap, Inc. (The)
5.95%, 4/12/21	185	206
Georgia-Pacific LLC,
5.40%, 11/1/20 (a)(b)	95	112
8.88%, 5/15/31	75	111
	Face Amount (000)	Value (000)
Gilead Sciences, Inc.
4.50%, 4/1/21 (b)	$140	$161
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (a)	225	252
Halliburton Co.
4.50%, 11/15/41	175	198
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (a)	245	304
HCA, Inc.
5.88%, 3/15/22	175	191
Hess Corp.
6.00%, 1/15/40	125	152
Hewlett-Packard Co.,
2.60%, 9/15/17 (b)	80	80
4.65%, 12/9/21	285	298
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (a)(b)	182	202
Home Depot, Inc.
5.88%, 12/16/36	159	210
Incitec Pivot Ltd.
4.00%, 12/7/15 (a)	160	166
International Business Machines Corp.
1.25%, 2/6/17	200	204
Inversiones CMPC SA
4.50%, 4/25/22 (a)(b)	150	157
Kinross Gold Corp.
5.13%, 9/1/21 (b)	180	187
Koninklijke Philips Electronics N.V.
3.75%, 3/15/22 (b)	300	325
Kraft Foods Group, Inc.
6.88%, 1/26/39 (a)	225	308
Kroger Co. (The)
6.90%, 4/15/38	80	101
Lubrizol Corp.
8.88%, 2/1/19	165	234
LyondellBasell Industries N.V.
5.00%, 4/15/19	200	213
Macy's Retail Holdings, Inc.
3.88%, 1/15/22 (b)	100	108
Marathon Petroleum Corp.,
5.13%, 3/1/21	195	225
6.50%, 3/1/41	44	54
McDonald's Corp.
2.63%, 1/15/22	250	264
MeadWestvaco Corp.
7.38%, 9/1/19 (b)	120	152
Murphy Oil Corp.
4.00%, 6/1/22	225	239
NBC Universal Media LLC,
2.88%, 1/15/23 (c)	300	301
5.95%, 4/1/41	125	154
News America, Inc.
6.15%, 2/15/41	100	125

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Odebrecht Finance Ltd.
6.00%, 4/5/23 (a)	$200	$223
Omnicom Group, Inc.
3.63%, 5/1/22	145	153
PepsiCo, Inc.
2.75%, 3/5/22 (b)	275	286
Petro-Canada
6.80%, 5/15/38	130	178
Philip Morris International, Inc.
4.50%, 3/20/42 (b)	150	166
Phillips 66
4.30%, 4/1/22 (a)	300	329
Pioneer Natural Resources Co.
3.95%, 7/15/22	175	186
SABMiller Holdings, Inc.
3.75%, 1/15/22 (a)	200	218
Sanofi
4.00%, 3/29/21 (b)	150	172
Schneider Electric SA
2.95%, 9/27/22 (a)	225	227
Sinopec Group Overseas Development 2012 Ltd.
2.75%, 5/17/17 (a)(d)	200	208
Sonoco Products Co.
5.75%, 11/1/40	150	175
Stryker Corp.
2.00%, 9/30/16	325	339
Syngenta Finance N.V.
4.38%, 3/28/42	75	82
Teck Resources Ltd.
6.25%, 7/15/41 (b)	90	98
Telecom Italia Capital SA
7.18%, 6/18/19 (b)	209	231
Telefonaktiebolaget LM Ericsson
4.13%, 5/15/22	100	103
Telefonica Europe BV
8.25%, 9/15/30	184	196
Tesoro Corp.
5.38%, 10/1/22	45	46
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	250	272
Thermo Fisher Scientific, Inc.
3.15%, 1/15/23	250	259
Time Warner Cable, Inc.,
4.50%, 9/15/42	130	130
6.75%, 6/15/39	80	105
Time Warner, Inc.
7.70%, 5/1/32	291	410
Total Capital International SA
2.88%, 2/17/22	175	182
Tronox Finance LLC
6.38%, 8/15/20 (a)	124	126
Union Pacific Corp.
4.30%, 6/15/42	200	214
	Face Amount (000)	Value (000)
United Technologies Corp.
4.50%, 6/1/42	$135	$152
URS Corp.
3.85%, 4/1/17 (a)	300	302
Valero Energy Corp.
6.13%, 2/1/20 (b)	150	182
Verisk Analytics, Inc.
5.80%, 5/1/21	185	208
Verizon Communications, Inc.,
6.35%, 4/1/19 (b)	125	160
8.95%, 3/1/39 (b)	150	262
VF Corp.
3.50%, 9/1/21	120	129
Volkswagen International Finance N.V.
2.38%, 3/22/17 (a)	160	166
Waste Management, Inc.
6.13%, 11/30/39	100	126
Watson Pharmaceuticals,
3.25%, 10/1/22	50	51
4.63%, 10/1/42	30	31
Weatherford International Ltd.
4.50%, 4/15/22 (b)	150	157
Wesfarmers Ltd.
2.98%, 5/18/16 (a)	100	105
Woolworths Ltd.
4.00%, 9/22/20 (a)	140	151
WPP Finance UK
8.00%, 9/15/14	136	153
Wyndham Worldwide Corp.
4.25%, 3/1/22	255	263
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.38%, 3/15/22 (a)(b)	115	117
Yum! Brands, Inc.
6.88%, 11/15/37	89	122
		24,228
Utilities (8.5%)
Appalachian Power Co.
7.00%, 4/1/38	150	210
Boston Gas Co.
4.49%, 2/15/42 (a)	125	138
Consolidated Edison Co. of New York, Inc.
6.65%, 4/1/19	190	246
Duke Energy Carolinas LLC
1.75%, 12/15/16 (b)	320	331
Enel Finance International N.V.
5.13%, 10/7/19 (a)(b)	200	208
Enterprise Products Operating LLC,
5.25%, 1/31/20	25	29
Series N
6.50%, 1/31/19	404	502
Exelon Generation Co., LLC
6.25%, 10/1/39	145	168

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Utilities (cont'd)
FirstEnergy Solutions Corp.,
6.05%, 8/15/21	$96	$108
6.80%, 8/15/39	125	138
Iberdrola Finance Ireland Ltd.
5.00%, 9/11/19 (a)	175	176
Kinder Morgan Energy Partners LP
5.95%, 2/15/18	300	362
Nevada Power Co.
6.65%, 4/1/36	150	208
Plains All American Pipeline LP/PAA Finance Corp.
6.70%, 5/15/36	136	174
PPL WEM Holdings PLC
3.90%, 5/1/16 (a)	315	332
PSEG Power LLC
8.63%, 4/15/31 (b)	200	295
Sempra Energy
6.00%, 10/15/39 (b)	125	163
Spectra Energy Capital LLC
8.00%, 10/1/19	50	65
Virginia Electric and Power Co.
2.95%, 1/15/22 (b)	325	345
		4,198
		46,321
Total Fixed Income Securities (Cost $43,381)		46,519
	Shares
Short-Term Investments (20.0%)
Securities held as Collateral on Loaned Securities (14.3%)
Investment Company (10.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	5,216,387	5,216
	Face Amount (000)
Repurchase Agreements (3.7%)
Barclays Capital, Inc., (0.15%, dated 9/28/12, due 10/1/12; proceeds $552; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.75% due 6/30/17; valued at $563)	$552	552
Merrill Lynch & Co., Inc., (0.15%, dated 9/28/12, due 10/1/12; proceeds $204; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.75% due 5/15/22; valued at $208)	204	204
Merrill Lynch & Co., Inc., (0.22%, dated 9/28/12, due 10/1/12; proceeds $1,046; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 4.00% due 4/1/42; valued at $1,067)	1,046	1,046
		1,802
Total Securities held as Collateral on Loaned Securities (Cost $7,018)		7,018
	Shares	Value (000)
Investment Company (5.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $2,733)	2,733,415	$2,733
	Face Amount (000)
U.S. Treasury Securities (0.1%)
U.S. Treasury Bills,
0.12%, 2/21/13 (e)(f)	$10	10
0.13%, 2/21/13 (e)(f)	40	40
		50
Total Short-Term Investments (Cost $9,801)		9,801
Total Investments (114.8%) (Cost $53,182) Including $6,893 of Securities Loaned (g)		56,320
Liabilities in Excess of Other Assets (-14.8%)		(7,253)
Net Assets (100.0%)		$49,067

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at September 30, 2012.

(c)  When-issued security.

(d)  Security trades on the Hong Kong exchange.

(e)  Rate shown is the yield to maturity at September 30, 2012.

(f)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(g)  Securities are available for collateral in connection with purchase of when-issued securities, open futures contracts and swap agreements.

IO  Interest Only.

MTN  Medium Term Note.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2012:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	42	$9,262	Dec-12	$6
U.S. Treasury 5 yr. Note	59	7,353	Dec-12	22
U.S. Treasury Ultra Long Bond	21	3,470	Dec-12	(24)
Short:
U.S. Treasury 10 yr. Note	71	(9,478)	Dec-12	(51)
U.S. Treasury 30 yr. Bond	9	(1,344)	Dec-12	4
				$(43)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2012:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Depreciation (000)
Barclays Capital	3 Month LIBOR	Receive	0.81%	9/24/17	$1,000	$(2)
Credit Suisse	3 Month LIBOR	Receive	0.39	9/25/14	3,150	(2)
Credit Suisse	3 Month LIBOR	Receive	0.82	9/13/17	1,500	(5)
Deutsche Bank	3 Month LIBOR	Receive	0.82	7/24/17	2,532	(12)
Goldman Sachs	3 Month LIBOR	Receive	2.42	3/22/22	642	(46)
JPMorgan Chase	3 Month LIBOR	Receive	2.43	3/22/22	311	(23)
						$(90)

LIBOR  London Interbank Offered Rate.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Corporate Bond Portfolio

Statement of Assets and Liabilities	September 30, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $44,457)	$47,491
Investment in Securities of Affiliated Issuers, at Value (Cost $8,725)	8,829
Total Investments in Securities, at Value (Cost $53,182)	56,320
Cash	8
Receivable for Investments Sold	685
Interest Receivable	553
Receivable for Portfolio Shares Sold	17
Receivable from Affiliates	16
Receivable for Variation Margin	2
Other Assets	6
Total Assets	57,607
Liabilities:
Collateral on Securities Loaned, at Value	7,026
Payable for Investments Purchased	1,253
Unrealized Depreciation on Swap Agreements	90
Payable for Portfolio Shares Redeemed	46
Payable for Advisory Fees	46
Payable for Sub Transfer Agency Fees	21
Payable for Professional Fees	18
Payable for Trustees' Fees and Expenses	14
Payable for Custodian Fees	5
Payable for Administration Fees	3
Payable for Shareholder Services Fees — Class P	—	@
Payable for Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Transfer Agent Fees	1
Bank Overdraft	—	@
Other Liabilities	16
Total Liabilities	8,540
Net Assets	$49,067
Net Assets Consist Of:
Paid-in-Capital	$104,805
Undistributed Net Investment Income	553
Accumulated Net Realized Loss	(59,296)
Unrealized Appreciation (Depreciation) on:
Investments	3,034
Investments in Affiliates	104
Futures Contracts	(43)
Swap Agreements	(90)
Net Assets	$49,067

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Corporate Bond Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2012 (000)
CLASS I:
Net Assets	$44,779
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	4,096,495
Net Asset Value, Offering and Redemption Price Per Share	$10.93
CLASS P:
Net Assets	$961
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	87,967
Net Asset Value, Offering and Redemption Price Per Share	$10.92
CLASS H:
Net Assets	$178
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	16,334
Net Asset Value, Redemption Price Per Share	$10.92
Maximum Sales Load	3.50%
Maximum Sales Charge	$0.40
Maximum Offering Price Per Share	$11.32
CLASS L:
Net Assets	$3,149
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	288,272
Net Asset Value, Offering and Redemption Price Per Share	$10.92
(1) Including: Securities on Loan, at Value:	$6,893

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Corporate Bond Portfolio

Statement of Operations	Year Ended September 30, 2012 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $—@ Foreign Taxes Withheld)	$2,420
Interest from Securities of Affiliated Issuers	60
Income from Securities Loaned — Net	15
Dividends from Security of Affiliated Issuer	2
Total Investment Income	2,497
Expenses:
Advisory Fees (Note B)	212
Professional Fees	96
Administration Fees (Note C)	45
Shareholder Reporting Fees	44
Registration Fees	43
Custodian Fees (Note F)	34
Pricing Fees	33
Sub Transfer Agency Fees	29
Shareholder Services Fees — Class P (Note D)	2
Shareholder Services Fees — Class H (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	18
Transfer Agency Fees (Note E)	16
Trustees' Fees and Expenses	3
Other Expenses	12
Total Expenses	587
Waiver of Shareholder Services Fees — Class P (Note D)	(1)
Expense Offset (Note F)	(— @)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	584
Net Investment Income	1,913
Realized Gain (Loss):
Investments Sold	3,641
Investments in Affiliates	188
Futures Contracts	(303)
Swap Agreements	(29)
Net Realized Gain	3,497
Change in Unrealized Appreciation (Depreciation):
Investments	473
Investments in Affiliates	(71)
Futures Contracts	36
Swap Agreements	(90)
Net Change in Unrealized Appreciation (Depreciation)	348
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,845
Net Increase in Net Assets Resulting from Operations	$5,758

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Corporate Bond Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2012 (000)	Year Ended September 30, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,913	$2,508
Net Realized Gain	3,497	2,094
Net Change in Unrealized Appreciation (Depreciation)	348	(1,640)
Net Increase in Net Assets Resulting from Operations	5,758	2,962
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,199)	(2,195)
Class P:
Net Investment Income	(23)	(14)
Class H:
Net Investment Income	(9)	(5)
Class L:
Net Investment Income	(137)	(119)
Total Distributions	(2,368)	(2,333)
Capital Share Transactions:(1)
Class I:
Subscribed	1,425	4,447
Distributions Reinvested	2,197	2,100
Redeemed	(24,373)	(24,083)
Class P:
Subscribed	809	10
Distributions Reinvested	23	14
Redeemed	(325)	(207)
Class H:
Subscribed	—	301
Distributions Reinvested	5	2
Redeemed	(308)	(1)
Class L:
Subscribed	58	266
Distributions Reinvested	137	115
Redeemed	(1,342)	(1,827)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(21,694)	(18,863)
Total Decrease in Net Assets	(18,304)	(18,234)
Net Assets:
Beginning of Period	67,371	85,605
End of Period (Including Undistributed Net Investment Income of $553 and $916)	$49,067	$67,371
(1) Capital Share Transactions:
Class I:
Shares Subscribed	137	443
Shares Issued on Distributions Reinvested	213	210
Shares Redeemed	(2,328)	(2,383)
Net Decrease in Class I Shares Outstanding	(1,978)	(1,730)
Class P:
Shares Subscribed	77	1
Shares Issued on Distributions Reinvested	2	1
Shares Redeemed	(31)	(20)
Net Increase (Decrease) in Class P Shares Outstanding	48	(18)
Class H:
Shares Subscribed	—	29
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(30)	(— @@)
Net Increase (Decrease) in Class H Shares Outstanding	(30)	29
Class L:
Shares Subscribed	5	27
Shares Issued on Distributions Reinvested	13	12
Shares Redeemed	(127)	(183)
Net Decrease in Class L Shares Outstanding	(109)	(144)

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$10.27		$10.17		$9.75		$9.61	$11.15
Income (Loss) from Investment Operations:
Net Investment Income†	0.36		0.33		0.33		0.31	0.55
Net Realized and Unrealized Gain (Loss)	0.73		0.07		0.49		0.38	(1.57)
Total from Investment Operations	1.09		0.40		0.82		0.69	(1.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.30)		(0.40)		(0.55)	(0.52)
Redemption Fees	—		—		—		0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$10.93		$10.27		$10.17		$9.75	$9.61
Total Return++	10.94%		4.05%		8.65%		7.46%	(9.37)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$44,779		$62,410		$79,337		$140,890	$316,894
Ratio of Expenses to Average Net Assets	1.00	%+††	0.80	%+††	0.76	%+††	0.56%+	0.52%+
Ratio of Net Investment Income to Average Net Assets	3.41	%+††	3.27	%+††	3.36	%+††	3.30%+	5.18%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	0.01%	0.01%
Portfolio Turnover Rate	129%		224%		277%		545%	325%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Corporate Bond Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$10.27		$10.16		$9.74		$9.60		$11.14
Income (Loss) from Investment Operations:
Net Investment Income†	0.34		0.31		0.31		0.30		0.53
Net Realized and Unrealized Gain (Loss)	0.73		0.08		0.49		0.38		(1.57)
Total from Investment Operations	1.07		0.39		0.80		0.68		(1.04)
Distributions from and/or in Excess of:
Net Investment Income	(0.42)		(0.28)		(0.38)		(0.54)		(0.50)
Redemption Fees	—		—		—		0.00	‡	0.00 ‡
Net Asset Value, End of Period	$10.92		$10.27		$10.16		$9.74		$9.60
Total Return++	10.69%		3.99%		8.50%		7.44%		(9.60)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$961		$408		$590		$611		$842
Ratio of Expenses to Average Net Assets (1)	1.15	%+††	0.95	%+††	0.91	%+††	0.69	%+	0.67%+
Ratio of Net Investment Income to Average Net Assets (1)	3.26	%+††	3.12	%+††	3.21	%+††	3.19	%+	5.01%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	0.01%		0.01%
Portfolio Turnover Rate	129%		224%		277%		545%		325%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.25	%††	1.05	%††	1.01	%+††	0.79	%+	0.77%+
Net Investment Income to Average Net Assets	3.16	%††	3.02	%††	3.11	%+††	3.09	%+	4.91%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Corporate Bond Portfolio

	Class H
	Year Ended September 30,							Period from January 2, 2008^ to
Selected Per Share Data and Ratios	2012		2011		2010		2009	September 30, 2008
Net Asset Value, Beginning of Period	$10.27		$10.16		$9.74		$9.53	$11.15
Income (Loss) from Investment Operations:
Net Investment Income†	0.33		0.31		0.31		0.28	0.21
Net Realized and Unrealized Gain (Loss)	0.72		0.07		0.48		0.39	(1.68)
Total from Investment Operations	1.05		0.38		0.79		0.67	(1.47)
Distributions from and/or in Excess of:
Net Investment Income	(0.40)		(0.27)		(0.37)		(0.46)	(0.15)
Redemption Fees	—		—		—		0.00 ‡	—
Net Asset Value, End of Period	$10.92		$10.27		$10.16		$9.74	$9.53
Total Return++	10.55%		3.89%		8.39%		7.21%	(13.21	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$178		$473		$170		$162	$85
Ratio of Expenses to Average Net Assets	1.25	%+††	1.05	%+††	1.01	%+††	0.81%+	2.98	%*+
Ratio of Net Investment Income to Average Net Assets	3.16	%+††	3.02	%+††	3.11	%+††	2.94%+	2.71	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	0.01%	0.01	%*
Portfolio Turnover Rate	129%		224%		277%		545%	325	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,							Period from June 16, 2008^ to
Selected Per Share Data and Ratios	2012		2011		2010		2009	September 30, 2008
Net Asset Value, Beginning of Period	$10.26		$10.15		$9.74		$9.63	$10.12
Income (Loss) from Investment Operations:
Net Investment Income†	0.30		0.28		0.28		0.24	0.12
Net Realized and Unrealized Gain (Loss)	0.74		0.08		0.48		0.41	(0.60)
Total from Investment Operations	1.04		0.36		0.76		0.65	(0.48)
Distributions from and/or in Excess of:
Net Investment Income	(0.38)		(0.25)		(0.35)		(0.54)	(0.01)
Redemption Fees	—		—		—		0.00 ‡	—
Net Asset Value, End of Period	$10.92		$10.26		$10.15		$9.74	$9.63
Total Return++	10.38%		3.51%		8.15%		7.08%	(4.73	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,149		$4,080		$5,508		$5,159	$58
Ratio of Expenses Average Net Assets	1.50	%+††	1.30	%+††	1.26	%+††	1.06%+	1.15	%+*
Ratio of Net Investment Income to Average Net Assets	2.91	%+††	2.77	%+††	2.86	%+††	2.58%+	4.34	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	0.01%	0.01	%*
Portfolio Turnover Rate	129%		224%		277%		545%	325	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT'' or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Corporate Bond Portfolio, formerly the "Investment Grade Fixed Income Portfolio". The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees (the "Trustees") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Trustees. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the last reported bid and asked prices obtained from reputable brokers.

Under procedures approved by the Trustees, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Security	$—	$192	$—	$192
Collateralized Mortgage Obligation — Agency Collateral Series	—	6	—	6
Corporate Bonds	—	46,321	—	46,321
Total Fixed Income Securities	—	46,519	—	46,519
Short-Term Investments
Investment Company	7,949	—	—	7,949
Repurchase Agreements	—	1,802	—	1,802
U.S. Treasury Securities	—	50	—	50
Total Short-Term Investments	7,949	1,852	—	9,801
Futures Contracts	32	—	—	32
Total Assets	7,981	48,371	—	56,352
Liabilities:
Futures Contracts	(75)	—	—	(75)
Interest Rate Swap Agreements	—	(90)	—	(90)
Total Liabilities	(75)	(90)	—	(165)
Total	$7,906	$48,281	$—	$56,187

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2012, the Portfolio did not have any investments transfer between investment levels.

3.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments,

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps: An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of FASB ASC 210 "Balance Sheet" (ASC 210). Offsetting of Amounts Related to Certain Contracts, an interpretation of ASC 210-20, are included within

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

"Unrealized Appreciation (Depreciation) on Swap Agreements" in the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements in the Statement of Operations.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2012.

Primary Risk Exposure	Statement of Assets and Liabilities	Futures Contracts (000)(a)	Swap Agreements (000)
Assets:
Interest Rate Risk	Receivables	$32	$—
Liabilities:
Interest Rate Risk	Payables	$75	$90

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(303)
	Swap Agreements	(29)
	Total	$(332)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$36
	Swap Agreements	(90)
	Total	$(54)

For the year ended September 30, 2012, the average monthly original value of futures contracts was approximately $26,880,000 and the average monthly notional amount of swap agreements was approximately $1,718,000.

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at September 30, 2012 were approximately $6,893,000 and $7,026,000, respectively. The Portfolio received cash collateral of approximately $7,026,000, of which approximately $7,018,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At September 30, 2012, there was uninvested cash collateral of approximately $8,000, which is not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares. The Distributor has agreed to waive 0.10% of the 0.25% shareholder services fee it is entitled to receive from Class P shares' average daily net assets for the Portfolio. For the year ended September 30, 2012, the Portfolio waived approximately $1,000.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes,

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $63,416,000 and $53,604,000, respectively. For the year ended September 30, 2012, purchases and sales of long-term U.S. Government securities were approximately $7,519,000 and $39,180,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2012, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2012 is as follows:

Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2012 (000)
$4,141	$49,067	$45,259	$2	$7,949

For the year ended September 30, 2012, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Interest Income (000)	Value September 30, 2012 (000)
$1,047	$1,212	$1,490	$188	$60	$880

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2012, remains subject to examination by taxing authorities.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From: Ordinary Income (000)	2011 Distributions Paid From: Ordinary Income (000)
$2,368	$2,333

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at September 30, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$92	$(92)	—

At September 30, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$557	—

At September 30, 2012, the aggregate cost for federal income tax purposes is approximately $53,182,000. The aggregate gross unrealized appreciation is approximately $3,220,000 and the aggregate gross unrealized depreciation is approximately $82,000 resulting in net unrealized appreciation of approximately $3,138,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At September 30, 2012, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$51,214	September 30, 2017
8,130	September 30, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $3,205,000.

I. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Corporate Bond Portfolio (formerly Investment Grade Fixed Income Portfolio) (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate Bond Portfolio of Morgan Stanley Institutional Fund Trust at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 27, 2012

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				102

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Director of various business organizations.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Fund which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

38

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2012 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCBANN
IU12-02344P-Y09/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund Trust

High Yield Portfolio

Annual
Report

September 30, 2012

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
U.S. Privacy Policy	24
Trustee and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in High Yield Portfolio performed during the period from February 7, 2012 to September 30, 2012.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

October 2012

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Expense Example (unaudited)

High Yield Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder servicing fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the hypothetical account values and hypothetical expenses are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/12	Actual Ending Account Value 9/30/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
High Yield Portfolio Class I	$1,000.00	$1,085.70	$1,021.25	$3.91	$3.79	0.75%
High Yield Portfolio Class P	1,000.00	1,084.20	1,020.00	5.21	5.05	1.00
High Yield Portfolio Class H	1,000.00	1,084.30	1,020.00	5.21	5.05	1.00
High Yield Portfolio Class L	1,000.00	1,081.70	1,018.75	6.51	6.31	1.25

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.")

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolio to raise assets for investment and that the offering had not yet begun and concluded that, since the Portfolio currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Portfolio under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by the Adviser, and reviewed the anticipated total expense ratios of the Portfolio. The Board considered that the Portfolio requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Portfolio and concluded that the proposed management fee rate and anticipated total expense ratio would be competitive with its peer group average.

Economies of Scale

The Board considered the growth prospects of the Portfolio and the structure of the proposed management fee schedule, which does not include breakpoints for the Portfolio. The Board considered that the Portfolio's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Portfolio has not begun operations and has not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. Since the Portfolio has not begun operations and has not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Advisory Agreement Approval (unaudited) (cont'd)

personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited)

High Yield Portfolio

Performance

For the period from February 7, 2012 (the inception date of the Portfolio), through September 30, 2012, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 11.07%, net of fees. The Portfolio's Class I outperformed against its benchmark the Barclays Capital U.S. Corporate High Yield Index (the "Index"), which returned 7.97%.

Factors Affecting Performance

•  Driven primarily by stabilization in the European sovereign crisis, high yield corporate credit markets performed strongly for the period from February 7 to September 30, 2012. The period can be characterized as a triumph of falling risk premiums over weak fundamentals, as risky assets rallied in the face of lackluster global economic data. Most importantly for high yield corporate credit spreads, coordinated unorthodox central bank actions served to reduce the "tail risks" that had previously been priced into the markets. The most notable announcement was the Outright Monetary Transactions (OMT) program of the European Central Bank (ECB). This was believed to dramatically reduce the likelihood of a disorderly default by periphery governments. While this program was announced late in the period, such involvement was anticipated by the market and was a major contributor to the decline in risk premiums.

•  Much of the rally in asset prices occurred in spite of weaker growth prospects. The level of global growth remained subdued throughout the year and forward-looking indicators have been mixed as well. Economic data remains constrained by serious fiscal headwinds in Europe, an engineered slowdown in China and a looming "fiscal cliff" in the United States.

•  Despite these headwinds to growth, central banks have succeeded in boosting asset prices, which should continue to feed through to improved economic conditions in the months ahead. This is not to say recession risk has been eliminated; however, central bankers will continue to work hard to avoid that outcome. We continue to believe that central banks will succeed and prevent any further significant slowdown with the caveat that fiscal agents do not do anything too outlandish (such as letting the U.S. fall off the "fiscal cliff" next year).

•  While the strong market rally has reduced the risk premium in the high yield market, we continue to believe that conditions will favor the asset class over the rest of the year.

•  The Portfolio was positioned with an overweight to high yield industrial credits and an underweight to high yield financial and utility credits, all of which benefited performance relative to the Index.

•  Individual credit selection was also a positive for performance, as was an overweight to B-rated and CCC-rated credits.

Management Strategies

•  The Portfolio is focused on middle-market high yield credits, which we define as companies with $200 million to $1 billion of total debt outstanding. We believe that this segment of the high yield market offers attractive opportunities, as market participants, including asset managers and sell-side research analysts, do not cover it as closely as they do the largest high yield credits.

•  We positioned the Portfolio with a yield advantage of approximately 100 to 125 basis points relative to the Index. The Portfolio's duration was largely similar to that of the Index, while its average rating was B relative to the Index's average rating of B+.

•  We believe that yields offered by high yield credits are likely to compensate investors for the expected default rate, although we may see an increase in defaults over the next year.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

*  Minimum Investment

**  Commenced Operations on February 7, 2012.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Corporate High Yield Index(1) and the Lipper High Current Yield Bond Funds Index(2)

	Period Ended September 30, 2012 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class H Shares w/o sales charges(4)	—	—	—	10.92%
Portfolio — Class H Shares with maximum 3.50% sales charges(4)	—	—	—	7.07
Barclays Capital U.S. Corporate High Yield Index	—	—	—	7.97
Lipper High Current Yield Bond Funds Index	—	—	—	7.25
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	11.07
Barclays Capital U.S. Corporate High Yield Index	—	—	—	7.97
Lipper High Current Yield Bond Funds Index	—	—	—	7.25
Portfolio — Class L Shares w/o sales charges(4)	—	—	—	10.66
Barclays Capital U.S. Corporate High Yield Index	—	—	—	7.97
Lipper High Current Yield Bond Funds Index	—	—	—	7.25
	Period Ended September 30, 2012 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class P Shares w/o sales charges(4)	—	—	—	10.92%
Barclays Capital U.S. Corporate High Yield Index	—	—	—	7.97
Lipper High Current Yield Bond Funds Index	—	—	—	7.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for periods less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper High Current Yield Bond Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on February 7, 2012.

(5)  For comparative purposes, since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Consumer, Cyclical	25.0%
Industrials	20.0
Consumer, Non-Cyclical	15.6
Energy	8.7
Finance	8.6
Communications	8.1
Other*	8.0
Basic Materials	6.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments

High Yield Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.4%)
Corporate Bonds (98.4%)
Basic Materials (6.0%)
American Gilsonite Co.
11.50%, 9/1/17 (a)	$100	$103
FMG Resources August 2006 Pty Ltd.
6.88%, 4/1/22 (a)	50	46
HudBay Minerals, Inc.
9.50%, 10/1/20 (a)	150	158
Ineos Group Holdings SA
8.50%, 2/15/16 (a)	150	142
Inmet Mining Corp.
8.75%, 6/1/20 (a)	50	52
Kraton Polymers LLC/Kraton Polymers Capital Corp.
6.75%, 3/1/19	50	52
Olin Corp.
5.50%, 8/15/22	75	78
Tronox Finance LLC
6.38%, 8/15/20 (a)	50	51
		682
Communications (8.1%)
Avaya, Inc.
7.00%, 4/1/19 (a)	100	94
Cablevision Systems Corp.
7.75%, 4/15/18	50	56
GXS Worldwide, Inc.
9.75%, 6/15/15	150	155
Harron Communications LP/Harron Finance Corp.
9.13%, 4/1/20 (a)	150	163
Intelsat Jackson Holdings SA
7.25%, 10/15/20 (a)	50	54
inVentiv Health, Inc.
10.25%, 8/15/18 (a)	150	133
Level 3 Financing, Inc.
8.13%, 7/1/19	50	53
MDC Partners, Inc.
11.00%, 11/1/16	100	109
SBA Telecommunications, Inc.
5.75%, 7/15/20 (a)	100	105
		922
Consumer, Cyclical (25.0%)
Academy Ltd./Academy Finance Corp.
9.25%, 8/1/19 (a)	100	110
Ameristar Casinos, Inc.
7.50%, 4/15/21	50	54
Burlington Coat Factory Warehouse Corp.
10.00%, 2/15/19	100	111
Caesars Entertainment Operating Co., Inc.,
8.50%, 2/15/20 (a)	50	50
10.00%, 12/15/18	150	99
CCM Merger, Inc.
9.13%, 5/1/19 (a)	100	102
	Face Amount (000)	Value (000)
Chester Downs & Marina LLC
9.25%, 2/1/20 (a)	$100	$101
Choice Hotels International, Inc.
5.75%, 7/1/22	50	55
Chrysler Group LLC/CG Co-Issuer, Inc.
8.00%, 6/15/19	200	213
CKE Restaurants, Inc.
11.38%, 7/15/18	89	104
Diamond Resorts Corp.
12.00%, 8/15/18	150	162
Exide Technologies
8.63%, 2/1/18	100	87
Graton Economic Development Authority
9.63%, 9/1/19 (a)	200	208
IDQ Holdings, Inc.
11.50%, 4/1/17 (a)	150	160
INTCOMEX, Inc.
13.25%, 12/15/14	150	154
Levi Strauss & Co.
6.88%, 5/1/22	50	52
Libbey Glass, Inc.
6.88%, 5/15/20 (a)	50	54
Lions Gate Entertainment, Inc.
10.25%, 11/1/16 (a)	100	112
Logan's Roadhouse, Inc.
10.75%, 10/15/17	150	147
MGM Resorts International
8.63%, 2/1/19 (a)	50	55
Rite Aid Corp.
9.50%, 6/15/17	50	52
Sabre Holdings Corp.
8.35%, 3/15/16	160	163
Scientific Games International, Inc.
6.25%, 9/1/20 (a)	50	50
Snoqualmie Entertainment Authority
9.13%, 2/1/15 (a)	127	129
Sonic Automotive, Inc.
7.00%, 7/15/22 (a)	100	108
VWR Funding, Inc.
7.25%, 9/15/17 (a)	50	51
Wolverine World Wide, Inc.
6.13%, 10/15/20 (a)(b)	100	100
		2,843
Consumer, Non-Cyclical (15.5%)
Armored Autogroup, Inc.
9.25%, 11/1/18	150	135
BioScrip, Inc.
10.25%, 10/1/15	100	108
Bumble Bee Holdco SCA, PIK
9.63%, 3/15/18 (a)(c)	200	192
CHS/Community Health Systems, Inc.
7.13%, 7/15/20	50	53

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Non-Cyclical (cont'd)
Emergency Medical Services Corp.
8.13%, 6/1/19	$50	$53
HCA, Inc.
5.88%, 3/15/22	50	54
Hologic, Inc.
6.25%, 8/1/20 (a)	100	107
Kindred Healthcare, Inc.
8.25%, 6/1/19	150	147
Knowledge Universe Education LLC
7.75%, 2/1/15 (a)	150	132
Mead Products LLC/ACCO Brands Corp.
6.75%, 4/30/20 (a)	50	52
Monitronics International, Inc.
9.13%, 4/1/20	100	105
Physiotherapy Associates Holdings, Inc.
11.88%, 5/1/19 (a)	100	103
ServiceMaster Co.
8.00%, 2/15/20	100	107
Smithfield Foods, Inc.
6.63%, 8/15/22	50	52
Spectrum Brands, Inc.
6.75%, 3/15/20 (a)	50	52
Universal Hospital Services, Inc.
7.63%, 8/15/20 (a)	50	52
US Foods, Inc.
8.50%, 6/30/19 (a)	100	105
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.
8.00%, 2/1/18	50	54
YCC Holdings LLC/Yankee Finance, Inc., PIK
10.25%, 2/15/16 (c)	100	104
		1,767
Energy (9.6%)
Bristow Group, Inc.
6.25%, 10/15/22	200	205
Concho Resources, Inc.
5.50%, 10/1/22	50	52
Continental Resources, Inc.
5.00%, 9/15/22	100	105
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
7.75%, 4/1/19	50	51
Crosstex Energy LP/Crosstex Energy Finance Corp.
7.13%, 6/1/22 (a)	50	50
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp.
8.38%, 6/1/19	50	49
Laredo Petroleum, Inc.
7.38%, 5/1/22	100	109
Northern Oil and Gas, Inc.
8.00%, 6/1/20	50	52
	Face Amount (000)	Value (000)
Penn Virginia Corp.
10.38%, 6/15/16	$150	$157
PetroBakken Energy Ltd.
8.63%, 2/1/20 (a)	100	104
SM Energy Co.
6.50%, 1/1/23 (a)	50	53
Tesoro Corp.
5.38%, 10/1/22	100	103
		1,090
Finance (8.6%)
CNO Financial Group, Inc.
6.38%, 10/1/20 (a)	150	154
E*Trade Financial Corp.
7.88%, 12/1/15	50	51
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.75%, 1/15/16	50	52
Infor US, Inc.
11.50%, 7/15/18 (a)	45	52
Kennedy-Wilson, Inc.
8.75%, 4/1/19	50	54
Nationstar Mortgage LLC/Nationstar Capital Corp.
7.88%, 10/1/20 (a)	100	102
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
5.88%, 3/15/22 (a)	100	107
Nuveen Investments, Inc.
9.13%, 10/15/17 (a)	100	100
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
8.25%, 9/1/17	50	54
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
9.50%, 6/15/19 (a)	100	107
USI Holdings Corp.
4.31%, 11/15/14 (a)(d)	150	146
		979
Industrials (19.9%)
Anixter, Inc.
5.63%, 5/1/19	50	53
Atkore International, Inc.
9.88%, 1/1/18	100	98
BE Aerospace, Inc.
5.25%, 4/1/22	50	52
CEVA Group PLC
8.38%, 12/1/17 (a)	100	97
Consolidated Container Co., LLC/Consolidated Container Capital, Inc.
10.13%, 7/15/20 (a)	150	160
Digicel Group Ltd.
8.25%, 9/30/20 (a)	200	211
DryShips, Inc.
5.00%, 12/1/14	100	83

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Griffon Corp.
7.13%, 4/1/18	$50	$53
Heckmann Corp.
9.88%, 4/15/18	100	103
Isabelle Acquisition Sub, Inc., PIK
10.00%, 11/15/18 (a)(c)	150	163
JB Poindexter & Co., Inc.
9.00%, 4/1/22 (a)	150	151
Kratos Defense & Security Solutions, Inc.
10.00%, 6/1/17	100	109
Marquette Transportation Co./Marquette Transportation Finance Corp.
10.88%, 1/15/17	150	159
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.
8.13%, 2/15/19	100	91
Pretium Packaging LLC/Pretium Finance, Inc.
11.50%, 4/1/16	100	103
Quality Distribution LLC/QD Capital Corp.
9.88%, 11/1/18	150	164
Sequa Corp.
11.75%, 12/1/15 (a)	150	158
Silgan Holdings, Inc.
5.00%, 4/1/20	50	53
Tekni-Plex, Inc.
9.75%, 6/1/19 (a)	100	107
Terex Corp.
6.50%, 4/1/20	50	52
Viasystems, Inc.
7.88%, 5/1/19 (a)	50	50
		2,270
Technology (3.8%)
CDW LLC/CDW Finance Corp.
8.50%, 4/1/19	50	55
First Data Corp.
10.55%, 9/24/15	50	51
Freescale Semiconductor, Inc.
9.25%, 4/15/18 (a)	100	109
iGate Corp.
9.00%, 5/1/16	50	55
Infor US, Inc.
9.38%, 4/1/19 (a)	100	111
Unisys Corp.
6.25%, 8/15/17	50	53
		434
Utilities (1.9%)
AES Corp. (The)
7.38%, 7/1/21	50	57
CMS Energy Corp.
5.05%, 3/15/22	50	56
	Face Amount (000)	Value (000)
GenOn Americas Generation LLC
8.50%, 10/1/21	$100	$109
		222
Total Fixed Income Securities (Cost $10,839)		11,209
	Shares
Short-Term Investment (1.3%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $148)	148,270	148
Total Investments (99.7%) (Cost $10,987)		11,357
Other Assets in Excess of Liabilities (0.3%)		39
Net Assets (100.0%)		$11,396

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  When-issued security.

(c)  Payment-in-kind security.

(d)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2012.

PIK  Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

High Yield Portfolio

Statement of Assets and Liabilities	September 30, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $10,839)	$11,209
Investment in Security of Affiliated Issuer, at Value (Cost $148)	148
Total Investments in Securities, at Value (Cost $10,987)	11,357
Receivable for Investments Sold	580
Interest Receivable	245
Due from Adviser	59
Prepaid Offering Costs	48
Receivable from Affiliate	—	@
Other Assets	13
Total Assets	12,302
Liabilities:
Payable for Investments Purchased	875
Payable for Professional Fees	24
Payable for Administration Fees	1
Payable for Custodian Fees	1
Payable for Transfer Agent Fees	1
Payable for Shareholder Services Fees — Class P	—	@
Payable for Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	4
Total Liabilities	906
Net Assets	$11,396
Net Assets Consist Of:
Paid-in-Capital	$10,684
Undistributed Net Investment Income	126
Accumulated Net Realized Gain	216
Unrealized Appreciation (Depreciation) on:
Investments	370
Net Assets	$11,396
CLASS I:
Net Assets	$10,975
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	1,024,913
Net Asset Value, Offering and Redemption Price Per Share	$10.71
CLASS P:
Net Assets	$107
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$10.71
CLASS H:
Net Assets	$207
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	19,311
Net Asset Value, Redemption Price Per Share	$10.71
Maximum Sales Load	3.50%
Maximum Sales Charge	$0.39
Maximum Offering Price Per Share	$11.10
CLASS L:
Net Assets	$107
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$10.70

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

High Yield Portfolio

Statement of Operations	Period from February 7, 2012^ to September 30, 2012 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$552
Dividends from Security of Affiliated Issuer	1
Total Investment Income	553
Expenses:
Offering Costs	88
Professional Fees	50
Advisory Fees (Note B)	40
Transfer Agency Fees (Note E)	8
Pricing Fees	6
Custodian Fees (Note F)	5
Administration Fees (Note C)	5
Registration Fees	4
Shareholder Services Fees — Class P (Note D)	—	@
Shareholder Services Fees — Class H (Note D)	—	@
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Shareholder Reporting Fees	1
Trustees' Fees and Expenses	—	@
Other Expenses	5
Total Expenses	212
Expenses Reimbursed by Adviser (Note B)	(122)
Waiver of Advisory Fees (Note B)	(40)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Expense Offset (Note F)	(—	@)
Net Expenses	50
Net Investment Income	503
Realized Gain:
Investments Sold	216
Change in Unrealized Appreciation (Depreciation):
Investments	370
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	586
Net Increase in Net Assets Resulting from Operations	$1,089

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

High Yield Portfolio

Statement of Changes in Net Assets	Period from February 7, 2012^ to September 30, 2012 (000)
Increase in Net Assets:
Operations:
Net Investment Income	$503
Net Realized Gain	216
Net Change in Unrealized Appreciation (Depreciation)	370
Net Increase in Net Assets Resulting from Operations	1,089
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(365)
Class P:
Net Investment Income	(4)
Class H:
Net Investment Income	(5)
Class L:
Net Investment Income	(3)
Total Distributions	(377)
Capital Share Transactions:(1)
Class I:
Subscribed	10,286
Distributions Reinvested	1
Class P:
Subscribed	100
Class H:
Subscribed	250
Distributions Reinvested	1
Redeemed	(54)
Class L:
Subscribed	100
Net Increase in Net Assets Resulting from Capital Share Transactions	10,684
Total Increase in Net Assets	11,396
Net Assets:
Beginning of Period	—
End of Period (Including Undistributed Net Investment Income of $126)	$11,396
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,025
Shares Issued on Distributions Reinvested	— @@
Net Increase in Class I Shares Outstanding	1,025
Class P:
Shares Subscribed	10
Class H:
Shares Subscribed	24
Shares Issued on Distributions Reinvested	— @@
Shares Redeemed	(5)
Net Increase in Class H Shares Outstanding	19
Class L:
Shares Subscribed	10

^  Commencement of Operations.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

High Yield Portfolio

	Class I
Selected Per Share Data and Ratios	Period from February 7, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.50
Net Realized and Unrealized Gain	0.59
Total from Investment Operations	1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.38)
Net Asset Value, End of Period	$10.71
Total Return++	11.07	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$10,975
Ratio of Expenses to Average Net Assets (1)	0.74	%+*
Ratio of Net Investment Income to Average Net Assets (1)	7.53	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.17	%*
Net Investment Income to Average Net Assets	5.10	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

High Yield Portfolio

	Class P
Selected Per Share Data and Ratios	Period from February 7, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.48
Net Realized and Unrealized Gain	0.59
Total from Investment Operations	1.07
Distributions from and/or in Excess of:
Net Investment Income	(0.36)
Net Asset Value, End of Period	$10.71
Total Return++	10.92	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$107
Ratio of Expenses to Average Net Assets (1)	0.99	%+*
Ratio of Net Investment Income to Average Net Assets (1)	7.28	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.42	%*
Net Investment Income to Average Net Assets	4.85	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

High Yield Portfolio

	Class H
Selected Per Share Data and Ratios	Period from February 7, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.48
Net Realized and Unrealized Gain	0.59
Total from Investment Operations	1.07
Distributions from and/or in Excess of:
Net Investment Income	(0.36)
Net Asset Value, End of Period	$10.71
Total Return++	10.92	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$207
Ratio of Expenses to Average Net Assets (1)	0.99	%+*
Ratio of Net Investment Income to Average Net Assets (1)	7.28	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.42	%*
Net Investment Income to Average Net Assets	4.85	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

High Yield Portfolio

	Class L
Selected Per Share Data and Ratios	Period from February 7, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.46
Net Realized and Unrealized Gain	0.59
Total from Investment Operations	1.05
Distributions from and/or in Excess of:
Net Investment Income	(0.35)
Net Asset Value, End of Period	$10.70
Total Return++	10.66	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$107
Ratio of Expenses Average Net Assets (1)	1.24	%+*
Ratio of Net Investment Income to Average Net Assets (1)	7.03	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.67	%*
Net Investment Income to Average Net Assets	4.60	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT'' or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the High Yield Portfolio. The Portfolio seeks total return. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees (the "Trustees") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Trustees. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the last reported bid and asked prices obtained from reputable brokers.

Under procedures approved by the Trustees, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities — Corporate Bonds	$—	$11,209	$—	$11,209
Short-Term Investment — Investment Company	148	—	—	148
Total Assets	$148	$11,209	$—	$11,357

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period.

3.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.60% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 0.75% for Class I shares, 1.00% for Class P shares, 1.00% for Class H shares and 1.25% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the period ended September 30, 2012, approximately $162,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

G. Security Transactions and Transactions with Affiliates: For the period ended September 30, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $28,850,000 and $18,229,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended September 30, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended September 30, 2012, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period ended September 30, 2012 is as follows:

Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2012 (000)
$—	$14,759	$14,611	$1	$148

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended September 30, 2012 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 was as follows:

2012 Distributions Paid From: Ordinary Income (000)
$377

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

At September 30, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$342	$—

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

At September 30, 2012, the aggregate cost for federal income tax purposes is approximately $10,987,000. The aggregate gross unrealized appreciation is approximately $431,000 and the aggregate gross unrealized depreciation is approximately $61,000 resulting in net unrealized appreciation of approximately $370,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

I. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2012, and the related statements of operations and changes in net assets and the financial highlights for the period from February 7, 2012 (commencement of operations) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Portfolio of Morgan Stanley Institutional Fund Trust at September 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period from February 7, 2012 to September 30, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 27, 2012

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				102

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Director of various business organizations.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.?

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Fund which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

31

(This Page has been left blank intentionally.)

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2012 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTHYANN
IU12-02345P-Y09/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund Trust

Limited Duration Portfolio

Annual
Report

September 30, 2012

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	28
U.S. Privacy Policy	29
Trustee and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Limited Duration Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

October 2012

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Expense Example (unaudited)

Limited Duration Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder servicing fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the hypothetical account values and hypothetical expenses are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/12	Actual Ending Account Value 9/30/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period**
Limited Duration Portfolio Class I	$1,000.00	$1,014.30	$1,021.45	$3.58	*	$3.59	*	0.71%
Limited Duration Portfolio Class P	1,000.00	1,014.30	1,020.05	4.99	*	5.00	*	0.99
Limited Duration Portfolio Class H	1,000.00	1,011.40	1,017.21	3.85	+	3.86	+	0.91
Limited Duration Portfolio Class L	1,000.00	1,010.60	1,015.95	5.12	+	5.13	+	1.21

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

+  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 154/366 (to reflect the actual days in the period).

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-year period but below its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee was higher but close to its peer group average and the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable given the quality and nature of the services provided.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited)

Limited Duration Portfolio

Performance

For the fiscal year ended September 30, 2012, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 3.35%, net of fees. The Portfolio's Class I outperformed against its benchmark Barclays Capital 1-3 Year U.S. Government/Credit Index (the "Index"), which returned 1.36%.

Factors Affecting Performance

•  Aggressive central bank policy actions to support economic growth and provide stability led to a huge rally in risky assets so far in 2012. The European Central Bank's (ECB) longer-term refinancing operation announced at the end of 2011 was successful and helped improve investor sentiment significantly. As problems in Spain and Italy came to the forefront again this year, the ECB committed to providing unlimited support to the countries' bond markets by launching the Outright Monetary Transactions program. This program is subject to conditionality and would be triggered only if countries request for help.

•  Given the weaker-than-expected economic conditions in the U.S., the Federal Reserve Bank also enacted various easing policies during the course of the period. This included extending the timeline to keep the target federal funds rate on hold, buying longer-maturity Treasuries and selling short-term Treasuries to put downward pressure on longer-term interest rates, and another round of quantitative easing focused on mortgage purchases, until the unemployment rate falls to an acceptable level.

•  The labor market in the U.S. showed improvement but unemployment remained high. The unemployment rate fell to 7.8% from 9% a year ago. However, a large part of that decline was due to a drop in the labor participation rate. Economic growth in the U.S. remained sluggish as gross domestic product (GDP) growth in the first half of the year was under 2%.

•  After the sell-off in the second half of 2011, spread sectors had strong performance so far in 2012 (through September). Spreads on corporate debt spread have tightened significantly with the riskier sectors of the market posting the best performance. Spreads of high yield corporate debt tightened by 240 basis points while short duration investment-grade corporate spreads narrowed by almost 95 basis points. The financials sector did very well with spreads tightening by about 150 basis points. Whilst the strong market rally has reduced the risk premium in the corporate credit market, we continue to believe that conditions could favor the asset class over the rest of the year.

•  Mortgage-backed securities (MBS) performed very well over the period. The latest round of quantitative easing led to a substantial tightening of yield spreads in lower-coupon, fixed-rate MBS. Despite historically low mortgage rates, refinancing activity has been slower than it has been in the past under similar rate incentives, as many borrowers are unable to refinance due to tighter underwriting standards. However, with further quantitative easing, the expectation is that there will be an increase in mortgage refinancing. The U.S. housing market has started showing signs of stabilization. After many months of continuous declines, the headline home price index has turned positive on a year-over-year basis.

•  As with other spread product, spreads of asset-backed securities (ABS) also tightened over the period. ABS issuance continued to be strong with supply easily absorbed by the market. We believe technical factors should remain favorable for the sector due to the persistent supply shortage.

•  Government bonds in major markets such as the U.S., Germany and the U.K. rallied significantly. The 10-year Treasury yield touched an all-time low of 1.43% in July. The decline in U.S. Treasury yields over the year was led by the intermediate part of the curve as 2-, 5-, 10- and 30-year rates fell by 2, 33, 29, and 9 basis points respectively.

•  An overweight to the corporate sector, especially in financials, was the main driver of performance as spreads tightened over the year. A small allocation to high yield bonds also added to returns.

•  The Portfolio also benefited from an allocation to ABS as spreads in the sector tightened over the period and the bonds provided attractive carry.

•  An underweight in the agency sector detracted slightly from performance.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited) (cont'd)

Limited Duration Portfolio

corporate bond valuations relative to fundamentals have been attractive. We continue to maintain an overweight to the sector. In addition, we also bought select high yield bonds during the year.

•  The Portfolio also has an allocation to short maturity, high quality ABS. This is primarily in credit card, auto and equipment securities.

•  Given the current low yielding environment, being overweight spread product seems attractive as we believe the yield advantage could provide a large part of returns over the medium term.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. 1-3 year U.S. Government/Credit Index(1) and the Lipper Short Investment Grade Debt Funds Index(2)

	Period Ended September 30, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	3.35%	-1.96%	0.36%	3.27%
Barclays Capital 1-3 Year U.S. Government/Credit Index.	1.36	3.29	3.24	4.82
Lipper Short Investment Grade Debt Funds Index	3.75	3.17	3.09	4.49
	Period Ended September 30, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class P Shares w/o sales charges(5)	3.22%	-2.18%	—	-2.18%
Barclays Capital 1-3 Year U.S. Government/Credit Index.	1.36	3.29	—	3.29
Lipper Short Investment Grade Debt Funds Index	3.75	3.17	—	3.17
Portfolio — Class H Shares w/o sales charges(6)	—	—	—	1.14
Portfolio — Class H Shares with maximum 3.50% sales charges(6)	—	—	—	-2.38
Barclays Capital 1-3 Year U.S. Government/Credit Index.	—	—	—	0.56
Lipper Short Investment Grade Debt Funds Index	—	—	—	1.69
Portfolio — Class L Shares w/o sales charges(6)	—	—	—	1.06
Barclays Capital 1-3 Year U.S. Government/Credit Index.	—	—	—	0.56
Lipper Short Investment Grade Debt Funds Index	—	—	—	1.69

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for periods less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital 1-3 Year U.S. Government/Credit Index tracks the securities in the 1-3 year maturity range of the Barclays Capital U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixedrate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Short Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on March 31, 1992.

(5)  Commenced operations on September 28, 2007.

(6)  Commenced operations on April 27, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Indexes.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Investment Overview (unaudited) (cont'd)

Limited Duration Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Finance	30.6%
Industrials	28.4
Other*	18.4
Asset-Backed Securities	12.3
U.S. Treasury Securities	10.3
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with an underlying face amount of approximately $42,159,000 and net unrealized appreciation of approximately $7,000 and open swap agreements with total unrealized depreciation of approximately $62,000.

8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments

Limited Duration Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (97.9%)
Agency Adjustable Rate Mortgages (2.9%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
2.70%, 7/1/36	$200		$214
2.79%, 9/1/35	1,007		1,083
2.84%, 7/1/38	632		677
5.36%, 1/1/38	211		227
Federal National Mortgage Association,
Conventional Pools:
2.32%, 5/1/35	756		808
3.43%, 5/1/39	821		884
Government National Mortgage Association,
Various Pool
4.00%, 2/20/40	308		324
			4,217
Agency Fixed Rate Mortgages (0.8%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
6.50%, 9/1/19 - 11/1/29	16		19
7.50%, 11/1/19	2		2
12.00%, 6/1/15	—	@	—	@
Federal National Mortgage Association,
Conventional Pools:
6.50%, 2/1/28 - 10/1/32	896		1,040
7.00%, 7/1/29 - 12/1/33	63		76
Government National Mortgage Association,
Various Pools:
9.00%, 11/15/16 - 12/15/16	38		42
			1,179
Asset-Backed Securities (12.5%)
Ally Auto Receivables Trust 2012-SN1
0.57%, 8/20/15	560		560
Ally Master Owner Trust,
1.97%, 1/15/15 (a)(b)	275		276
2.15%, 1/15/16	700		713
2.88%, 4/15/15 (a)	650		656
American Express Credit Account Master Trust
1.47%, 3/15/17 (b)	2,325		2,380
Capital One Multi-Asset Execution Trust
0.30%, 9/15/15 (b)	1,355		1,355
Chase Issuance Trust
0.59%, 8/15/17	1,608		1,613
Citibank Credit Card Issuance Trust (See Note G)
2.25%, 12/23/14	1,950		1,959
CNH Equipment Trust
1.17%, 5/15/15	834		837
Ford Credit Auto Lease Trust
0.57%, 9/15/15 (c)	330		330
Ford Credit Floorplan Master Owner Trust
4.20%, 2/15/17 (a)	1,150		1,239
	Face Amount (000)	Value (000)
GE Dealer Floorplan Master Note Trust
0.71%, 6/20/17 (b)	$750	$754
GE Equipment Midticket LLC
0.94%, 7/14/14 (a)	359	359
Harley-Davidson Motorcycle Trust
1.16%, 2/15/15	1,105	1,107
Macquarie Equipment Funding Trust
1.21%, 9/20/13 (a)	548	549
MMAF Equipment Finance LLC
2.37%, 11/15/13 (a)	208	209
MMCA Auto Owner Trust 2010-A
1.39%, 1/15/14 (a)	202	202
Nissan Auto Lease Trust
1.12%, 12/15/13	869	870
Nissan Master Owner Trust Receivables
1.37%, 1/15/15 (a)(b)	625	627
North Carolina State Education Assistance Authority,
0.90%, 1/25/21 (b)	503	504
1.25%, 7/25/25 (b)	625	628
Panhandle-Plains Higher Education Authority, Inc.
1.31%, 7/1/24 (b)	275	278
World Omni Automobile Lease Securitization Trust
0.93%, 11/16/15	180	181
		18,186
Collateralized Mortgage Obligations — Agency Collateral Series (1.5%)
Federal Home Loan Mortgage Corporation,
1.56%, 10/25/18	271	280
REMIC
7.50%, 9/15/29	1,639	1,940
		2,220
Corporate Bonds (64.7%)
Finance (31.1%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (a)	745	779
Abbey National Treasury Services PLC
2.88%, 4/25/14	615	623
ABN Amro Bank N.V.
4.25%, 2/2/17 (a)	400	430
Aflac, Inc.
3.45%, 8/15/15	325	349
American Express Co.
7.25%, 5/20/14	1,680	1,855
American International Group, Inc.
3.65%, 1/15/14	745	767
AWAS Aviation Capital Ltd.
7.00%, 10/17/16 (a)	428	456
Banco Bradesco SA
4.50%, 1/12/17	975	1,041
Bank of America Corp.,
Series 1
3.75%, 7/12/16	1,295	1,375

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Bank of Montreal
1.40%, 9/11/17	$585	$589
Barclays Bank PLC
5.20%, 7/10/14	980	1,047
BNP Paribas SA
2.38%, 9/14/17	1,000	1,005
BP Capital Markets PLC
3.88%, 3/10/15	595	640
Canadian Imperial Bank of Commerce,
0.90%, 10/1/15 (c)	435	436
1.45%, 9/13/13	1,130	1,141
Capital One Financial Corp.
7.38%, 5/23/14	875	963
CIT Group, Inc.
5.00%, 5/15/17	500	536
Citigroup, Inc. (See Note G)
4.45%, 1/10/17	1,125	1,237
CNH Capital LLC
6.25%, 11/1/16 (a)	355	387
Commonwealth Bank of Australia
1.95%, 3/16/15	735	752
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect
3.38%, 1/19/17	330	351
Credit Agricole SA
3.00%, 10/1/17 (a)(c)	725	723
Credit Suisse
5.50%, 5/1/14	840	897
Deutsche Bank AG
2.38%, 1/11/13	1,105	1,111
DNB Bank ASA
3.20%, 4/3/17 (a)	610	638
General Electric Capital Corp.
2.95%, 5/9/16	2,790	2,953
Genworth Life Institutional Funding Trust
5.88%, 5/3/13 (a)	865	883
Goldman Sachs Group, Inc. (The)
3.63%, 2/7/16	1,250	1,320
HCP, Inc.
2.70%, 2/1/14	575	587
HSBC USA, Inc.
2.38%, 2/13/15	775	798
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.75%, 1/15/16	375	393
ING Bank N.V.
3.75%, 3/7/17 (a)	600	633
International Lease Finance Corp.
6.75%, 9/1/16 (a)	325	367
JPMorgan Chase & Co.,
1.88%, 3/20/15	475	485
3.15%, 7/5/16	1,025	1,085
	Face Amount (000)	Value (000)
Macquarie Group Ltd.
7.30%, 8/1/14 (a)	$720	$776
Metropolitan Life Global Funding I,
1.70%, 6/29/15 (a)	530	541
2.00%, 1/10/14 (a)	950	964
Monumental Global Funding III
5.25%, 1/15/14 (a)	1,115	1,177
National Australia Bank Ltd.
3.00%, 7/27/16 (a)	900	952
Nationwide Building Society
4.65%, 2/25/15 (a)	840	889
Nissan Motor Acceptance Corp.
3.25%, 1/30/13 (a)	90	91
Nordea Bank AB
2.25%, 3/20/15 (a)	635	647
Northern Trust Corp.
5.50%, 8/15/13	1,060	1,107
Principal Financial Group, Inc.
7.88%, 5/15/14	816	908
Prudential Financial, Inc.,
MTN
4.75%, 9/17/15	930	1,025
Royal Bank of Scotland Group PLC
2.55%, 9/18/15	495	501
Santander Holdings USA, Inc.
3.00%, 9/24/15	110	111
Standard Chartered PLC
3.85%, 4/27/15 (a)	940	992
UBS AG
3.88%, 1/15/15	1,140	1,209
US Bancorp
2.20%, 11/15/16	940	988
WellPoint, Inc.
1.88%, 1/15/18	705	711
Wells Fargo & Co.
3.68%, 6/15/16	1,350	1,471
Westpac Banking Corp.
1.38%, 7/17/15 (a)	525	532
		45,224
Industrials (28.9%)
Altria Group, Inc.
4.13%, 9/11/15	750	822
Amgen, Inc.
2.50%, 11/15/16	425	447
Anheuser-Busch InBev Worldwide, Inc.,
4.13%, 1/15/15	350	378
5.38%, 11/15/14	785	864
Applied Materials, Inc.
2.65%, 6/15/16	455	482
Apria Healthcare Group, Inc.
11.25%, 11/1/14	375	386
ArcelorMittal
9.25%, 2/15/15	610	671

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
AT&T, Inc.
1.70%, 6/1/17	$1,075	$1,108
BAA Funding Ltd.
2.50%, 6/25/15 (a)	400	408
Bacardi Ltd.
7.45%, 4/1/14 (a)	835	916
Barrick Gold Corp.
1.75%, 5/30/14	660	670
BAT International Finance PLC
1.40%, 6/5/15 (a)	600	605
Best Buy Co., Inc.
3.75%, 3/15/16	875	838
Bill Barrett Corp.
9.88%, 7/15/16	425	470
Bunge Ltd. Finance Corp.
5.35%, 4/15/14	830	877
Chesapeake Energy Corp.
7.63%, 7/15/13	350	365
Coca-Cola Co. (The)
0.75%, 3/13/15	855	863
Comcast Corp.
6.50%, 1/15/15	870	980
Covidien International Finance SA
1.35%, 5/29/15	265	269
COX Communications, Inc.
4.63%, 6/1/13	690	709
Daimler Finance North America LLC
1.88%, 9/15/14 (a)	785	798
Danaher Corp.
1.30%, 6/23/14	255	259
Delhaize Group SA
5.88%, 2/1/14	1,025	1,077
Diageo Capital PLC
1.50%, 5/11/17	775	789
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.75%, 10/1/14	695	746
DISH DBS Corp.
7.13%, 2/1/16	475	527
Ecolab, Inc.,
1.00%, 8/9/15	245	246
3.00%, 12/8/16	320	344
Experian Finance PLC
2.38%, 6/15/17 (a)	600	609
Express Scripts Holding Co.,
2.65%, 2/15/17 (a)	35	37
2.75%, 11/21/14 (a)	580	603
FMG Resources August 2006 Pty Ltd.
6.38%, 2/1/16 (a)	500	489
Ford Motor Credit Co. LLC
5.63%, 9/15/15	375	411
Gilead Sciences, Inc.
3.05%, 12/1/16	1,000	1,076
	Face Amount (000)	Value (000)
GlaxoSmithKline Capital PLC
0.75%, 5/8/15	$340	$342
Harley-Davidson Funding Corp.
5.25%, 12/15/12 (a)	820	826
Hewlett-Packard Co.
3.30%, 12/9/16	815	850
Home Depot, Inc.
5.40%, 3/1/16	630	729
Hyundai Capital America
1.63%, 10/2/15 (a)(c)	395	395
Kellogg Co.
1.13%, 5/15/15	175	177
Kinross Gold Corp.
3.63%, 9/1/16	740	748
Kraft Foods Group, Inc.
2.25%, 6/5/17 (a)	425	438
Kroger Co. (The)
7.50%, 1/15/14	725	788
LVMH Moet Hennessy Louis Vuitton SA
1.63%, 6/29/17 (a)	525	530
Marathon Petroleum Corp.
3.50%, 3/1/16	1,070	1,135
McDonald's Corp.
0.75%, 5/29/15	225	227
McKesson Corp.
3.25%, 3/1/16	1,070	1,152
NBC Universal Media LLC
2.10%, 4/1/14	835	853
News America, Inc.
5.30%, 12/15/14	455	501
PepsiCo, Inc.
0.75%, 3/5/15	525	529
Phillips 66
1.95%, 3/5/15 (a)	775	793
Sealed Air Corp.
7.88%, 6/15/17	275	296
Sealy Mattress Co.
10.88%, 4/15/16 (a)	300	328
Stryker Corp.
2.00%, 9/30/16	715	746
Takeda Pharmaceutical Co., Ltd.
1.03%, 3/17/15 (a)	440	444
Texas Instruments, Inc.
1.38%, 5/15/14	955	970
Time Warner Cable, Inc.
6.75%, 7/1/18	400	504
Tyco Electronics Group SA
1.60%, 2/3/15	170	173
United Air Lines, Inc.
9.88%, 8/1/13 (a)	356	366
United Technologies Corp.
1.20%, 6/1/15	125	127

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Verizon Communications, Inc.
1.25%, 11/3/14	$715	$727
Viacom, Inc.
4.38%, 9/15/14	1,100	1,177
Virgin Media Finance PLC,
Series 1
9.50%, 8/15/16	450	501
Vodafone Group PLC
1.25%, 9/26/17	775	777
Volkswagen International Finance N.V.
1.63%, 3/22/15 (a)	1,195	1,215
Waste Management, Inc.
2.60%, 9/1/16	725	762
Wesfarmers Ltd.
2.98%, 5/18/16 (a)	395	413
WMG Acquisition Corp.
9.50%, 6/15/16	350	384
		42,062
Utilities (4.7%)
AES Corp. (The)
7.75%, 10/15/15	350	397
Commonwealth Edison Co.
1.63%, 1/15/14	805	816
Enel Finance International N.V.
3.88%, 10/7/14 (a)	1,115	1,147
Enterprise Products Operating LLC
1.25%, 8/13/15	315	318
FirstEnergy Solutions Corp.
4.80%, 2/15/15	755	812
Georgia Power Co.
0.75%, 8/10/15	340	341
NextEra Energy Capital Holdings, Inc.
5.35%, 6/15/13	825	852
Sempra Energy
2.00%, 3/15/14	915	930
Spectra Energy Capital LLC
5.90%, 9/15/13	965	1,011
TransCanada PipeLines Ltd.
0.88%, 3/2/15	300	303
		6,927
		94,213
Mortgage — Other (0.3%)
FDIC Structured Sale Guaranteed Notes
0.78%, 2/25/48 (a)(b)	448	449
Non-U.S. Government — Guaranteed (4.3%)
Commonwealth Bank of Australia
2.50%, 12/10/12 (a)	2,300	2,309
Swedbank AB
2.90%, 1/14/13 (a)	3,900	3,928
		6,237
	Face Amount (000)	Value (000)
Sovereign (0.4%)
Qatar Government International Bond
4.00%, 1/20/15 (a)	$500	$532
U.S. Treasury Securities (10.5%)
U.S. Treasury Notes,
0.50%, 10/15/14	6,590	6,625
1.25%, 10/31/15	8,453	8,691
		15,316
Total Fixed Income Securities (Cost $139,032)		142,549
	Shares
Short-Term Investments (3.8%)
Investment Company (3.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $5,319)	5,318,565	5,319
	Face Amount (000)
U.S. Treasury Security (0.1%)
U.S. Treasury Bill
0.13%, 2/21/13 (d)(e)	$105	105
Total Short-Term Investments (Cost $5,424)		5,424
Total Investments (101.7%) (Cost $144,456) (f)		147,973
Liabilities in Excess of Other Assets (-1.7%)		(2,421)
Net Assets (100.0%)		$145,552

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2012.

(c)  When-issued security.

(d)  Rate shown is the yield to maturity at September 30, 2012.

(e)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(f)  Securities are available for collateral in connection with purchase of when-issued securities, open futures contracts and swap agreements.

@  Face Amount/Value is less than $500.

FDIC  Federal Deposit Insurance Corporation.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Portfolio of Investments (cont'd)

Limited Duration Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2012:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	168	$37,049	Dec-12	$24
Short:
U.S. Treasury 5 yr. Note	41	(5,110)	Dec-12	(17)
				$7

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2012:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized (Depreciation) (000)
Barclays Capital	3 Month LIBOR	Receive	0.81%	9/24/17	$3,000	$(7)
Credit Suisse	3 Month LIBOR	Receive	0.39	9/25/14	9,390	(6)
Credit Suisse	3 Month LIBOR	Receive	0.82	9/13/17	4,500	(13)
Deutsche Bank	3 Month LIBOR	Receive	0.82	7/24/17	7,644	(36)
						$(62)

LIBOR  London Interbank Offered Rate.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Limited Duration Portfolio

Statement of Assets and Liabilities	September 30, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $136,008)	$139,458
Investment in Security of Affiliated Issuer, at Value (Cost $8,448)	8,515
Total Investments in Securities, at Value (Cost $144,456)	147,973
Interest Receivable	1,021
Receivable for Portfolio Shares Sold	35
Receivable from Affiliate	24
Receivable for Variation Margin	9
Other Assets	16
Total Assets	149,078
Liabilities:
Payable for Investments Purchased	2,780
Payable for Portfolio Shares Redeemed	370
Payable for Sub Transfer Agency Fees	117
Payable for Advisory Fees	110
Unrealized Depreciation on Swap Agreements	62
Payable for Professional Fees	31
Payable for Administration Fees	10
Payable for Custodian Fees	4
Payable for Trustees' Fees and Expenses	4
Payable for Transfer Agent Fees	1
Payable for Shareholder Services Fees — Class P	—	@
Payable for Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	37
Total Liabilities	3,526
Net Assets	$145,552
Net Assets Consist Of:
Paid-in-Capital	$400,653
Undistributed Net Investment Income	506
Accumulated Net Realized Loss	(259,069)
Unrealized Appreciation (Depreciation) on:
Investments	3,450
Investments in Affiliates	67
Futures Contracts	7
Swap Agreements	(62)
Net Assets	$145,552
CLASS I:
Net Assets	$145,387
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	18,639,159
Net Asset Value, Offering and Redemption Price Per Share	$7.80
CLASS P:
Net Assets	$145
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	18,644
Net Asset Value, Offering and Redemption Price Per Share	$7.80
CLASS H:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	1,289
Net Asset Value, Redemption Price Per Share	$7.80
Maximum Sales Load	3.50%
Maximum Sales Charge	$0.28
Maximum Offering Price Per Share	$8.08
CLASS L:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	1,289
Net Asset Value, Offering and Redemption Price Per Share	$7.80

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Limited Duration Portfolio

Statement of Operations	Year Ended September 30, 2012 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $1 Foreign Taxes Withheld)	$3,885
Interest from Securities of Affiliated Issuers	87
Dividends from Security of Affiliated Issuer	4
Total Investment Income	3,976
Expenses:
Advisory Fees (Note B)	467
Sub Transfer Agency Fees	156
Administration Fees (Note C)	125
Professional Fees	72
Registration Fees	58
Shareholder Reporting Fees	37
Custodian Fees (Note F)	26
Pricing Fees	21
Transfer Agency Fees (Note E)	11
Trustees' Fees and Expenses	5
Shareholder Services Fees — Class P (Note D)	—	@
Shareholder Services Fees — Class H (Note D)	—	@
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Other Expenses	11
Total Expenses	989
Rebate from Morgan Stanley Affiliate (Note G)	(4)
Expense Offset (Note F)	(—	@)
Net Expenses	985
Net Investment Income	2,991
Realized Gain (Loss):
Investments Sold	350
Investments in Affiliates	46
Futures Contracts	(181)
Swap Agreements	(560)
Net Realized Loss	(345)
Change in Unrealized Appreciation (Depreciation):
Investments	1,916
Investments in Affiliates	31
Futures Contracts	24
Swap Agreements	466
Net Change in Unrealized Appreciation (Depreciation)	2,437
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	2,092
Net Increase in Net Assets Resulting from Operations	$5,083

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Limited Duration Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2012 (000)	Year Ended September 30, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,991	$3,987
Net Realized Loss	(345)	(157)
Net Change in Unrealized Appreciation (Depreciation)	2,437	(2,438)
Net Increase in Net Assets Resulting from Operations	5,083	1,392
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,363)	(3,268)
Class P:
Net Investment Income	(3)	(2)
Class H:
Net Investment Income	(— @)*	—
Class L:
Net Investment Income	(— @)*	—
Total Distributions	(3,366)	(3,270)
Capital Share Transactions:(1)
Class I:
Subscribed	6,757	11,161
Distributions Reinvested	3,362	3,267
Redeemed	(34,259)	(53,349)
Class P:
Subscribed	131	250
Distributions Reinvested	3	2
Redeemed	(184)	(108)
Class H:
Subscribed	10 *	—
Class L:
Subscribed	10 *	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(24,170)	(38,777)
Total Decrease in Net Assets	(22,453)	(40,655)
Net Assets:
Beginning of Period	168,005	208,660
End of Period (Including Undistributed Net Investment Income of $506 and $822)	$145,552	$168,005
(1) Capital Share Transactions:
Class I:
Shares Subscribed	873	1,439
Shares Issued on Distributions Reinvested	435	421
Shares Redeemed	(4,432)	(6,875)
Net Decrease in Class I Shares Outstanding	(3,124)	(5,015)
Class P:
Shares Subscribed	17	32
Shares Issued on Distributions Reinvested	1	— @@
Shares Redeemed	(24)	(14)
Net Increase (Decrease) in Class P Shares Outstanding	(6)	18
Class H:
Shares Subscribed	1 *	—
Class L:
Shares Subscribed	1 *	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period April 27, 2012 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Limited Duration Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2012	2011		2010		2009	2008
Net Asset Value, Beginning of Period	$7.71	$7.79		$7.68		$8.00	$10.24
Income (Loss) from Investment Operations:
Net Investment Income†	0.15	0.16		0.18		0.24	0.49
Net Realized and Unrealized Gain (Loss)	0.11	(0.10)		0.10		(0.12)	(2.22)
Total from Investment Operations	0.26	0.06		0.28		0.12	(1.73)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)	(0.14)		(0.16)		(0.44)	(0.51)
Paid-in-Capital	—	—		(0.01)		—	—
Total Distributions	(0.17)	(0.14)		(0.17)		(0.44)	(0.51)
Redemption Fees	—	—		—		0.00 ‡	—
Net Asset Value, End of Period	$7.80	$7.71		$7.79		$7.68	$8.00
Total Return++	3.35%	0.71%		3.74%		1.77%	(17.57)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$145,387	$167,811		$208,608		$262,794	$568,156
Ratio of Expenses to Average Net Assets (1)	0.63%+	0.59	%+††	0.55	%+††	0.45%+	0.43%+
Ratio of Net Investment Income to Average Net Assets (1)	1.92%+	2.12	%+††	2.39	%+††	3.16%+	5.22%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§	0.00%§	0.01%
Portfolio Turnover Rate	51%	35%		95%		110%	20%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A		N/A		N/A	0.43%+
Net Investment Income to Average Net Assets	N/A	N/A		N/A		N/A	5.22%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Limited Duration Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2012	2011		2010		2009	2008
Net Asset Value, Beginning of Period	$7.71	$7.79		$7.68		$8.00	$10.24
Income (Loss) from Investment Operations:
Net Investment Income†	0.13	0.15		0.17		0.22	0.47
Net Realized and Unrealized Gain (Loss)	0.11	(0.12)		0.09		(0.12)	(2.23)
Total from Investment Operations	0.24	0.03		0.26		0.10	(1.76)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)	(0.11)		(0.15)		(0.42)	(0.48)
Paid-in-Capital	—	—		(0.00	)‡	—	—
Total Distributions	(0.15)	(0.11)		(0.15)		(0.42)	(0.48)
Redemption Fees	—	—		—		0.00 ‡	—
Net Asset Value, End of Period	$7.80	$7.71		$7.79		$7.68	$8.00
Total Return++	3.22%	0.45%		3.48%		1.52%	(17.77)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$145	$194		$52		$169	$294
Ratio of Expenses to Average Net Assets	0.88%+	0.84	%+††	0.80	%+††	0.70%+	0.68%+
Ratio of Net Investment Income to Average Net Assets	1.70%+	1.87	%+††	2.14	%+††	2.87%+	4.95%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§	0.00%§	0.01%
Portfolio Turnover Rate	51%	35%		95%		110%	20%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Limited Duration Portfolio

	Class H
Selected Per Share Data and Ratios	Period from April 27, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$7.76
Income from Investment Operations:
Net Investment Income†	0.05
Net Realized and Unrealized Gain	0.04
Total from Investment Operations	0.09
Distribution from and/or in Excess of:
Net Investment Income	(0.05)
Net Asset Value, End of Period	$7.80
Total Return++	1.14	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets	0.91	%+*
Ratio of Net Investment Income to Average Net Assets	1.42	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§
Portfolio Turnover Rate	51	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Financial Highlights

Limited Duration Portfolio

	Class L
Selected Per Share Data and Ratios	Period from April 27, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$7.76
Income from Investment Operations:
Net Investment Income†	0.04
Net Realized and Unrealized Gain	0.04
Total from Investment Operations	0.08
Distribution from and/or in Excess of:
Net Investment Income	(0.04)
Net Asset Value, End of Period	$7.80
Total Return++	1.06	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses Average Net Assets	1.21	%+*
Ratio of Net Investment Income to Average Net Assets	1.14	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§
Portfolio Turnover Rate	51	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT'' or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Limited Duration Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees (the "Trustees") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Trustees. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the last reported bid and asked prices obtained from reputable brokers.

Under procedures approved by the Trustees, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$4,217	$—	$4,217
Agency Fixed Rate Mortgages	—	1,179	—	1,179
Asset-Backed Securities	—	18,186	—	18,186
Collateralized Mortgage Obligations — Agency Collateral Series	—	2,220	—	2,220
Corporate Bonds	—	94,213	—	94,213
Mortgage — Other	—	449	—	449
Non-U.S. Government — Guaranteed	—	6,237	—	6,237
Sovereign	—	532	—	532
U.S. Treasury Securities	—	15,316	—	15,316
Total Fixed Income Securities	—	142,549	—	142,549
Short-Term Investments
Investment Company	5,319	—	—	5,319
U.S. Treasury Security	—	105	—	105
Total Short-Term Investments	5,319	105	—	5,424
Futures Contracts	24	—	—	24
Total Assets	5,343	142,654	—	147,997
Liabilities:
Futures Contracts	(17)	—	—	(17)
Interest Rate Swap Agreements	—	(62)	—	(62)
Total Liabilities	(17)	(62)	—	(79)
Total	$5,326	$142,592	$—	$147,918

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2012, the Portfolio did not have any investments transfer between investment levels.

3.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps: An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of FASB ASC 210 "Balance Sheet" ("ASC 210"). Offsetting of Amounts Related to Certain Contracts, an

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

interpretation of ASC 210-20, are included within "Unrealized Appreciation (Depreciation) on Swap Agreements" in the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements in the Statement of Operations.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2012.

Primary Risk Exposure	Statement of Assets and Liabilities	Swap Agreements (000)	Futures Contracts (000)(a)
Assets:
Interest Rate Risk	Receivables	$—	$24
Total Receivables		$—	$24
Liabilities:
Interest Rate Risk	Payables	$(62)	$(17)
Total Payables		$(62)	$(17)

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2012 in accordance with ASC 815.

Realized Loss
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Swap Agreements	$(560)
Interest Rate Risk	Futures Contracts	(181)
	Total	$(741)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Swap Agreements	$466
Interest Rate Risk	Futures Contracts	24
	Total	$490

For the year ended September 30, 2012, the average monthly original value of futures contracts was approximately

$49,434,000 and the average monthly notional amount of swap agreements was approximately $9,770,000.

4.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses)

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.30% of the average daily net assets of the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan

Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $45,096,000 and $66,007,000, respectively. For the year ended September 30, 2012, purchases and sales of long-term U.S. Government securities were approximately $32,565,000 and $18,888,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2012, advisory fees paid were reduced by approximately $4,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2012 is as follows:

Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2012 (000)
$5,846	$70,859	$71,386	$4	$5,319

For the year ended September 30, 2012, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Interest Income (000)	Value September 30, 2012 (000)
$3,413	$1,189	$1,472	$46	$87	$3,196

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From: Ordinary Income (000)	2011 Distributions Paid From: Ordinary Income (000)
$3,366	$3,270

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at September 30, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$59	$(59)	—

At September 30, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$509	—

At September 30, 2012, the aggregate cost for federal income tax purposes is approximately $144,456,000. The aggregate gross unrealized appreciation is approximately $3,581,000 and the aggregate gross unrealized depreciation is approximately $64,000 resulting in net unrealized appreciation of approximately $3,517,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Notes to Financial Statements (cont'd)

capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At September 30, 2012, the Portfolio had available for Federal income tax purposes unused short term and long term capital losses of approximately $134,000 and $957,000, respectively that do not have an expiration date.

In addition, at September 30, 2012, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$8,019	September 30, 2013
8,229	September 30, 2014
7,068	September 30, 2015
265	September 30, 2016
200,864	September 30, 2017
33,504	September 30, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Limited Duration Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Limited Duration Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Limited Duration Portfolio of Morgan Stanley Institutional Fund Trust at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 27, 2012

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				102

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Director of various business organizations.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-800-548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Fund which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

36

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2012 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTLDANN
IU12-02343P-Y09/12

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2012

	Registrant			Covered Entities(1)
Audit Fees		$249,100		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$23,590	(3)	$201,000	(4)
All Other Fees	$			$854,099
Total Non-Audit Fees		$23,590		$1,055,099

Total		$272,690		$1,055,099

2011

	Registrant			Covered Entities(1)
Audit Fees		$247,800		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$23,590	(3)	$89,626	(4)
All Other Fees	$			$390,354	(5)
Total Non-Audit Fees		$23,590		$479,980

Total		$271,390		$479,980

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by annual closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund Trust

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
November 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
November 15, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 15, 2012